                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-05796
                                  ----------------------------------------------

                                FFTW Funds, Inc.
               -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               200 Park Avenue, New York, NY                        10166
               -------------------------------------------------------------
               (Address of principal executive offices)           (Zip code)

               Stephen P. Casper
               President and Principal Executive Officer
               200 Park Avenue, New York, NY      10166
               ------------------------------------------------------
               (Name and address of agent for service)

               with a copy to:

               Jack Murphy, Esq.
               Dechert
               1775 I Street,
               N.W., Washington, D.C. 20006-2401
               ------------------------------------------------------

Registrant's telephone number, including area code: 212-681-3000
                                                   ------------------

Date of fiscal year end:   12/31/2003
                        --------------------

Date of reporting period:  12/31/2003
                         ---------------

ITEM 1. REPORTS TO STOCKHOLDERS.

FFTW FUNDS, INC.


ANNUAL REPORT
DECEMBER 31, 2003


200 PARK AVENUE
NEW YORK, NY 10166
TELEPHONE 212.681.3000
FACSIMILE 212.681.3250

FFTW FUNDS, INC.

PRESIDENT'S LETTER

                                                               February 20, 2004

Dear Shareholder,

     We are pleased to present the Annual Report of FFTW Funds, Inc., for the year ended December 31, 2003.

     The year 2003 was indeed a challenging year, but we remain dedicated to providing superior investment products to our shareholders.

     FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook and FFTW's portfolio strategy. If you are interested in participating, please call Blair Keller at 212.681.3034 for details.

     We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss objectives and results of each of our portfolios with you.

Sincerely,

/s/ Stephen P. Casper
Stephen P. Casper
President and Chief Executive Officer

Must be preceded or accompanied by a Prospectus.

FFTW FUNDS, INC.

TABLE OF CONTENTS

PORTFOLIO REVIEWS                                                              1

PERFORMANCE                                                                   10

SCHEDULES OF INVESTMENTS
                        U.S. Short-Term Portfolio                             19
                        Limited Duration Portfolio                            25
                        Mortgage-Backed Portfolio                             30
                        Worldwide Portfolio                                   38
                        Worldwide Core Portfolio                              52
                        International Portfolio                               64
                        Emerging Markets Portfolio                            71
                        U.S. Inflation-Indexed Porfolio                       74
                        Global Inflation-Indexed Hedged Porfolio              75

STATEMENTS OF ASSETS AND LIABILITIES                                          77

STATEMENTS OF OPERATIONS                                                      80

STATEMENTS OF CHANGES IN NET ASSETS                                           83

FINANCIAL HIGHLIGHTS                                                          88

NOTES TO FINANCIAL STATEMENTS                                                 97

REVIEW OF INDEPENDENT AUDITORS                                               116

DIRECTORS AND OFFICERS                                                       117

FFTW FUNDS, INC.

PORTFOLIO REVIEWS

DECEMBER 31, 2003

U.S. SHORT-TERM PORTFOLIO
LIMITED DURATION PORTFOLIO

2003 was a volatile year for the fixed-income markets. Bond prices rallied in advance of the war in Iraq, providing stimulus for prices of high quality securities. The brief sell-off following the end of major combat was short-lived as investors turned their attention from war to fears of deflation in the domestic economy. The second half of 2003 provided a reversal of the preceding six-month period. Bond prices plummeted, sending yields soaring in early summer following indications from the Federal Open Market Committee (FOMC) that the economy was exhibiting early signs of improvement and that deflation fears were ebbing. Market volatility declined in subsequent months, and U.S. Treasuries finished the year trading within a well-defined range.

Credit securities outperformed comparable duration U.S. Treasuries throughout the year. Much of the excess return can be attributed to increased investor demand for additional yield in a historically low interest rate environment. The improvement in the economy, experienced in the third quarter of 2003, provided additional support for the credit sectors where the yield premium for lower rated investment grade securities (BBB) declined dramatically. The portfolios' modest allocation to lower rated securities contributed positively to performance.

The U.S. Short-Term Portfolio was positioned with an overweight allocation to the floating rate asset-backed securities ("ABS") market and a flat duration position relative to the benchmark, the Merrill Lynch 3-6 Month Treasury Index. Following a period of flat relative performance in the early months of the year, the sudden change in market direction resulted in positive performance in both absolute terms and relative to the benchmark in the summer months. A third quarter shift in strategy to a slightly short duration position contributed positively to the relative performance of the fund as U.S. Treasury yields increased in the fourth quarter. The exposure to floating rate securities, which have low correlation with the general level of interest rates, allowed the Portfolio to return both a positive absolute and relative return during a difficult period for the fixed-income market.

The U.S. Short-Term Portfolio completed 2003 with a total return of 1.49% after expenses versus the Merrill Lynch 3-6 Month Treasury Index return of 1.19%. Please refer to the Performance table on page 10 for more information.

The Limited Duration Portfolio began the year with an overweight allocation to the asset-backed securities ("ABS") market and a slightly long duration position relative to the benchmark, the Merrill Lynch 1-3 Year Treasury Index. It enjoyed strong performance in the first two quarters of the year as the U.S. Treasury yield curve flattened dramatically in May. A brief period of underperformance followed in early summer as the U.S. Treasury market corrected; however, the subsequent reduction in market volatility enabled the Portfolio to recapture this lost performance. A late third quarter shift in strategy to a slightly short duration position contributed positively to relative performance as U.S. Treasury yields continued to increase in the fourth quarter.

The Limited Duration Portfolio completed 2003 with a total return of 2.49% after expenses versus the Merrill Lynch 1-3 Year Treasury Index return of 1.90%. Please refer to the Performance table on page 11 for more information.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

MORTGAGE-BACKED PORTFOLIO

U.S. interest rates were range-bound for much of the early part of the year, providing an excellent environment for the mortgage market. A drop in U.S. interest rates in late February and early March provided the first challenge of the year for the mortgage sector, as 10-year Treasury yields fell to 3.6% in reaction to concern over the Iraqi conflict as well as continuing deterioration of the U.S. economy. By mid-March, however, interest rates backed up sharply, due in part to the swift collapse of the Iraqi regime and occupation of downtown Baghdad by Coalition forces. Mortgages underperformed U.S. Treasuries in March, though, as the lower mortgage rates during the period led to heavy refinancing activity among homeowners.

Investor concern over the U.S. economy continued to build during the second quarter, helping push long-term interest rates 80 basis points lower over the course of 6 weeks. By mid-June, 10-year U.S. Treasury yields had dropped to 3.1%. The market tone changed rapidly at the end of June, however. Intermediate U.S. Treasury yields rose more than 1.2% between mid-June and the end of July. While the resulting drop in prepayments would ultimately be positive for the sector, the massive duration extension that accompanied the move put significant selling pressure on the sector.

Order began to return to the market in August, as interest rates stabilized and investors searched for value opportunities in the sector. The mortgage market enjoyed strong performance for much of the latter part of the year, though a moderate rally led to small underperformance for the sector in September. With the Federal Reserve seemingly poised to maintain accommodative monetary policy for a "considerable period of time", however, investors felt comfortable adding risk to their portfolios in order to pick up yield in the fourth quarter. At the same time, new issuance had dropped meaningfully (note the 75% drop in the Mortgage Bankers Association Refinancing Index), leaving the market with more demand than available bonds. Mortgage-backed securities finished the year on a strong note as a result.

With mortgage refinancing volume reaching record levels in 2003, the investment strategy emphasized securities that offered higher yields while minimizing the risk of harmful prepayments. While many of these securities were subject to prepayment risk, underlying collateral types were selected to minimize that risk. Securities backed by lower-loan balance or credit-impaired borrowers, which tend to be less sensitive to changes in mortgage borrowing rates, are examples of this type of strategy.

For the twelve-month period ending December 31, 2003, the Mortgage-Backed Portfolio returned 3.84% after expenses. The Lehman Brothers Mortgage-Backed Securities Index returned 3.07% during the same period. Please refer to the Performance table on page 12 for more information.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

WORLDWIDE PORTFOLIO
WORLDWIDE CORE PORTFOLIO

Over the course of 2003, global fixed-income markets were pulled in opposing directions due to fighting in the Middle East, central bank policy moves, and indications of economic recovery. Global government bond yields moved irregularly lower throughout the first half of 2003, bottoming in mid-June just before the Federal Reserve's cutting of the federal funds rate to 1% from 1.25%. During the second-half of 2003, bond market yields rose as an improvement in global economic conditions became evident.

The mortgage sector had a very volatile year trying to adjust to interest rate movements. The first half of 2003 was characterized by high refinancing rates, which was negative for the sector. Nonetheless, the mortgage sector was able to recover from its poor performance, and posted positive returns for the year. The market for asset-backed securities registered positive returns, and sizeable new issuance continued to be absorbed readily by demand.

U.S. corporate bonds had a strong year, aided by wide spreads versus U.S. Treasuries and expectations of an improving economy. The year began with little movement in the sector as fears of prolonged conflict in the Middle East kept companies from hiring and expanding. However, positive earnings releases boosted demand for corporate issues throughout the year. Companies rated BBB by Moody's companies in particular performed well as the pace of rating agency downgrades slowed.

The story in Europe was much the same as in the U.S. as spreads narrowed amid solid demand. The auto sector in Europe performed well throughout 2003 and helped the industrial sector to post high returns. As in the U.S., BBB-rated issues outperformed government bonds and higher-grade corporates as economic factors improved over the course of the year.

The major story for foreign exchange movements in 2003 was the weakening of the U.S. dollar against the euro and the yen. High fiscal and trade deficits, coupled with a stance of benign neglect by U.S. policymakers, pressured the dollar lower. It reached an all time low against the euro in December. The yen's appreciation against the U.S. dollar was muted by Bank of Japan (BOJ) intervention to maintain the foreign purchasing power of Japanese goods. However, towards the end of the year this intervention proved unable to counteract the strong fundamentals supporting yen appreciation, and the yen gained ground on the euro and the dollar.

The Worldwide Portfolio returned 12.68% after expenses for the year, compared to 12.51% earned by its benchmark, the Lehman Brothers Global Aggregate Index (Unhedged). The Worldwide Core Portfolio returned 3.71% after expenses for the year, compared to 3.11% earned by its benchmark, the Lehman Brothers Global Aggregate Index (hedged into U.S. dollars). Please refer to the Performance tables on pages 13 and 14 for more information. The following factors contributed to performance:

SECTOR ALLOCATION

Within the Worldwide Core Portfolio (in hedged U.S. dollar terms), the U.S. regional block contributed most to returns, followed closely by the Pan-European bloc. The Asian-Pacific bloc only added slightly to returns, reflecting low yields in Japan.

All the major sectors -- corporate, government and collateralized securities -- managed to post positive returns for the year, with corporate credit the strongest and government issues the weakest. Both Portfolios benefited from having larger-than-benchmark exposures to corporate bonds throughout the year.

SECURITY SELECTION

Corporate bonds stood out strongly in the U.S. Within the credit sector, industrials delivered the highest returns, followed by utilities and financials, both with similar returns. Although security selection in mortgage- and asset-backed securities boosted returns, an overweight to mortgages in the middle of the year detracted from performance.

DURATION/YIELD CURVE

Interest-rate positioning detracted modestly from performance in 2003. The key exposures that subtracted from returns were an overweight in European bonds in July when yields rose rapidly, and an underweight in Japanese government bonds in the fourth quarter as yields declined.

FOREIGN EXCHANGE

Both Portfolios benefited from underweights in the U.S. dollar at various times throughout the year, especially in the fourth quarter.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. In September 2003, David J. Marmon assumed primary responsibility for management of the Worldwide and Worldwide Core Portfolios.

INTERNATIONAL PORTFOLIO

During 2003, fixed-income markets around the globe experienced increased volatility due to fighting in the Middle East, central bank policy moves, and indications of economic recovery. Equity markets also began to strengthen, thus reducing the demand for fixed-income securities. In foreign exchange, the U.S. dollar continued to decline against the euro and most foreign currencies due to low real interest rates and governmental support of currency valuations.

European bond yields took their cue from the U.S., trending downwards for the first half of the year with the exception of a period of underperformance during March at the start of the war in Iraq. However, European rates were protected from any strong backup by the strength of the euro, prolonged weak economic data, and a muted comeback in equity markets. The European Central Bank (ECB) cut rates, helping the downward trend of yields during the first half of the year. Even when negative data turned positive for Europe on the tail of strong U.S. Gross Domestic Product (GDP) growth, the strength of the euro and the ECB's satisfaction with it meant that growth could be expected to remain subdued.

European corporate bonds had a very strong year as spreads narrowed amid solid demand arising from investors' search for yield. Even though macroeconomic factors continued to be poor, technical factors remained supportive of corporate credit. The auto sector in Europe performed well throughout 2003 and helped the industrials post high returns. Lower rated securities outperformed government bonds and higher-grade corporates.

Japanese yields began the year in a steady decline, as weak economic data and ongoing deflation fears bid bond prices higher. However, yields rose sharply between June and September as diminished deflation expectations and equity market strength hinted at a possible upturn in the economy. Yields then remained in a narrow range, ending 2003 higher than at the beginning of the year.

The major story for foreign exchange movements in 2003 was the weakening of the U.S. dollar against the euro and the yen. High fiscal and trade deficits and a stance of benign neglect by U.S. policymakers pressured the U.S. dollar lower. It reached all time lows against the euro in December. The dollar's depreciation against the yen was muted by the Bank of Japan's intervention to keep the foreign purchasing power of Japanese goods high. Towards the end of 2003, this intervention was not able to counteract the strong fundamentals supporting yen appreciation, and the yen gained ground on the euro and the U.S. dollar.

The International Portfolio returned 20.25% after expenses for the year, compared to 19.36% earned by its benchmark, the Lehman Brothers Global Aggregate Index (ex U.S. dollars). Please refer to the Performance table on page 15 for more information. The following factors contributed to performance:

SECTOR ALLOCATION

The Portfolio was overweight European corporate bonds throughout the year, which added to returns. It maintained a strategic underweight to short-term Japanese government bonds for much of the year, due to the low yields available from these securities, preferring the European bond market where yields were more attractive.

SECURITY SELECTION

Holdings were concentrated in telecoms and subordinated bank debt for much of the year. Towards year-end, the Portfolio reallocated some of its higher-rated bank holdings to lower-rated insurance paper. Security selection added to returns.

DURATION/YIELD CURVE

The Portfolio was overweight duration during the first part of the year in Europe. During the second part of the year, we started to underweight the duration of the Portfolio relative to the index. Overall, interest rate positions had little impact on returns.

FOREIGN EXCHANGE

The Portfolio was bearish on the U.S. dollar throughout the year, a viewpoint that was expressed by an underweight of the dollar versus a basket of currencies (Australian dollar, Canadian dollar, euro, and Japanese yen). Foreign exchange positions added significantly to returns.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

EMERGING MARKETS PORTFOLIO

2003 started very well for emerging markets debt, with cash inflows carrying over from late 2002. The market rallied 39 basis points in the first week of January. However, the market quickly cooled off in the following weeks due to concerns of potential conflicts in Iraq and North Korea. February remained volatile, and the market traded in a narrow range in the run-up to the Iraq war. It became apparent that the global economy would not rebound in any meaningful way until the conflict was resolved. By March, investors seemed eager to move on from the Iraq conflict to more country-specific issues. Credit risk was focused on Turkey, where the question of NATO support and the possibility of a U.S. financial aid package in exchange for the deployment of U.S. troops on Turkish soil caused several shifts in investor perception throughout the month. However, the market, after an initial decline, remained resilient as a whole with good performance from credits like Brazil and Russia. In April, emerging markets remained strong, reflecting a broadly improving investor risk appetite. By early May, as emerging market debt spreads continued to tighten, investors began to show some nervousness. Nevertheless, the market continued to trend higher with demand for lower rated credit rising. But by the end of the month, profit taking, supply concerns and corporate sell-off added some volatility to emerging market debt prices. June started on a positive note, fuelled by an improving outlook for U.S. growth and declining interest rates. The rally reached a peak by mid-June, only to be abruptly cut short by speculation about the upcoming Federal Reserve meeting and the subsequent rate cut of only 25 basis points, whereas the market had priced in a 50 basis point drop. This disappointment led to a sell-off, which lasted until the end of July.

Sentiment turned swiftly in August as significant legislative enactments in Brazil and Turkey boosted these markets. In Brazil, structural reform progress seemed to be on track. The Turkish government reached a consensus with its military, moved forward with a contentious package of European Union related reforms, and renewed negotiations with the U.S. on a bilateral aid package. In September, continued improving fundamentals along with Argentina's new agreement with the International Monetary Fund (IMF), were counterbalanced by strong corporate and sovereign supply. This supply, along with decreasing U.S. Treasury yields, helped to keep emerging market spreads within a tight range. The mood at the annual IMF investor conference, held in Dubai in mid-September, was mostly optimistic. However, after the meeting Argentina's debt massively underperformed the market when the government announced its debt restructuring plan along with a proposed haircut of 75% on its defaulted debt. In October, Moody's upgrade of Russia to investment grade triggered yet another rally across the board (particularly in Brazil, Turkey, and Venezuela). Spreads widened somewhat in the next weeks with an onslaught of new issues. Although negative news surfaced during the month in several countries, the market showed surprising resilience, ending with spreads tightening once again.

2003 was a year of outperformance for higher yielding assets. With their improving across-the-board credit trends, emerging markets benefited greatly from an increased global risk appetite, supportive U.S. monetary policy and the improved structural reform agenda in major emerging economies. Regionally, Latin America performed best. The strongest performers were Ecuador (+101.5%), Brazil (+69.8%), Nigeria (+55.8%), Uruguay (+55.6%) and Venezuela (+39.9%).

The Portfolio remained overweight Latin American credits for in the first and fourth quarters of the year, helping performance. In the second quarter, higher cash levels (raised on expectation of higher volatility around the Iraq war) significantly detracted from performance. Higher interest-rate duration positions in the summer months also detracted from performance as the U.S. Treasury market corrected substantially lower. Performance was recovered somewhat by reinstating our long position in key Latin American credits in the fourth quarter.

The Portfolio returned 19.65% after expenses for the year compared to 22.21% earned by the benchmark, JP Morgan Emerging Markets Bond Index Global Diversified. Please refer to the performance table on page 16 for more information. The underperformance was mainly due to an underweight in the strong performing economies of Turkey, Russia and Ecuador during the months of August and September.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

U.S. INFLATION-INDEXED PORTFOLIO

2003 was an exceptional year for U.S. Treasury Inflation Protected Securities ("TIPS"). The asset class gained popularity as investors believed that a prolonged low-rate environment coupled with federal tax cuts, a weakening dollar and rising commodity prices would ultimately lead to higher inflation. Inflation-linked bonds benefited as the U.S. Treasury once again reiterated its commitment to continue issuing the asset. Added liquidity brought on by higher issuance and new participants entering the market helped TIPS outperform nominal bonds as breakevens (the approximate differences between nominal and real yields) ended the year near historic highs.

Real yields ended the year lower even as the economy showed signs of growth, in part due to the Federal Reserve's focus on deflation risk. Volatility in real yields and breakevens increased significantly as nominal bond yields fell, and uncertainty over the pace of an economic recovery grew. The economy has shown signs of the beginning stages of a recovery, as evidenced by a surprising 8.2% third quarter Gross Domestic Product (GDP). However, employment data continues to disappoint investors. Most recently, the non-farm payroll grew by only 1,000 jobs in December. The Consumer Price Index (CPI) was negative in April and November, causing TIPS to be adjusted downward during the following months. Currently, CPI is running at 1.9% Year-on-Year.

The Portfolio was fully invested in inflation-linked bonds throughout the year with strategic allocations to nominal bonds in order to take advantage of rich valuations in TIPS. Yield curve management played an important role during the year as particular sectors presented opportunities to add value to the Portfolio. For example, we initiated a yield curve position in December with an overweight in July 2013 TIPS versus selling equal weighted allocations of the January 2008 and April 2028 maturity TIPS. The rationale behind the position was to take advantage of increasing interest in the asset class, especially the 10-year sector, in front of a new auction as well as express our negative view of shorter maturity TIPS during the first couple of months of 2004, as we enter a period of negative carry.

The U.S. Inflation-Indexed Portfolio returned 7.65% after expenses for the year, compared to 8.40% for the Lehman Brothers U.S. Treasury Inflation Note Index. Please refer to the Performance table on page 17 for more information. Selling TIPS vs. nominal bonds during the third quarter detracted from performance as new market participants drove breakevens towards historical highs. Yield curve positions had a positive impact on performance.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. In September 2003, Stewart M. Russell assumed primary responsibility for management of the U.S. Inflation-Indexed Portfolio.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

2003 will be remembered as one of the best years for inflation-linked bonds. The market is slowly developing as investors are recognizing the advantages of owning inflation-linked securities to hedge liabilities. During 2003, Italy and Greece issued their first inflation-linked bonds, while France added much more depth and liquidity to its program. More countries are expected to follow, in particular Germany and Japan.

Inflation-linked securities outperformed conventional bonds around the world. In the U.S., this outperformance reflected the Federal Reserve's efforts to push key lending rates lower, while at the same time projecting little concern over the prospect of future inflation. Outside the U.S., most central banks, including the European Central Bank (ECB) and the Bank of Japan (BOJ), moved up their inflation targets, and the theme of reflation -- the idea that a little inflation is good for long-term growth -- benefited inflation-linked bonds in all markets.

The major story for foreign exchange movements in 2003 was the weakening of the U.S. dollar against the euro and the yen. High fiscal and trade deficits, coupled with a stance of benign neglect by U.S. policymakers, pressured the dollar lower. It reached an all time low against the euro in December. The yen's appreciation against the U.S. dollar was muted by the BOJ's intervention to maintain the foreign purchasing power of Japanese goods. However, towards the end of the year, this intervention proved unable to counteract the strong fundamentals supporting yen appreciation, and the yen gained ground on the euro and the dollar.

The Global Inflation-Indexed Hedged Portfolio returned 6.59% after expenses compared to 6.81% earned by its benchmark, the Barclays Global Inflation-Linked Bond Index (100% USD Hedged). Please refer to the Performance table on page 18 for more information. The following factors contributed to or detracted from performance:

DURATION AND BREAKEVEN POSITION

The Portfolio was slightly long duration in August and October, when nominal bond yields backed up sharply, detracting from returns.

Towards the end of the year, the Portfolio added to returns by selling inflation-linked securities in Europe and the U.S. This moved was based on the perception that the strength of the inflation-linked bond market was overdone and that inflation expectations on a 5-year horizon were too high.

COUNTRY ALLOCATION

During the first half of the year, the Portfolio was overweight in Canada. This position was gradually reduced during the second half of the year, based on the belief that rising commodity prices would put some pressure on the Canadian Central Bank to increase interest rates. This position added to returns during the first part of the year.

Towards the end of the year, the Portfolio took positions in two countries whose absolute level of yield was attractive: New Zealand and Iceland, adding slightly to returns.

FOREIGN EXCHANGE

The Portfolio benefited from an underweight in the U.S. dollar at various times throughout the year, especially in the fourth quarter.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. In September 2003, Stephane Fertat assumed primary responsibility for management of the Global Inflation-Indexed Hedged Portfolio.

FFTW FUNDS, INC.

PERFORMANCE
DECEMBER 31, 2003

U.S. SHORT-TERM PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN U.S. SHORT-TERM PORTFOLIO AND THE MERRILL LYNCH 3-6 MONTH TREASURY INDEX

              U.S. SHORT-TERM PORTFOLIO   MERRILL LYNCH 3-6 MONTH TREASURY INDEX
12/31/93              $  100,000                          $  100,000
1/31/94               $  100,388                          $  100,357
2/28/94               $  100,438                          $  100,466
3/31/94               $  100,719                          $  100,701
4/30/94               $  100,921                          $  100,982
5/31/94               $  101,174                          $  101,351
6/30/94               $  101,408                          $  101,785
7/31/94               $  101,826                          $  102,252
8/31/94               $  102,289                          $  102,639
9/30/94               $  102,610                          $  102,954
10/31/94              $  103,013                          $  103,423
11/30/94              $  103,305                          $  103,763
12/31/94              $  103,810                          $  104,238
1/31/95               $  104,330                          $  104,876
2/28/95               $  104,920                          $  105,494
3/31/95               $  105,440                          $  106,072
4/30/95               $  105,836                          $  106,637
5/31/95               $  106,354                          $  107,235
6/30/95               $  106,864                          $  107,816
7/31/95               $  107,269                          $  108,329
8/31/95               $  107,778                          $  108,905
9/30/95               $  108,284                          $  109,396
10/31/95              $  108,790                          $  109,935
11/30/95              $  109,288                          $  110,463
12/31/95              $  109,723                          $  111,063
1/31/96               $  110,233                          $  111,605
2/29/96               $  110,626                          $  112,012
3/31/96               $  111,060                          $  112,440
4/30/96               $  111,576                          $  112,948
5/31/96               $  111,995                          $  113,439
6/30/96               $  112,379                          $  113,948
7/31/96               $  112,915                          $  114,450
8/31/96               $  113,453                          $  114,994
9/30/96               $  113,987                          $  115,572
10/31/96              $  114,536                          $  116,121
11/30/96              $  115,187                          $  116,671
12/31/96              $  115,722                          $  117,174
1/31/97               $  116,273                          $  117,698
2/28/97               $  116,706                          $  118,161
3/31/97               $  117,144                          $  118,656
4/30/97               $  117,696                          $  119,277
5/31/97               $  118,278                          $  119,934
6/30/97               $  118,748                          $  120,448
7/31/97               $  119,456                          $  121,005
8/31/97               $  119,917                          $  121,555
9/30/97               $  120,358                          $  122,193
10/31/97              $  120,577                          $  122,719
11/30/97              $  120,906                          $  123,257
12/31/97              $  121,613                          $  123,850
1/31/98               $  122,331                          $  124,471
2/28/98               $  122,774                          $  124,938
3/31/98               $  123,362                          $  125,541
4/30/98               $  123,944                          $  126,145
5/31/98               $  124,530                          $  126,731
6/30/98               $  124,985                          $  127,316
7/31/98               $  125,579                          $  127,878
8/31/98               $  126,562                          $  128,485
9/30/98               $  127,261                          $  129,249
10/31/98              $  127,693                          $  129,779
11/30/98              $  127,978                          $  130,232
12/31/98              $  128,414                          $  130,739
1/31/99               $  128,984                          $  131,260
2/28/99               $  129,112                          $  131,662
3/31/99               $  129,805                          $  132,258
4/30/99               $  130,092                          $  132,750
5/31/99               $  130,381                          $  133,273
6/30/99               $  130,662                          $  133,780
7/31/99               $  131,105                          $  134,322
8/31/99               $  131,423                          $  134,878
9/30/99               $  132,155                          $  135,524
10/31/99              $  132,772                          $  136,096
11/30/99              $  133,384                          $  136,611
12/31/99              $  133,880                          $  137,189
1/31/2000             $  134,415                          $  137,785
2/29/2000             $  135,002                          $  138,427
3/31/2000             $  135,635                          $  139,094
4/30/2000             $  136,541                          $  139,799
5/31/2000             $  137,110                          $  140,631
6/30/2000             $  137,945                          $  141,354
7/31/2000             $  138,820                          $  142,042
8/31/2000             $  139,688                          $  142,786
9/30/2000             $  140,403                          $  143,526
10/31/2000            $  141,324                          $  144,248
11/30/2000            $  142,051                          $  145,062
12/31/2000            $  143,239                          $  145,994
1/31/2001             $  144,175                          $  147,094
2/28/2001             $  145,017                          $  147,685
3/31/2001             $  145,600                          $  148,456
4/30/2001             $  146,244                          $  149,109
5/31/2001             $  146,855                          $  149,755
6/30/2001             $  147,290                          $  150,158
7/31/2001             $  148,187                          $  150,701
8/31/2001             $  148,653                          $  151,159
9/30/2001             $  149,332                          $  152,042
10/31/2001            $  149,696                          $  152,512
11/30/2001            $  149,907                          $  152,826
12/31/2001            $  150,097                          $  153,061
1/31/2002             $  150,253                          $  153,293
2/28/2002             $  150,468                          $  153,541
3/31/2002             $  150,838                          $  153,737
4/30/2002             $  151,060                          $  154,053
5/31/2002             $  151,247                          $  154,301
6/30/2002             $  151,580                          $  154,592
7/31/2002             $  151,940                          $  154,802
8/31/2002             $  152,110                          $  155,005
9/30/2002             $  152,073                          $  155,342
10/31/2002            $  152,270                          $  155,544
11/30/2002            $  151,445                          $  155,778
12/31/2002            $  151,517                          $  155,965
1/31/2003             $  151,742                          $  156,114
2/28/2003             $  151,790                          $  156,249
3/31/2003             $  151,855                          $  156,471
4/30/2003             $  152,033                          $  156,607
5/31/2003             $  152,168                          $  156,759
6/30/2003             $  152,341                          $  156,994
7/31/2003             $  152,649                          $  157,100
8/31/2003             $  152,959                          $  157,217
9/30/2003             $  153,127                          $  157,401
10/31/2003            $  153,317                          $  157,496
11/30/2003            $  153,654                          $  157,512
12/31/2003            $  153,770                          $  157,680

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                           ONE YEAR        FIVE YEARS        TEN YEARS
     U.S. SHORT-TERM PORTFOLIO*                              1.49%            3.67%            4.39%
     Merrill Lynch 3-6 Month Treasury Index                  1.19%            3.84%            4.67%

   * Commenced operations on December 6, 1989.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Merrill Lynch 3-6 Month Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Bills with maturities ranging from approximately 91 to 182 days. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

LIMITED DURATION PORTFOLIO seeks to maintain a level of total return as may be consistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN LIMITED DURATION PORTFOLIO AND THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX

             LIMITED DURATION PORTFOLIO   MERRILL LYNCH U.S. 1-3 YEAR TREASURY INDEX
12/31/93             $  100,000                            $  100,000
1/31/94              $  100,518                            $  100,642
2/28/94              $   99,899                            $   99,999
3/31/94              $   99,527                            $   99,501
4/30/94              $   99,041                            $   99,149
5/31/94              $   99,168                            $   99,289
6/30/94              $   99,374                            $   99,583
7/31/94              $  100,301                            $  100,440
8/31/94              $  100,516                            $  100,793
9/30/94              $  100,420                            $  100,565
10/31/94             $  100,664                            $  100,796
11/30/94             $  100,063                            $  100,342
12/31/94             $  100,292                            $  100,573
1/31/95              $  101,646                            $  101,971
2/28/95              $  103,241                            $  103,368
3/31/95              $  103,836                            $  103,947
4/30/95              $  104,567                            $  104,872
5/31/95              $  106,396                            $  106,707
6/30/95              $  107,330                            $  107,283
7/31/95              $  107,672                            $  107,723
8/31/95              $  108,212                            $  108,370
9/30/95              $  108,727                            $  108,901
10/31/95             $  109,698                            $  109,815
11/30/95             $  110,623                            $  110,782
12/31/95             $  111,572                            $  111,635
1/31/96              $  112,495                            $  112,584
2/29/96              $  112,371                            $  112,111
3/31/96              $  112,163                            $  112,010
4/30/96              $  112,430                            $  112,100
5/31/96              $  112,604                            $  112,335
6/30/96              $  113,345                            $  113,142
7/31/96              $  113,769                            $  113,583
8/31/96              $  114,107                            $  113,969
9/30/96              $  114,989                            $  115,006
10/31/96             $  116,392                            $  116,306
11/30/96             $  117,443                            $  117,201
12/31/96             $  117,462                            $  117,201
1/31/97              $  118,046                            $  117,751
2/28/97              $  118,508                            $  118,022
3/31/97              $  118,542                            $  117,976
4/30/97              $  119,285                            $  118,940
5/31/97              $  120,283                            $  119,751
6/30/97              $  121,297                            $  120,576
7/31/97              $  122,948                            $  121,901
8/31/97              $  123,012                            $  122,013
9/30/97              $  124,042                            $  122,939
10/31/97             $  124,894                            $  123,853
11/30/97             $  125,104                            $  124,154
12/31/97             $  125,926                            $  125,002
1/31/98              $  127,283                            $  126,215
2/28/98              $  127,199                            $  126,324
3/31/98              $  127,656                            $  126,838
4/30/98              $  128,263                            $  127,432
5/31/98              $  129,003                            $  128,111
6/30/98              $  129,733                            $  128,777
7/31/98              $  130,211                            $  129,380
8/31/98              $  131,868                            $  131,006
9/30/98              $  133,632                            $  132,742
10/31/98             $  133,970                            $  133,394
11/30/98             $  134,033                            $  133,277
12/31/98             $  134,473                            $  133,748
1/31/99              $  135,483                            $  134,278
2/28/99              $  134,852                            $  133,620
3/31/99              $  135,744                            $  134,548
4/30/99              $  136,239                            $  134,982
5/31/99              $  135,897                            $  134,895
6/30/99              $  135,812                            $  135,313
7/31/99              $  136,034                            $  135,742
8/31/99              $  136,126                            $  136,135
9/30/99              $  137,187                            $  137,019
10/31/99             $  137,686                            $  137,389
11/30/99             $  137,929                            $  137,650
12/31/99             $  138,341                            $  137,843
1/31/2000            $  138,485                            $  137,788
2/29/2000            $  139,328                            $  138,711
3/31/2000            $  140,197                            $  139,571
4/30/2000            $  140,791                            $  139,934
5/31/2000            $  141,396                            $  140,508
6/30/2000            $  142,878                            $  141,966
7/31/2000            $  143,633                            $  142,863
8/31/2000            $  144,827                            $  143,919
9/30/2000            $  146,023                            $  144,953
10/31/2000           $  146,631                            $  145,731
11/30/2000           $  148,154                            $  147,110
12/31/2000           $  150,132                            $  148,865
1/31/2001            $  151,654                            $  150,721
2/28/2001            $  152,963                            $  151,701
3/31/2001            $  153,829                            $  152,966
4/30/2001            $  154,215                            $  153,374
5/31/2001            $  155,065                            $  154,239
6/30/2001            $  155,760                            $  154,764
7/31/2001            $  157,531                            $  156,500
8/31/2001            $  158,844                            $  157,402
9/30/2001            $  160,630                            $  159,993
10/31/2001           $  162,087                            $  161,504
11/30/2001           $  161,470                            $  161,172
12/31/2001           $  161,331                            $  161,228
1/31/2002            $  161,880                            $  161,555
2/28/2002            $  162,861                            $  162,336
3/31/2002            $  161,975                            $  161,240
4/30/2002            $  163,890                            $  163,041
5/31/2002            $  164,633                            $  163,696
6/30/2002            $  165,847                            $  165,070
7/31/2002            $  167,652                            $  167,087
8/31/2002            $  168,515                            $  167,660
9/30/2002            $  169,844                            $  169,045
10/31/2002           $  170,156                            $  169,429
11/30/2002           $  169,224                            $  168,920
12/31/2002           $  170,707                            $  170,508
1/31/2003            $  170,480                            $  170,486
2/28/2003            $  171,351                            $  171,197
3/31/2003            $  172,098                            $  171,509
4/30/2003            $  172,662                            $  171,829
5/31/2003            $  173,739                            $  172,474
6/30/2003            $  173,864                            $  172,738
7/31/2003            $  172,159                            $  171,798
8/31/2003            $  172,631                            $  171,913
9/30/2003            $  174,392                            $  173,474
10/31/2003           $  173,863                            $  172,830
11/30/2003           $  173,977                            $  172,739
12/31/2003           $  174,957                            $  173,741

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                           ONE YEAR        FIVE YEARS        TEN YEARS
     LIMITED DURATION PORTFOLIO*                             2.49%            5.40%            5.68%
     Merrill Lynch 1-3 Year Treasury Index                   1.90%            5.37%            5.62%

   * Commenced operations on July 26, 1993.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

MORTGAGE-BACKED PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

[CHART]

            COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000
         INVESTMENT IN MORTGAGE BACKED PORTFOLIO AND THE LEHMAN BROTHERS
                        MORTGAGE-BACKED SECURITIES INDEX

              MORTGAGE-BACKED PORTFOLIO   LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
4/29/96               $  100,000                             $  100,000
4/30/96               $   99,817                             $   99,660
5/31/96               $   99,757                             $   99,371
6/30/96               $  101,127                             $  100,742
7/31/96               $  101,590                             $  101,115
8/31/96               $  101,710                             $  101,115
9/30/96               $  103,620                             $  102,804
10/31/96              $  105,386                             $  104,819
11/30/96              $  107,112                             $  106,318
12/31/96              $  106,539                             $  105,765
1/31/97               $  107,085                             $  106,547
2/28/97               $  108,196                             $  106,899
3/31/97               $  107,319                             $  105,894
4/30/97               $  109,133                             $  107,578
5/31/97               $  109,714                             $  108,632
6/30/97               $  111,580                             $  109,903
7/31/97               $  113,320                             $  111,969
8/31/97               $  113,596                             $  111,701
9/30/97               $  114,846                             $  113,119
10/31/97              $  115,930                             $  114,375
11/30/97              $  116,305                             $  114,752
12/31/97              $  117,400                             $  115,796
1/31/98               $  118,543                             $  116,943
2/28/98               $  118,871                             $  117,188
3/31/98               $  119,396                             $  117,681
4/30/98               $  120,243                             $  118,351
5/31/98               $  121,179                             $  119,133
6/30/98               $  121,656                             $  119,704
7/31/98               $  122,385                             $  120,315
8/31/98               $  123,965                             $  121,410
9/30/98               $  125,786                             $  122,879
10/31/98              $  124,981                             $  122,719
11/30/98              $  125,516                             $  123,333
12/31/98              $  126,116                             $  123,863
1/31/99               $  127,189                             $  124,742
2/28/99               $  126,118                             $  124,243
3/31/99               $  127,961                             $  125,076
4/30/99               $  128,060                             $  125,651
5/31/99               $  127,101                             $  124,948
6/30/99               $  126,549                             $  124,510
7/31/99               $  125,520                             $  123,664
8/31/99               $  125,255                             $  123,664
9/30/99               $  127,269                             $  125,667
10/31/99              $  128,119                             $  126,396
11/30/99              $  128,376                             $  126,459
12/31/99              $  127,638                             $  126,155
1/31/2000             $  127,011                             $  125,058
2/29/2000             $  128,264                             $  126,509
3/31/2000             $  130,276                             $  127,888
4/30/2000             $  130,476                             $  127,977
5/31/2000             $  130,114                             $  128,041
6/30/2000             $  133,149                             $  130,781
7/31/2000             $  133,703                             $  131,618
8/31/2000             $  135,959                             $  133,619
9/30/2000             $  137,484                             $  135,008
10/31/2000            $  138,282                             $  135,980
11/30/2000            $  140,491                             $  138,020
12/31/2000            $  142,442                             $  140,242
1/31/2001             $  144,055                             $  142,430
2/28/2001             $  144,534                             $  143,242
3/31/2001             $  145,285                             $  144,073
4/30/2001             $  145,404                             $  144,274
5/31/2001             $  145,907                             $  145,227
6/30/2001             $  146,419                             $  145,532
7/31/2001             $  148,977                             $  148,122
8/31/2001             $  150,242                             $  149,425
9/30/2001             $  152,264                             $  151,667
10/31/2001            $  153,810                             $  153,760
11/30/2001            $  152,364                             $  152,345
12/31/2001            $  151,606                             $  151,766
1/31/2002             $  153,164                             $  153,178
2/28/2002             $  154,515                             $  154,924
3/31/2002             $  153,245                             $  153,282
4/30/2002             $  155,873                             $  156,179
5/31/2002             $  156,834                             $  157,319
6/30/2002             $  158,050                             $  158,609
7/31/2002             $  160,127                             $  160,417
8/31/2002             $  161,437                             $  161,684
9/30/2002             $  162,737                             $  162,832
10/31/2002            $  162,861                             $  163,451
11/30/2002            $  163,156                             $  163,337
12/31/2002            $  164,758                             $  165,035
1/31/2003             $  165,810                             $  165,432
2/28/2003             $  167,021                             $  166,540
3/31/2003             $  166,911                             $  166,557
4/30/2003             $  167,674                             $  167,256
5/31/2003             $  167,362                             $  167,390
6/30/2003             $  167,763                             $  167,658
7/31/2003             $  165,287                             $  164,523
8/31/2003             $  166,887                             $  165,691
9/30/2003             $  169,064                             $  168,507
10/31/2003            $  169,036                             $  167,918
11/30/2003            $  169,566                             $  168,270
12/31/2003            $  171,077                             $  170,071

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                                                               SINCE
                                                           ONE YEAR        FIVE YEARS        INCEPTION*
     MORTGAGE-BACKED PORTFOLIO                               3.84%            6.29%            7.24%
     Lehman Brothers Mortgage-Backed Securities Index        3.07%            6.54%            7.16%

   * Mortgage-Backed Portfolio commenced operations on April 29, 1996.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of the mortgage-backed pass-through securities of GNMA, FNMA and FHLMC. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

WORLDWIDE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN WORLDWIDE PORTFOLIO AND THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (UNHEDGED)

              WORLDWIDE PORTFOLIO     LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (UNHEDGED)
12/31/93          $  100,000                          $  100,000
1/31/94           $  101,180                          $  100,723
2/28/94           $   99,905                          $   98,920
3/31/94           $   98,696                          $   96,251
4/30/94           $   98,459                          $   95,682
5/31/94           $   97,908                          $   95,827
6/30/94           $   98,564                          $   95,607
7/31/94           $   99,993                          $   96,857
8/31/94           $   99,873                          $   97,522
9/30/94           $   99,713                          $   97,536
10/31/94          $  100,760                          $   97,819
11/30/94          $   99,753                          $   98,114
12/31/94          $  100,222                          $   97,751
1/31/95           $  102,316                          $   98,368
2/28/95           $  104,843                          $   99,612
3/31/95           $  108,345                          $  101,187
4/30/95           $  110,035                          $  102,438
5/31/95           $  113,425                          $  105,303
6/30/95           $  114,207                          $  105,309
7/31/95           $  114,733                          $  105,751
8/31/95           $  113,333                          $  103,325
9/30/95           $  115,441                          $  105,396
10/31/95          $  116,826                          $  106,677
11/30/95          $  118,216                          $  107,861
12/31/95          $  119,919                          $  110,050
1/31/96           $  119,463                          $  109,612
2/29/96           $  118,376                          $  109,097
3/31/96           $  118,009                          $  108,301
4/30/96           $  117,466                          $  109,162
5/31/96           $  117,572                          $  108,898
6/30/96           $  118,959                          $  109,166
7/31/96           $  120,506                          $  111,052
8/31/96           $  120,747                          $  111,223
9/30/96           $  122,063                          $  112,343
10/31/96          $  124,736                          $  115,345
11/30/96          $  126,682                          $  117,770
12/31/96          $  125,808                          $  116,395
1/31/97           $  123,782                          $  113,989
2/28/97           $  123,200                          $  113,692
3/31/97           $  122,042                          $  112,823
4/30/97           $  122,311                          $  111,976
5/31/97           $  124,476                          $  114,347
6/30/97           $  125,820                          $  115,842
7/31/97           $  126,399                          $  116,126
8/31/97           $  126,108                          $  116,028
9/30/97           $  128,668                          $  118,782
10/31/97          $  131,010                          $  121,296
11/30/97          $  130,302                          $  119,784
12/31/97          $  130,563                          $  119,809
1/31/98           $  131,803                          $  120,718
2/28/98           $  132,528                          $  121,458
3/31/98           $  132,184                          $  120,433
4/30/98           $  133,823                          $  122,353
5/31/98           $  134,759                          $  123,259
6/30/98           $  135,016                          $  123,751
7/31/98           $  135,812                          $  124,391
8/31/98           $  138,664                          $  128,302
9/30/98           $  145,237                          $  134,707
10/31/98          $  147,096                          $  137,314
11/30/98          $  146,213                          $  135,788
12/31/98          $  148,480                          $  138,473
1/31/99           $  147,886                          $  138,289
2/28/99           $  143,494                          $  133,215
3/31/99           $  143,680                          $  133,312
4/30/99           $  143,536                          $  133,534
5/31/99           $  141,441                          $  131,017
6/30/99           $  139,390                          $  128,630
7/31/99           $  141,536                          $  131,314
8/31/99           $  141,310                          $  130,679
9/30/99           $  143,048                          $  132,567
10/31/99          $  142,834                          $  132,509
11/30/99          $  141,277                          $  131,192
12/31/99          $  140,796                          $  131,027
1/31/2000         $  138,389                          $  128,140
2/29/2000         $  138,126                          $  127,397
3/31/2000         $  140,888                          $  130,868
4/30/2000         $  137,451                          $  127,524
5/31/2000         $  138,083                          $  128,573
6/30/2000         $  141,590                          $  130,763
7/31/2000         $  140,174                          $  129,596
8/31/2000         $  139,558                          $  129,169
9/30/2000         $  139,948                          $  129,481
10/31/2000        $  138,815                          $  128,454
11/30/2000        $  141,202                          $  130,882
12/31/2000        $  145,269                          $  135,297
1/31/2001         $  145,966                          $  135,620
2/28/2001         $  146,200                          $  135,820
3/31/2001         $  143,203                          $  133,487
4/30/2001         $  143,031                          $  133,273
5/31/2001         $  143,303                          $  133,058
6/30/2001         $  142,299                          $  132,210
7/31/2001         $  145,558                          $  135,241
8/31/2001         $  149,939                          $  139,075
9/30/2001         $  151,109                          $  139,614
10/31/2001        $  152,469                          $  141,266
11/30/2001        $  150,700                          $  140,047
12/31/2001        $  147,551                          $  137,189
1/31/2002         $  146,223                          $  136,061
2/28/2002         $  147,202                          $  136,316
3/31/2002         $  146,334                          $  135,489
4/30/2002         $  150,665                          $  139,184
5/31/2002         $  154,040                          $  142,695
6/30/2002         $  159,401                          $  147,313
7/31/2002         $  160,836                          $  147,932
8/31/2002         $  163,457                          $  150,145
9/30/2002         $  165,255                          $  151,673
10/31/2002        $  164,792                          $  150,832
11/30/2002        $  165,221                          $  151,329
12/31/2002        $  171,912                          $  157,730
1/31/2003         $  173,838                          $  159,632
2/28/2003         $  176,080                          $  162,314
3/31/2003         $  176,520                          $  162,306
4/30/2003         $  178,780                          $  164,260
5/31/2003         $  185,127                          $  170,691
6/30/2003         $  183,127                          $  168,693
7/31/2003         $  177,798                          $  163,027
8/31/2003         $  177,389                          $  162,678
9/30/2003         $  185,922                          $  170,295
10/31/2003        $  184,881                          $  169,595
11/30/2003        $  187,284                          $  171,529
12/31/2003        $  193,408                          $  177,723

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                           ONE YEAR        FIVE YEARS        TEN YEARS
     WORLDWIDE PORTFOLIO*                                   12.68%            5.12%            5.92%
     Lehman Brothers Global Aggregate
       Index (Unhedged)                                     12.51%            5.43%            6.82%

*  Commenced operations on April 15, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index. Please refer to the Schedule of Investments for Portfolio holdings, which are subject to change at any time and do not constitute a recommendation to buy or sell in any security.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the portfolio is more exposed to volatility in securities prices than a diversified portfolio.

WORLDWIDE CORE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN WORLDWIDE CORE PORTFOLIO AND THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (HEDGED)

              WORLDWIDE CORE PORTFOLIO    LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (HEDGED)
12/31/93             $  100,000                             $  100,000
1/31/94              $  100,511                             $  100,561
2/28/94              $   98,710                             $   98,676
3/31/94              $   96,018                             $   96,919
4/30/94              $   95,209                             $   96,259
5/31/94              $   96,953                             $   95,840
6/30/94              $   97,121                             $   95,281
7/31/94              $   95,364                             $   96,676
8/31/94              $  106,842                             $   96,355
9/30/94              $  107,281                             $   95,604
10/31/94             $  107,609                             $   95,708
11/30/94             $  107,987                             $   96,129
12/31/94             $  107,835                             $   96,509
1/31/95              $  108,740                             $   98,013
2/28/95              $  109,118                             $   99,867
3/31/95              $  109,552                             $  101,072
4/30/95              $  109,952                             $  102,585
5/31/95              $  110,372                             $  106,207
6/30/95              $  111,182                             $  106,547
7/31/95              $  110,886                             $  106,982
8/31/95              $  112,194                             $  108,068
9/30/95              $  113,287                             $  109,404
10/31/95             $  114,985                             $  110,737
11/30/95             $  117,646                             $  112,681
12/31/95             $  119,688                             $  114,033
1/31/96              $  121,674                             $  115,049
2/29/96              $  119,959                             $  113,369
3/31/96              $  119,590                             $  113,344
4/30/96              $  121,410                             $  113,550
5/31/96              $  121,566                             $  113,767
6/30/96              $  122,012                             $  115,051
7/31/96              $  122,605                             $  115,577
8/31/96              $  123,424                             $  116,109
9/30/96              $  126,226                             $  118,335
10/31/96             $  129,509                             $  120,663
11/30/96             $  132,343                             $  122,849
12/31/96             $  131,698                             $  122,288
1/31/97              $  133,400                             $  123,150
2/28/97              $  134,456                             $  123,651
3/31/97              $  133,162                             $  122,667
4/30/97              $  134,850                             $  124,241
5/31/97              $  135,217                             $  125,194
6/30/97              $  137,433                             $  126,944
7/31/97              $  141,039                             $  129,706
8/31/97              $  140,680                             $  129,180
9/30/97              $  144,044                             $  131,233
10/31/97             $  145,552                             $  132,680
11/30/97             $  146,545                             $  133,438
12/31/97             $  148,286                             $  134,872
1/31/98              $  150,108                             $  136,603
2/28/98              $  150,294                             $  137,072
3/31/98              $  150,949                             $  137,864
4/30/98              $  151,848                             $  138,557
5/31/98              $  154,114                             $  140,123
6/30/98              $  155,294                             $  141,054
7/31/98              $  156,500                             $  141,763
8/31/98              $  160,700                             $  144,204
9/30/98              $  164,078                             $  147,641
10/31/98             $  163,627                             $  147,109
11/30/98             $  164,912                             $  148,254
12/31/98             $  165,383                             $  148,381
1/31/99              $  167,628                             $  150,218
2/28/99              $  164,506                             $  148,336
3/31/99              $  165,583                             $  149,509
4/30/99              $  167,397                             $  150,652
5/31/99              $  166,061                             $  149,785
6/30/99              $  164,134                             $  148,408
7/31/99              $  163,572                             $  147,793
8/31/99              $  163,172                             $  147,901
9/30/99              $  164,169                             $  148,789
10/31/99             $  164,694                             $  149,182
11/30/99             $  165,075                             $  149,711
12/31/99             $  165,063                             $  149,549
1/31/2000            $  165,027                             $  149,280
2/29/2000            $  166,199                             $  150,698
3/31/2000            $  168,668                             $  152,702
4/30/2000            $  168,476                             $  152,840
5/31/2000            $  169,123                             $  153,237
6/30/2000            $  171,041                             $  155,137
7/31/2000            $  172,512                             $  156,347
8/31/2000            $  173,828                             $  157,489
9/30/2000            $  175,472                             $  158,765
10/31/2000           $  176,794                             $  159,955
11/30/2000           $  179,445                             $  162,642
12/31/2000           $  182,868                             $  164,985
1/31/2001            $  185,436                             $  167,245
2/28/2001            $  187,093                             $  168,717
3/31/2001            $  188,771                             $  169,830
4/30/2001            $  187,865                             $  169,015
5/31/2001            $  188,503                             $  170,029
6/30/2001            $  189,500                             $  170,879
7/31/2001            $  192,566                             $  173,408
8/31/2001            $  193,730                             $  175,021
9/30/2001            $  194,367                             $  176,421
10/31/2001           $  198,559                             $  179,632
11/30/2001           $  197,003                             $  178,123
12/31/2001           $  195,561                             $  176,930
1/31/2002            $  196,749                             $  177,761
2/28/2002            $  197,349                             $  178,703
3/31/2002            $  195,291                             $  176,809
4/30/2002            $  197,465                             $  179,196
5/31/2002            $  199,116                             $  180,038
6/30/2002            $  201,259                             $  181,910
7/31/2002            $  201,535                             $  183,821
8/31/2002            $  204,349                             $  186,449
9/30/2002            $  207,003                             $  188,948
10/31/2002           $  205,252                             $  188,456
11/30/2002           $  206,197                             $  188,683
12/31/2002           $  209,960                             $  191,871
1/31/2003            $  211,103                             $  192,754
2/28/2003            $  213,855                             $  194,681
3/31/2003            $  212,984                             $  194,506
4/30/2003            $  214,329                             $  195,557
5/31/2003            $  218,540                             $  198,940
6/30/2003            $  217,667                             $  198,303
7/31/2003            $  212,487                             $  194,218
8/31/2003            $  212,735                             $  194,121
9/30/2003            $  216,219                             $  197,537
10/31/2003           $  214,975                             $  195,681
11/30/2003           $  214,851                             $  195,955
12/31/2003           $  217,742                             $  197,836

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                           ONE YEAR        FIVE YEARS        TEN YEARS
     WORLDWIDE CORE PORTFOLIO*                               3.71%            5.65%            8.09%
     Lehman Brothers Global Aggregate
       Index (Hedged)                                        3.11%            5.92%            7.06%

*  Commenced operations on May 19, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index. Please refer to the Schedule of Investments for Portfolio holdings, which are subject to change at any time and do not constitute a recommendation to buy or sell any security.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

INTERNATIONAL PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN INTERNATIONAL PORTFOLIO AND LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (EX-USD)

             INTERNATIONAL PORTFOLIO   LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (EX USD)
5/9/96              $  100,000                              $  100,000
5/31/96             $   99,843                              $  100,500
6/30/96             $   99,822                              $  101,455
7/31/96             $  102,319                              $  104,235
8/31/96             $  102,714                              $  104,975
9/30/96             $  103,127                              $  105,195
10/31/96            $  105,924                              $  107,457
11/30/96            $  107,383                              $  108,918
12/31/96            $  106,662                              $  108,515
1/31/97             $  102,829                              $  103,968
2/28/97             $  101,899                              $  102,430
3/31/97             $  101,061                              $  101,723
4/30/97             $   99,913                              $  100,116
5/31/97             $  101,953                              $  103,079
6/30/97             $  103,467                              $  104,048
7/31/97             $  102,632                              $  101,249
8/31/97             $  103,302                              $  101,958
9/30/97             $  106,224                              $  104,833
10/31/97            $  107,986                              $  107,286
11/30/97            $  106,460                              $  105,183
12/31/97            $  106,208                              $  104,163
1/31/98             $  106,345                              $  104,642
2/28/98             $  107,564                              $  106,181
3/31/98             $  106,220                              $  105,002
4/30/98             $  108,583                              $  107,396
5/31/98             $  108,919                              $  107,761
6/30/98             $  108,780                              $  107,459
7/31/98             $  109,453                              $  108,470
8/31/98             $  113,459                              $  111,203
9/30/98             $  120,120                              $  118,832
10/31/98            $  123,990                              $  122,171
11/30/98            $  121,682                              $  120,265
12/31/98            $  125,700                              $  123,380
1/31/99             $  124,680                              $  121,739
2/28/99             $  119,573                              $  116,869
3/31/99             $  119,062                              $  116,612
4/30/99             $  119,329                              $  116,076
5/31/99             $  117,244                              $  113,801
6/30/99             $  114,995                              $  111,047
7/31/99             $  117,778                              $  114,545
8/31/99             $  117,792                              $  114,258
9/30/99             $  119,265                              $  115,732
10/31/99            $  119,152                              $  115,038
11/30/99            $  117,692                              $  112,737
12/31/99            $  117,730                              $  112,489
1/31/2000           $  114,951                              $  109,249
2/29/2000           $  113,364                              $  107,709
3/31/2000           $  116,850                              $  110,520
4/30/2000           $  111,584                              $  105,735
5/31/2000           $  113,590                              $  106,707
6/30/2000           $  115,865                              $  109,845
7/31/2000           $  113,029                              $  106,890
8/31/2000           $  111,303                              $  104,570
9/30/2000           $  110,806                              $  104,528
10/31/2000          $  108,640                              $  102,438
11/30/2000          $  111,105                              $  104,241
12/31/2000          $  116,580                              $  108,087
1/31/2001           $  115,785                              $  107,676
2/28/2001           $  115,352                              $  107,246
3/31/2001           $  111,362                              $  102,838
4/30/2001           $  110,911                              $  102,972
5/31/2001           $  110,174                              $  102,807
6/30/2001           $  108,681                              $  101,162
7/31/2001           $  111,404                              $  103,539
8/31/2001           $  116,190                              $  108,323
9/30/2001           $  116,268                              $  108,724
10/31/2001          $  116,952                              $  108,658
11/30/2001          $  115,363                              $  107,604
12/31/2001          $  111,656                              $  104,032
1/31/2002           $  108,838                              $  101,462
2/28/2002           $  109,081                              $  101,858
3/31/2002           $  109,473                              $  102,316
4/30/2002           $  113,497                              $  106,337
5/31/2002           $  117,961                              $  110,134
6/30/2002           $  124,744                              $  116,576
7/31/2002           $  125,446                              $  117,241
8/31/2002           $  127,249                              $  119,117
9/30/2002           $  128,565                              $  119,903
10/31/2002          $  127,928                              $  119,687
11/30/2002          $  128,330                              $  120,357
12/31/2002          $  136,008                              $  127,314
1/31/2003           $  138,601                              $  129,873
2/28/2003           $  140,734                              $  131,471
3/31/2003           $  140,831                              $  132,154
4/30/2003           $  142,825                              $  134,374
5/31/2003           $  150,814                              $  140,986
6/30/2003           $  148,060                              $  138,504
7/31/2003           $  144,044                              $  134,917
8/31/2003           $  142,437                              $  133,703
9/30/2003           $  151,827                              $  142,327
10/31/2003          $  152,228                              $  141,928
11/30/2003          $  155,138                              $  144,894
12/31/2003          $  163,556                              $  151,980

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                                                               SINCE
                                                           ONE YEAR        FIVE YEARS       INCEPTION*
     INTERNATIONAL PORTFOLIO                                20.25%           5.40%            6.64%
     Lehman Brothers Global Aggregate
       Index (ex-USD)                                       19.36%           4.26%            5.62%

   *  International Portfolio commenced operations on May 9, 1996.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index. Please refer to the Schedule of Investments for Portfolio holdings, which are subject to change at any time and do not constitute a recommendation to buy or sell any security.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the portfolio is more exposed to volatility in securities prices than a diversified portfolio.

EMERGING MARKETS PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in fixed income securities from bond markets in emerging markets countries, denominated in local currencies or currencies of OECD countries, with an average U.S. dollar-weighted duration of less than eight years.

[CHART]

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $100,000
             INVESTMENT IN EMERGING MARKETS PORTFOLIO AND JP MORGAN
                 EMERGING MARKETS BOND INDEX GLOBAL DIVERSIFIED

             EMERGING MARKETS PORTFOLIO   JP MORGAN EMERGING MARKETS BOND INDEX GLOBAL DIVERSIFIED
8/12/97              $  100,000                                  $  100,000
8/31/97              $   99,623                                  $   99,958
9/30/97              $  100,412                                  $  102,787
10/31/97             $   96,269                                  $   92,430
11/30/97             $   97,779                                  $   95,836
12/31/97             $   98,805                                  $   97,653
1/31/98              $   97,618                                  $   98,413
2/28/98              $  100,461                                  $  100,850
3/31/98              $  102,886                                  $  102,983
4/30/98              $  103,397                                  $  103,212
5/31/98              $  100,775                                  $  100,491
6/30/98              $   97,534                                  $   98,049
7/31/98              $   99,631                                  $   98,284
8/31/98              $   71,371                                  $   72,762
9/30/98              $   74,642                                  $   79,690
10/31/98             $   82,306                                  $   84,897
11/30/98             $   88,206                                  $   90,576
12/31/98             $   88,429                                  $   89,728
1/31/99              $   85,492                                  $   88,689
2/28/99              $   86,551                                  $   89,238
3/31/99              $   88,735                                  $   94,015
4/30/99              $   92,274                                  $   99,101
5/31/99              $   89,870                                  $   94,338
6/30/99              $   90,699                                  $   97,076
7/31/99              $   90,729                                  $   95,705
8/31/99              $   90,803                                  $   95,401
9/30/99              $   92,681                                  $   98,186
10/31/99             $   95,220                                  $  101,342
11/30/99             $   96,648                                  $  103,761
12/31/99             $   98,800                                  $  107,278
1/31/2000            $   98,179                                  $  106,038
2/29/2000            $  101,883                                  $  110,663
3/31/2000            $  102,423                                  $  112,797
4/30/2000            $  101,121                                  $  110,628
5/31/2000            $   99,265                                  $  108,181
6/30/2000            $  103,832                                  $  112,995
7/31/2000            $  106,436                                  $  116,305
8/31/2000            $  108,869                                  $  119,969
9/30/2000            $  107,593                                  $  118,661
10/31/2000           $  105,814                                  $  116,537
11/30/2000           $  105,532                                  $  116,164
12/31/2000           $  110,070                                  $  120,881
1/31/2001            $  115,329                                  $  126,296
2/28/2001            $  112,708                                  $  125,336
3/31/2001            $  111,256                                  $  124,872
4/30/2001            $  111,940                                  $  124,648
5/31/2001            $  114,694                                  $  127,976
6/30/2001            $  116,290                                  $  130,382
7/31/2001            $  109,761                                  $  126,731
8/31/2001            $  112,127                                  $  131,585
9/30/2001            $  109,108                                  $  128,282
10/31/2001           $  111,917                                  $  130,412
11/30/2001           $  115,636                                  $  131,324
12/31/2001           $  119,816                                  $  132,625
1/31/2002            $  123,482                                  $  134,879
2/28/2002            $  127,977                                  $  139,101
3/31/2002            $  128,481                                  $  139,268
4/30/2002            $  130,612                                  $  141,092
5/31/2002            $  129,650                                  $  140,796
6/30/2002            $  123,005                                  $  135,755
7/31/2002            $  117,796                                  $  131,438
8/31/2002            $  121,384                                  $  138,773
9/30/2002            $  119,503                                  $  136,955
10/31/2002           $  124,300                                  $  143,200
11/30/2002           $  128,543                                  $  147,066
12/31/2002           $  131,576                                  $  150,728
1/31/2003            $  133,603                                  $  152,703
2/28/2003            $  137,145                                  $  156,520
3/31/2003            $  138,218                                  $  157,882
4/30/2003            $  145,142                                  $  166,250
5/31/2003            $  150,845                                  $  172,883
6/30/2003            $  150,991                                  $  173,004
7/31/2003            $  144,441                                  $  167,572
8/31/2003            $  147,117                                  $  171,091
9/30/2003            $  151,643                                  $  176,925
10/31/2003           $  150,746                                  $  177,420
11/30/2003           $  152,425                                  $  179,212
12/31/2003           $  157,428                                  $  184,212

(Past performance is not predictive of future performance.)

       Average Annual Total Return for the period ended December 31, 2002:

                                                                                               SINCE
                                                           ONE YEAR        FIVE YEARS       INCEPTION*
     EMERGING MARKETS PORTFOLIO                             19.65%           12.22%             7.36%
     JP Morgan Emerging Markets Bond Index
       Global Diversified                                   22.21%           15.46%            10.03%

*  Emerging Markets Portfolio commenced operations on August 12, 1997.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The JP Morgan Emerging Markets Bond Index Global Diversified tracks the performance of emerging markets debt instruments, with country weights of the larger countries constrained in order to increase the index's diversification. One cannot invest directly in an index. Sector allocations are subject to change at any time are not recommendations to buy or sell in any sectors.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

U.S. INFLATION-INDEXED PORTFOLIO seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN U.S. INFLATION-INDEXED PORTFOLIO AND THE LEHMAN BROTHERS U.S. TREASURY
                              INFLATION NOTE INDEX

             U.S. INFLATION-INDEXED PORTFOLIO   LEHMAN BROTHERS U.S. TREASURY INFLATION NOTE INDEX
1/2/2001                $  100,000                                  $  100,000
1/31/2001               $  101,055                                  $  101,240
2/28/2001               $  102,811                                  $  102,951
3/31/2001               $  103,494                                  $  103,939
4/30/2001               $  104,278                                  $  104,521
5/31/2001               $  105,571                                  $  105,755
6/30/2001               $  105,231                                  $  105,628
7/31/2001               $  106,969                                  $  107,392
8/31/2001               $  107,203                                  $  107,542
9/30/2001               $  107,825                                  $  108,166
10/31/2001              $  110,248                                  $  110,729
11/30/2001              $  107,733                                  $  108,260
12/31/2001              $  106,554                                  $  106,994
1/31/2002               $  106,968                                  $  107,625
2/28/2002               $  108,765                                  $  109,261
3/31/2002               $  108,093                                  $  108,583
4/30/2002               $  111,050                                  $  111,548
5/31/2002               $  112,683                                  $  113,321
6/30/2002               $  114,050                                  $  114,930
7/31/2002               $  116,073                                  $  116,827
8/31/2002               $  120,069                                  $  121,009
9/30/2002               $  123,032                                  $  124,059
10/31/2002              $  119,862                                  $  120,746
11/30/2002              $  119,710                                  $  120,662
12/31/2002              $  123,780                                  $  124,716
1/31/2003               $  124,583                                  $  125,651
2/28/2003               $  129,053                                  $  130,363
3/31/2003               $  127,089                                  $  128,251
4/30/2003               $  126,628                                  $  127,918
5/31/2003               $  132,736                                  $  133,981
6/30/2003               $  131,497                                  $  132,615
7/31/2003               $  125,314                                  $  126,488
8/31/2003               $  127,129                                  $  128,752
9/30/2003               $  131,430                                  $  133,014
10/31/2003              $  131,904                                  $  133,732
11/30/2003              $  131,926                                  $  133,812
12/31/2003              $  133,249                                  $  135,177

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                                                     SINCE
                                                                   ONE YEAR        INCEPTION*
     U.S. INFLATION-INDEXED PORTFOLIO                                7.65%           10.05%
     Lehman Brothers U.S. Treasury Inflation Note Index              8.40%           10.58%

* U.S. Inflation-Indexed Portfolio commenced operations on January 2, 2001.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers U.S. Treasury Inflation Note Index is an unmanaged index that tracks the performance of U.S. Treasuries whose cash flows are linked to an inflation index. One cannot invest directly in an index. Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the portfolio is more exposed to volatility in securities prices than a diversified portfolio.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital.

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN
        GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO AND THE BARCLAYS GLOBAL
                       INFLATION-LINKED BOND INDEX HEDGED

             GLOBAL INFLATION-INDEXED HEDGE PORTFOLIO   BARCLAYS GLOBAL INFLATION-LINKED BOND INDEX HEDGED
1/14/2003                   $  100,000                                      $  100,000
1/31/2003                   $  101,197                                      $  101,376
2/28/2003                   $  103,830                                      $  103,992
3/31/2003                   $  102,666                                      $  102,931
4/30/2003                   $  102,127                                      $  102,519
5/31/2003                   $  106,195                                      $  106,396
6/30/2003                   $  105,124                                      $  105,630
7/31/2003                   $  101,819                                      $  102,166
8/31/2003                   $  102,799                                      $  103,295
9/30/2003                   $  105,104                                      $  105,658
10/31/2003                  $  104,307                                      $  105,041
11/30/2003                  $  104,314                                      $  105,078
12/31/2003                  $  106,588                                      $  106,812

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2003:

                                                                       SINCE
                                                                     INCEPTION*
     GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO                         6.59%
     Barclays Global Inflation-Linked Bond Index Hedged                6.81%

* Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Barclays Global Inflation-Linked Bond Index Hedged is an unmanaged index that tracks the performance of global inflation-linked bonds with various maturities. One cannot invest directly in an index. Please refer to the Schedule of Investments for Portfolio holdings, which are subject to change at any time and do not constitute a recommendation to buy or sell any security.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW FUNDS, INC.

U.S. SHORT-TERM PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 83.2%

AUTO LOANS -- 14.9%
Americredit Automobile Receivables Trust,
 Ser. 2003-AM, Class A2B (FRN)                                      1.440%        10/06/2006          1,580,796   $     1,580,655
ANRC Auto Owner Trust, Ser. 2001-A, Class A4                        4.320%        06/16/2008          2,000,000         2,040,680
Chase Manhattan Auto Owner Trust,
 Ser. 2001-A, Class CTFS                                            5.060%        02/15/2008          1,004,695         1,028,274
Chase Manhattan Auto Owner Trust,
 Ser. 2002-A, Class A3                                              3.490%        03/15/2006          1,193,542         1,203,638
Daimler Chrysler Auto Trust,
 Ser. 2001-C, Class A3                                              4.210%        07/06/2005            696,897           699,541
Daimler Chrysler Auto Trust,
 Ser. 2003-B, Class A2                                              1.610%        07/08/2006          2,000,000         2,000,625
Ford Credit Floorplan Master Owner Trust,
 Ser. 2001-1, Class A (FRN)                                         1.253%        07/17/2006          2,000,000         2,000,798
MMCA Automobile Trust, Ser. 2000-2, Class B                         7.420%        08/15/2005          1,869,500         1,909,166
MMCA Automobile Trust, Ser. 2002-2, Class A3                        3.670%        07/17/2006          1,000,000         1,008,116
Superior Wholesale Inventory Financing Trust,
 Ser. 2001-A7, Class A (FRN)                                        1.253%        03/15/2006          2,000,000         2,000,243
                                                                                                                  ---------------
                                                                                                                       15,471,736
                                                                                                                  ---------------

CREDIT CARDS -- 16.9%
American Express Credit Account Master Trust,
 Ser. 1999-1, Class A                                               5.600%        11/15/2006          1,500,000         1,519,065
American Express Credit Account Master Trust,
 Ser. 1999-3, Class A (FRN)                                         1.303%        12/15/2006          2,000,000         2,000,341
Chase Credit Card Master Trust,
 Ser. 2001-3, Class A (FRN)                                         1.233%        09/15/2006          2,000,000         1,999,806
Citibank Credit Card Master Trust I,
 Ser. 1997-6, Class A, PO#++                                        0.331%        08/15/2006          2,000,000         1,985,648
Citibank Credit Card Master Trust I,
 Ser. 1999-1, Class A                                               5.500%        02/15/2006          1,500,000         1,507,882
Citibank Credit Card Master Trust I,
 Ser. 1999-1, Class B                                               5.750%        02/15/2006          1,500,000         1,508,127
Discover Card Master Trust I,
 Ser. 1997-3, Class A (FRN)                                         1.293%        04/16/2007          1,500,000         1,500,505
First USA Credit Card Master Trust,
 Ser. 1998-9, Class CC+                                             6.100%        09/18/2006          2,500,000         2,503,516

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CREDIT CARDS (CONTINUED)
MBNA Master Credit Card Trust,
 Ser. 1997-I, Class A                                               6.550%        01/15/2007          1,000,000   $     1,032,151
MBNA Master Credit Card Trust,
 Ser. 1999-C, Class C (FRN)+                                        1.963%        05/17/2004          2,050,000         2,052,384
                                                                                                                  ---------------
                                                                                                                       17,609,425
                                                                                                                  ---------------

EQUIPMENT LEASES -- 0.9%
CNH Equipment Trust,
 Ser. 2001-B, Class A3 (FRN)                                        1.473%        03/15/2006            907,636           907,574
                                                                                                                  ---------------

HOME EQUITY LOANS (HEL) -- 47.1%

HEL - FIXED RATE -- 6.7%
EQCC Home Equity Loan Trust,
 Ser. 1997-3, Class A7                                              6.930%        02/15/2029          1,354,784         1,363,521
EQCC Home Equity Loan Trust,
 Ser. 1997-3, Class A9                                              6.570%        02/15/2029          1,000,000         1,006,004
Long Beach Asset Holdings Corp. NIM Trust,
 Ser. 2003-2, Class N1+                                             7.627%        06/25/2033            562,265           562,792
Residential Asset Securities Corp.,
 Ser. 1996-KS2, Class A4                                            7.980%        05/25/2026          1,108,729         1,107,440
Residential Asset Securities Corp.,
 Ser. 1999-KS2, Class AI7                                           7.390%        06/25/2028          2,000,000         2,052,448
The Money Store Home Equity Trust,
 Ser. 1998-A, Class AF8                                             6.245%        05/15/2010            819,248           825,219
                                                                                                                  ---------------
                                                                                                                        6,917,424
                                                                                                                  ---------------

HEL - FLOATING RATE -- 40.4%
Amortizing Residential Collateral Trust,
 Ser. 2002-BC1, Class A (FRN)                                       1.481%        01/25/2032          1,276,509         1,275,884
Block Mortgage Finance Inc.,
 Ser. 1997-2, Class A6 (FRN)                                        1.351%        05/25/2027          1,665,442         1,665,791
Chase Funding Loan Acquisition Trust,
 Ser. 2001-AD1, Class 2M2 (FRN)                                     2.441%        11/25/2030          1,500,000         1,504,123
Chase Funding Mortgage Loan
 Asset-Backed Certificates,
 Ser. 2000-3, Class IIM2 (FRN)                                      2.091%        10/25/2030          1,189,238         1,193,055

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
HEL - FLOATING RATE (CONTINUED)
Chase Funding Mortgage Loan
 Asset-Backed Certificates,
 Ser. 2003-5, Class 2M1 (FRN)                                       1.741%        05/25/2033          1,500,000   $     1,506,060
Contimortgage Home Equity Loan Trust,
 Ser. 1996-4, Class A10 (FRN)                                       1.643%        01/15/2028          1,716,905         1,717,170
Countrywide Asset-Backed Certificates,
 Ser. 1998-2, Class MV2 (FRN)                                       1.681%        08/25/2028          1,040,261         1,040,882
Countrywide Asset-Backed Certificates,
 Ser. 1999-2, Class MV2 (FRN)                                       2.041%        05/25/2029          2,303,333         2,296,716
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Ser. 2001-HS27, Class A (FRN)+*                                    1.791%        08/25/2031          1,372,173         1,361,881
Fleet Home Equity Loan Trust,
 Ser. 2001-1, Class A (FRN)                                         1.359%        05/20/2031          1,196,395         1,193,238
GSAMP Trust, Ser. 2002-NC1, Class A2 (FRN)                          1.461%        07/25/2032            950,202           949,241
Holmes Financing plc, Ser. 2, Class 2A (FRN)*                       1.330%        07/15/2017          1,500,000         1,500,937
Holmes Financing plc, Ser. 6, Class 1C (FRN)                        2.500%        07/15/2040          2,275,000         2,275,341
IMPAC CMB Trust, Ser. 2001-3, Class A1 (FRN)                        1.511%        10/25/2031            986,594           987,998
IMPAC CMB Trust, Ser. 2001-4, Class A2 (FRN)                        1.689%        12/25/2031          1,005,068         1,008,852
Long Beach Mortgage Loan Trust,
 Ser. 2003-4, Class M1 (FRN)                                        1.821%        08/25/2033          1,500,000         1,500,000
New Century Home Equity Loan Trust,
 Ser. 1999-NCC, Class M2 (FRN)                                      2.399%        10/20/2029          1,098,030         1,103,130
New Century Home Equity Loan Trust,
 Ser. 2001-NC1, Class A (FRN)                                       1.439%        06/20/2031          1,008,320         1,007,032
New Century Home Equity Loan Trust,
 Ser. 2003-3, Class A3 (FRN)                                        1.501%        07/25/2033          1,827,500         1,827,523
Option One Mortgage Loan Trust,
 Ser. 2002-1, Class M2 (FRN)                                        2.441%        02/25/2032          1,500,000         1,499,438
Option One Mortgage Loan Trust,
 Ser. 2002-2, Class A (FRN)                                         1.411%        06/25/2032          1,730,499         1,729,456
Option One Mortgage Loan Trust,
 Ser. 2003-3, Class M1 (FRN)                                        1.791%        06/25/2033          2,000,000         2,002,701
Residential Asset Mortgage Products, Inc.,
 Ser. 2003-RS11, Class AIIB (FRN)                                   1.870%        12/25/2033          2,000,000         2,000,000
Residential Asset Securities Corp.,
 Ser. 2001-KS3, Class MII1 (FRN)                                    1.691%        09/25/2031          2,000,000         2,005,858
Residential Funding Mortgage Securities II,
 Ser. 2003-HI2, Class A1 (FRN)                                      1.281%        08/25/2010          1,583,113         1,582,916

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
HEL - FLOATING RATE (CONTINUED)
Saxon Asset Securities Trust,
 Ser. 1998-3, Class MV1 (FRN)                                       1.641%        04/25/2028          3,397,536   $     3,398,955
WMC Mortgage Loan Pass-Through Certificates,
 Ser. 1999-A, Class M1 (FRN)                                        2.063%        10/15/2029            858,619           865,310
                                                                                                                  ---------------
                                                                                                                       41,999,488
                                                                                                                  ---------------
                                                                                                                       48,916,912
                                                                                                                  ---------------

MANUFACTURED HOUSING -- 1.7%
Vanderbilt Mortgage Finance,
 Ser. 2002-C, Class A1F                                             2.550%        01/07/2010          1,734,612         1,736,651
                                                                                                                  ---------------

OTHER ABS -- 1.7%
Illinois Power Special Purpose Trust,
 Ser. 1998-1, Class A5                                              5.380%        06/25/2007          1,685,714         1,738,877
                                                                                                                  ---------------
   Total (Cost - $86,657,077)                                                                                          86,381,175
                                                                                                                  ---------------

MORTGAGE-BACKED SECURITIES (MBS) -- 11.0%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 9.2%

CMO FLOATER -- 2.1%

CMO FLOATER - FHLMC -- 0.7%
FHLMC, Ser. T-19, Class A (FRN)                                     1.289%        02/25/2029            763,821           763,936
                                                                                                                  ---------------

CMO FLOATER - OTHER -- 1.4%
GSR Mortgage Loan Trust,
 Ser. 2003-5F, Class 1A3 (FRN)*                                     2.291%        08/25/2032            246,374           245,912
Structured Asset Securities Corp.,
 Ser. 2002-NP1, Class A1 (FRN)+^                                    1.791%        08/25/2032          1,195,619         1,197,861
                                                                                                                  ---------------
                                                                                                                        1,443,773
                                                                                                                  ---------------
                                                                                                                        2,207,709
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
NON-ACCELERATED SENIOR -- 2.9%
Residential Funding Securities Corp.,
 Ser. 2002-RM1, Class M3-2 (FRN)                                    5.829%        11/25/2032          1,104,356   $     1,121,266
Wells Fargo Mortgage Backed Securities Trust,
 Ser. 2002-12, Class B2                                             6.500%        07/25/2032          1,896,099         1,912,328
                                                                                                                  ---------------
                                                                                                                        3,033,594
                                                                                                                  ---------------

PLANNED AMORTIZATION CLASS -- 3.1%
FHLMC, Ser. 2444, Class BG                                          6.500%        11/15/2027            449,310           448,985
FHLMC, Ser. 2589, Class GA                                          5.500%        07/15/2006            738,825           739,014
Prudential Home Mortgage Securities,
 Ser. 1993-60, Class A4                                             6.750%        12/25/2023          1,978,000         1,975,875
                                                                                                                  ---------------
                                                                                                                        3,163,874
                                                                                                                  ---------------

SEQUENTIAL -- 1.1%
Bank of America Mortgage Securities,
 Ser. 2003-1, Class 1A4                                             5.000%        02/25/2033          1,179,380         1,188,898
                                                                                                                  ---------------

TARGETED AMORTIZATION CLASS -- 0.0%
FHLMC, Ser. 2552, Class TA                                          5.000%        01/15/2013             13,893            13,886
                                                                                                                  ---------------
                                                                                                                        9,607,961
                                                                                                                  ---------------

COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.8%
Credit Suisse First Boston Mortgage Securities Corp.,
 Ser. 2001-FL2A, Class A (FRN)+                                     1.413%        09/15/2013          1,311,188         1,311,188
Salomon Brothers Mortgage Securities VII,
 Ser. 2001-CDCA, Class A (FRN)+                                     1.403%        02/15/2013            510,857           510,828
                                                                                                                  ---------------
                                                                                                                        1,822,016
                                                                                                                  ---------------
   Total (Cost - $11,456,435)                                                                                          11,429,977
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS -- 5.8%
Den Danske Bank Time Deposit                                        0.900%        01/02/2004          3,000,000   $     3,000,000
Societe Generale Time Deposit                                       0.930%        01/02/2004          3,000,000         3,000,000
                                                                                                                  ---------------
   Total (Cost - $6,000,000)                                                                                            6,000,000
                                                                                                                  ---------------
TOTAL INVESTMENTS - 100.0% (COST - $104,113,512)                                                                      103,811,152
OTHER ASSETS, NET OF LIABILITIES - 0.0%                                                                                    26,537
                                                                                                                  ---------------
NET ASSETS - 100.0%                                                                                               $   103,837,689
                                                                                                                  ===============

SUMMARY OF ABBREVIATIONS
FHLMC      Freddie Mac
FRN        Floating Rate Note
NIM        Net Interest Margin

#    Face amount shown represents amortized cost.
++   Interest rate shown represents yield to maturity at date of purchase.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities were valued at $9,500,450, or 9.1% of net assets. Of these securities, the Board of Directors has deemed securities valued at $8,302,589, or 8.0% of net assets, to be liquid.
* Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors. At December 31, 2003, these securities were valued at $3,108,731, or 3.0% of net assets.
^    Illiquid security.

See Notes to Financial Statements.

LIMITED DURATION PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 56.5%

AUTO LOANS -- 13.6%
Americredit Automobile Receivables Trust,
 Ser. 2002-D, Class A4                                              3.400%        04/13/2009          2,000,000   $     2,029,627
ANRC Auto Owner Trust,
 Ser. 2001-A, Class A4                                              4.320%        06/16/2008          2,000,000         2,040,680
Chase Manhattan Auto Owner Trust,
 Ser. 2002-A, Class A4                                              4.240%        09/15/2008          2,000,000         2,068,047
Honda Auto Receivables Owner Trust,
 Ser. 2003-1, Class A4                                              2.480%        07/18/2008          2,000,000         2,003,769
MMCA Automobile Trust,
 Ser. 2000-2, Class B                                               7.420%        08/15/2005          2,700,000         2,757,286
Nissan Auto Receivables Owner Trust,
 Ser. 2003-C, Class A2                                              1.620%        04/17/2006          2,000,000         2,001,250
Toyota Auto Receivables Owner Trust,
 Ser. 2002-C, Class A3                                              2.650%        11/15/2006          2,000,000         2,017,968
WFS Financial Owner Trust,
 Ser. 2003-4, Class A4                                              3.150%        05/20/2011          2,000,000         2,006,250
                                                                                                                  ---------------
                                                                                                                       16,924,877
                                                                                                                  ---------------

CREDIT CARDS -- 17.1%
Bank One Issuance Trust,
 Ser. 2002-A2, Class A2                                             4.160%        01/15/2008          1,658,000         1,711,401
Bank One Issuance Trust,
 Ser. 2002-A4, Class A4                                             2.940%        06/16/2008          2,000,000         2,029,639
Citibank Credit Card Issuance Trust,
 Ser. 2000-C1, Class C1                                             7.450%        09/15/2007          2,000,000         2,162,895
Citibank Credit Card Issuance Trust,
 Ser. 2002-A3, Class A3                                             4.400%        05/15/2007          2,000,000         2,071,273
Discover Card Master Trust 1,
 Ser. 2000-9, Class A                                               6.350%        07/15/2008          2,000,000         2,161,960
First USA Credit Card Master Trust,
 Ser. 1998-9, Class C+                                              6.100%        09/18/2006          1,999,000         2,001,811
First USA Credit Card Master Trust,
 Ser. 1999-3, Class C+                                              6.450%        01/19/2007          2,500,000         2,536,068
MBNA Credit Card Master Note Trust,
 Ser. 2001-A1, Class A1                                             5.750%        10/15/2008          2,000,000         2,150,964
MBNA Master Credit Card Trust,
 Ser. 1999-C, Class C (FRN)+                                        1.963%        05/17/2004          2,155,000         2,157,506

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CREDIT CARDS (CONTINUED)
Standard Credit Card Master Trust,
 Ser. 1995-1, Class B                                               8.450%        01/07/2007          2,100,000   $     2,244,469
                                                                                                                  ---------------
                                                                                                                       21,227,986
                                                                                                                  ---------------

HOME EQUITY LOANS (HEL) -- 19.3%

HEL - FIXED RATE -- 11.5%
Advanta Mortgage Loan Trust,
 Ser. 1997-4, Class A7                                              6.630%        01/25/2029          2,001,019         2,029,949
Advanta Mortgage Loan Trust,
 Ser. 2000-2, Class A3                                              7.760%        05/25/2018             84,232            84,132
Ameriquest Mortgage Securities Inc.,
 Ser. 2002-1, Class AF3                                             5.120%        05/25/2032            301,123           300,795
Chase Funding Loan Acquisition Trust,
 Ser. 2002-C1, Class IA4                                            6.043%        07/25/2029          1,510,260         1,516,573
Contimortgage Home Equity Loan Trust,
 Ser. 1998-2, Class A6                                              6.360%        11/15/2019            420,488           423,214
Long Beach Asset Holdings Corp. NIM Trust,
 Ser. 2003-2, Class N1+                                             7.627%        06/25/2033          1,690,026         1,691,610
Option One Mortgage Securities Corp. NIM Trust,
 Ser. 2003-2B, Class N1+                                            7.630%        04/26/2033          1,494,334         1,495,735
Residential Asset Securities Corp.,
 Ser. 1999-KS2, Class AI7                                           7.390%        06/25/2028          3,000,000         3,078,672
Residential Asset Securities Corp.,
 Ser. 2000-KS3, Class AI4                                           8.035%        09/25/2028          1,043,007         1,057,652
Permanent Financing Plc. (United Kingdom)                           4.200%        06/10/2005          2,500,000         2,597,500
                                                                                                                  ---------------
                                                                                                                       14,275,832
                                                                                                                  ---------------

HEL - FLOATING RATE -- 7.8%
Contimortgage Home Equity Loan Trust,
 Ser. 1996-4, Class A10 (FRN)                                       1.643%        01/15/2028          1,716,905         1,717,170
Long Beach Mortgage Loan Trust,
 Ser. 2001-2, Class M1 (FRN)                                        1.701%        07/25/2031          2,000,000         2,005,328
New Century Home Equity Loan Trust,
 Ser. 1999-NCC, Class M2 (FRN)                                      2.399%        10/20/2029          1,866,651         1,875,322
Option One Mortgage Loan Trust,
 Ser. 2003-6, Class M2 (FRN)                                        2.621%        11/25/2033          2,000,000         2,000,762

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
HEL - FLOATING RATE (CONTINUED)
Saxon Asset Securities Trust,
 Ser. 1998-3, Class MV1 (FRN)                                       1.641%        04/25/2028          2,062,304   $     2,063,166
                                                                                                                  ---------------
                                                                                                                        9,661,748
                                                                                                                  ---------------
                                                                                                                       23,937,580
                                                                                                                  ---------------

MANUFACTURED HOUSING -- 2.3%
Vanderbilt Mortgage Finance,
 Ser. 2001-A, Class A2                                              6.120%        02/07/2015            535,289           535,592
Vanderbilt Mortgage Finance,
 Ser. 2002-C, Class A1F                                             2.550%        01/07/2010          2,312,816         2,315,535
                                                                                                                  ---------------
                                                                                                                        2,851,127
                                                                                                                  ---------------

OTHER ABS -- 4.2%
Atlantic City Electric Transition Funding LLC,
 Ser. 2003-1, Class A1                                              2.890%        07/20/2011          2,000,000         1,998,125
CIT Marine Trust, Ser. 1999-A, Class A4                             6.250%        11/15/2019          3,000,000         3,145,548
                                                                                                                  ---------------
                                                                                                                        5,143,673
                                                                                                                  ---------------
   Total (Cost - $70,433,589)                                                                                          70,085,243
                                                                                                                  ---------------

CORPORATE OBLIGATIONS -- 1.2%
Countrywide Home Loan, MTN (Cost - $1,516,156)                      5.250%        06/15/2004          1,500,000         1,525,291
                                                                                                                  ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 18.7%

CMO FLOATER -- 1.8%
Washington Mutual,
 Ser. 2001-AR6, Class B1 (FRN)                                      5.646%        01/26/2032          1,242,251         1,254,674
Wells Fargo Mortgage Backed Securities Trust,
 Ser. 2002-C, Class B1 (FRN)                                        4.919%        07/25/2032            949,887           948,871
                                                                                                                  ---------------
                                                                                                                        2,203,545
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
PLANNED AMORTIZATION CLASS -- 4.2%
FHLMC, Ser. 1669, Class G                                           6.500%        02/15/2023          2,167,760   $     2,211,652
FHLMC, Ser. 2550, Class QT                                          3.500%        02/15/2017          3,000,000         3,052,429
                                                                                                                  ---------------
                                                                                                                        5,264,081
                                                                                                                  ---------------

SEQUENTIAL -- 10.3%
Bank of America Mortgage Securities,
 Ser. 2003-1, Class 1A4                                             5.000%        02/25/2033          2,039,402         2,055,859
Bank of America Mortgage Securities,
 Ser. 2003-C, Class 2A1                                             3.929%        04/25/2033          1,403,855         1,401,430
Bank of America Mortgage Securities,
 Ser. 2003-E, Class 2A2                                             4.350%        06/25/2033          1,497,591         1,500,694
FHLMC Structured Pass Through Certificates,
 Ser. T-45, Class A2                                                2.910%        08/27/2007            921,809           923,731
FHLMC, Ser. 2543, Class MD                                          8.500%        06/15/2025          2,845,252         3,062,203
FNMA, Ser. 2002-W6, Class 1A3                                       4.320%        11/25/2034          2,400,000         2,420,561
Wells Fargo Mortgage Backed Securities Trust,
 Ser. 2003-1, Class 2A1                                             5.000%        02/25/2033          1,373,985         1,399,490
                                                                                                                  ---------------
                                                                                                                       12,763,968
                                                                                                                  ---------------

Z BOND -- 2.4%
Structured Asset Securities Corp.,
 Ser. 1998-6, Class A2                                              6.500%        07/25/2028          2,861,029         2,962,540
                                                                                                                  ---------------
   Total (Cost - $23,277,329)                                                                                          23,194,134
                                                                                                                  ---------------

U.S. TREASURY OBLIGATIONS -- 20.3%
U.S. Treasury Note                                                  1.625%        09/30/2005         10,000,000         9,996,090
U.S. Treasury Note                                                  2.625%        11/15/2006         15,000,000        15,132,420
                                                                                                                  ---------------
   Total (Cost - $24,983,981)                                                                                          25,128,510
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITY -- 0.3%
U.S. Treasury Bill (Cost - $399,609)@++                             1.033%        02/05/2004            400,000   $       399,686
                                                                                                                  ---------------

TOTAL INVESTMENTS - 97.0% (COST - $120,610,664)                                                                       120,332,864
OTHER ASSETS, NET OF LIABILITIES - 3.0%                                                                                 3,739,454
                                                                                                                  ---------------
NET ASSETS - 100.0%                                                                                               $   124,072,318
                                                                                                                  ===============

SUMMARY OF ABBREVIATIONS
FHLMC      Freddie Mac
FNMA       Fannie Mae
FRN        Floating Rate Note
MTN        Medium-Term Note
NIM        Net Interest Margin

+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 these securities were valued at $9,882,730, or 8.1% of net assets. The Board of Directors has deemed all of these securities to be liquid.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
++   Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

MORTGAGE-BACKED PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
HOME EQUITY LOANS - FLOATING RATE -- 1.5%
Centex Home Equity Loan, Ser. 2003-C,
 Class AV (FRN) (Cost - $1,931,744)                                 1.441%        09/25/2033          1,931,744   $     1,930,737
                                                                                                                  ---------------
MORTGAGE-BACKED SECURITIES (MBS) -- 162.4%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 33.4%

CMO FLOATER -- 19.2%

CMO FLOATER - FHLMC -- 7.8%
FHLMC, Ser. 2132, Class FN (FRN)                                    2.019%        03/15/2029          1,556,987         1,565,334
FHLMC, Ser. 2157, Class F (FRN)                                     1.513%        05/15/2029            999,470         1,004,196
FHLMC, Ser. 2289, Class FD (FRN)                                    1.370%        05/17/2022            754,280           753,758
FHLMC, Ser. 2292, Class KF (FRN)                                    1.391%        07/25/2022            693,761           693,195
FHLMC, Ser. 2334, Class FA (FRN)                                    1.663%        07/15/2031          1,147,554         1,151,828
FHLMC, Ser. 2410, Class FY (FRN)                                    1.663%        02/15/2032          1,423,170         1,417,311
FHLMC, Ser. 2423, Class TF (FRN)                                    1.663%        07/15/2031          1,182,441         1,185,210
FHLMC, Ser. 2557, Class WF (FRN)                                    1.563%        01/15/2033          1,551,892         1,556,285
FHLMC, Ser. 2570, Class FQ (FRN)                                    2.513%        08/15/2031            124,315           124,429
FHLMC, Ser. 2603, Class F (FRN)                                     1.463%        04/15/2033            632,294           632,879
                                                                                                                  ---------------
                                                                                                                       10,084,425
                                                                                                                  ---------------

CMO FLOATER - FNMA -- 5.5%
FNMA, Ser. 1994-89, Class F (FRN)                                   1.606%        03/25/2009            780,687           783,596
FNMA, Ser. 1997-68, Class FC (FRN)                                  1.656%        05/18/2027          1,087,875         1,094,351
FNMA, Ser. 1999-47, Class JF (FRN)                                  1.800%        11/18/2027          1,160,878         1,165,983
FNMA, Ser. 2001-61, Class FM (FRN)                                  1.400%        10/18/2016          1,252,840         1,256,215
FNMA, Ser. 2002-35, Class FQ (FRN)                                  1.441%        07/25/2027            252,508           252,591
FNMA, Ser. 2002-36, Class FK (FRN)                                  1.591%        12/25/2029          2,573,742         2,580,921
                                                                                                                  ---------------
                                                                                                                        7,133,657
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CMO FLOATER - GNMA -- 1.6%
GNMA, Ser. 1999-46, Class FJ (FRN)                                  1.604%        12/16/2029          2,100,224   $     2,110,861
                                                                                                                  ---------------

CMO FLOATER - OTHER -- 4.3%
Citicorp Mortgage Securities, Inc., Ser. 1999-6,
 Class A (FRN)                                                      6.272%        09/25/2014            584,854           595,455
Credit Suisse First Boston Mortgage Securities
 Corp., Ser. 2003-1, Class 2A4 (FRN)                                1.741%        01/25/2033          2,001,512         2,006,493
GSR Mortgage Loan Trust, Ser. 2003-5F,
 Class 1A3 (FRN)*                                                   2.291%        08/25/2032            258,692           258,207
Master Asset Securitization Trust, Ser. 2003-1,
 Class 2A19 (FRN)*                                                  1.691%        02/25/2033          1,336,108         1,336,526
Structured Asset Securities Corp., Ser. 2002-NP1,
 Class A1 (FRN)+^*                                                  1.791%        08/25/2032          1,394,889         1,397,505
                                                                                                                  ---------------
                                                                                                                        5,594,186
                                                                                                                  ---------------
                                                                                                                       24,923,129
                                                                                                                  ---------------

PLANNED AMORTIZATION CLASS -- 9.1%
FHLMC, Ser. 2236, Class PB                                          7.500%        09/15/2025          1,370,773         1,411,829
FHLMC, Ser. 2271, Class PD                                          7.250%        02/15/2030          1,796,069         1,817,675
FHLMC, Ser. 2439, Class KF                                          6.500%        02/15/2028          1,517,628         1,523,463
FHLMC, Ser. 2612, Class LJ                                          4.000%        07/15/2022          2,803,414         2,848,357
FHLMC, Ser. 42, Class C                                             9.000%        06/15/2020          1,268,908         1,283,045
FNMA, Ser. 1992-166, Class J                                        7.000%        05/25/2007             43,132            43,084
FNMA, Ser. 2001-30, Class PK                                        7.000%        10/25/2029            202,740           203,237
FNMA, Ser. 2002-36, Class PD                                        6.000%        11/25/2024            621,641           622,950
GNMA, Ser. 1999-13, Class PC                                        6.000%        03/20/2028          1,953,644         2,024,585
                                                                                                                  ---------------
                                                                                                                       11,778,225
                                                                                                                  ---------------

SEQUENTIAL -- 0.8%
Residential Funding Mortgage Securitization I,
 Ser. 1999-S20, Class A1                                            6.500%        09/25/2014            977,932           980,683
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
Z BOND -- 4.3%
FHLMC, Ser. 2196, Class BZ                                          7.500%        11/15/2029          1,307,682   $     1,381,035
FNMA, Ser. 1992-29, Class Z                                         8.000%        02/25/2022            302,202           321,665
FNMA, Ser. 1997-43, Class ZD                                        7.500%        06/17/2027          3,522,636         3,837,144
                                                                                                                  ---------------
                                                                                                                        5,539,844
                                                                                                                  ---------------
                                                                                                                       43,221,881
                                                                                                                  ---------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) -- 9.8%

CMBS INTEREST ONLY -- 2.0%
DLJ Commercial Mortgage Corp., Ser. 1998-CG1,
 Class S, IO#++                                                     7.644%        10/06/2031         37,073,637           995,816
First Union-Lehman Brothers - Bank of America,
 Ser. 1998-C2, Class IO#++                                       8.503-10.030%    11/18/2035         32,165,190           836,465
Morgan Stanley Capital 1, Ser. 1998-HF1,
 Class X, IO                                                        10.249%       03/15/2030         23,332,635           723,650
                                                                                                                  ---------------
                                                                                                                        2,555,931
                                                                                                                  ---------------

OTHER CMBS -- 7.8%
First Union-Lehman Brothers Commercial Mortgage,
 Ser. 1997-C2, Class A3                                             6.650%        11/18/2029          5,300,000         5,850,059
Wachovia Bank Commercial Mortgage Trust,
 Ser. 2002-C1, Class A2                                             5.681%        04/15/2034          4,000,000         4,310,947
                                                                                                                  ---------------
                                                                                                                       10,161,006
                                                                                                                  ---------------
                                                                                                                       12,716,937
                                                                                                                  ---------------

MORTGAGE DERIVATIVES -- 9.0%

INTEREST ONLY (IO) -- 3.2%

IO - PAC -- 0.9%

FNMA, Ser. 2003-59, Class IL, IO#++                                  8.526%       12/25/2031          1,968,572           485,231
FNMA, Ser. 2003-92, Class IH, IO#++                                  8.916%       06/25/2023          4,000,000           612,642
                                                                                                                  ---------------
                                                                                                                        1,097,873
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
IO - TRUST -- 0.3%
FHLMC, Ser. 218, Class IO#++                                        0.455%        02/01/2032            373,462   $        67,280
FHLMC, Ser. 223, Class IO#++                                        4.885%        12/01/2032          1,299,727           282,706
                                                                                                                  ---------------
                                                                                                                          349,986
                                                                                                                  ---------------

IO - VETERANS ADMINISTRATION (VENDEE) -- 1.3%
Vendee Mortgage Trust, Ser. 1992-2, Class IO#++                 1.499-15.658%     09/15/2022         13,232,536           277,056
Vendee Mortgage Trust, Ser. 1994-2, Class 3 IO#++               0.000-17.357%     06/15/2024         56,786,251            88,728
Vendee Mortgage Trust, Ser. 1994-3A, Class 1 IO#++              6.174-15.862%     09/15/2024         30,541,951           238,609
Vendee Mortgage Trust, Ser. 1994-3B, Class 2 IO#++              1.302-12.519%     09/15/2024         13,085,786            89,965
Vendee Mortgage Trust, Ser. 1996-1, Class 1 IO#++               5.752-15.424%     02/15/2026         52,109,068           602,511
Vendee Mortgage Trust, Ser. 1996-2, Class 1 IO#++                6.163-8.317%     06/15/2026         42,738,584            80,135
Vendee Mortgage Trust, Ser. 1997-1, Class IO#++                     10.552%       02/15/2027          5,882,197            60,660
Vendee Mortgage Trust, Ser. 1998-2, Class 1 IO#++                   9.026%        06/15/2028          8,099,781            35,436
Vendee Mortgage Trust, Ser. 2001-2, Class IO#++                     5.022%        02/15/2031          5,136,091            68,214
Vendee Mortgage Trust, Ser. 2002-1, Class 2 IO#++                   11.496%       08/15/2031         18,347,558           149,074
                                                                                                                  ---------------
                                                                                                                        1,690,388
                                                                                                                  ---------------

IO - OTHER -- 0.7%
FNMA Strip, Ser. 343, Class 1, IO#++                                27.862%       09/01/2033          3,961,827           954,875
                                                                                                                  ---------------
                                                                                                                        4,093,122
                                                                                                                  ---------------

INVERSE FLOATING RATE -- 2.3%
FHLMC, Ser. 2691, Class YS (FRN)                                    18.413%       04/15/2029            883,883           906,122
FNMA, Ser. 2003-122, Class SM (FRN)                                 18.776%       07/25/2030            983,984         1,029,132
FNMA, Ser. 2003-34, Class SV (FRN)                                  22.574%       05/25/2033          1,002,579           974,264
                                                                                                                  ---------------
                                                                                                                        2,909,518
                                                                                                                  ---------------

INVERSE IO -- 2.2%
FHLMC, Ser. 2564, Class US, IO#++                                   41.597%       02/15/2033          1,597,320            75,959
FHLMC, Ser. 2594, Class SE, IO (FRN)#++                             22.492%       10/15/2030          4,687,407           541,981
FHLMC, Ser. 2617, Class GS, IO#++                              29.122%-29.657%    11/15/2030         11,123,262         1,212,845
FHLMC, Ser. 2691, Class LS, IO (FRN)#++                             7.107%        01/15/2029          2,967,344           221,263
FNMA, Ser. 2003-27, Class SP, IO#++                                 27.274%       06/25/2028          2,500,000           265,605
GNMA, Ser. 2003-52, Class S, IO#++                                  26.046%       06/16/2033          4,787,387           567,802
                                                                                                                  ---------------
                                                                                                                        2,885,455
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL ONLY (PO) -- 1.3%

PO - TRUST -- 1.0%
FNMA Strip, Ser. 333, Class 1, PO#++                            5.750%-23.921%    03/01/2033          1,667,889   $     1,298,241

PO - OTHER -- 0.3%
FHLMC, Ser. 2603, Class LO, PO#++                                   8.916%        04/15/2033            426,080           322,090
FNMA, Ser. 2003-11, Class NO, PO#++                            15.572%-20.539%    02/25/2033             95,049            94,980
                                                                                                                  ---------------
                                                                                                                          417,070
                                                                                                                  ---------------
                                                                                                                        1,715,311
                                                                                                                  ---------------
                                                                                                                       11,603,406
                                                                                                                  ---------------

MORTGAGE PASS-THROUGH SECURITIES (MPTS) -- 110.2%

MPTS - FHLMC -- 24.8%

FHLMC - POOLS -- 6.4%
FHLMC Gold Pool #A12446                                             6.500%        08/01/2033            389,422           407,937
FHLMC Gold Pool #A13465                                             6.500%        09/01/2033            299,187           313,412
FHLMC Gold Pool #A14279                                             6.000%        10/01/2033          2,392,208         2,473,165
FHLMC Gold Pool #A14986                                             6.500%        11/01/2033            249,483           261,345
FHLMC Gold Pool #C40151                                            10.000%        07/01/2030            507,363           570,282
FHLMC Gold Pool #C66588                                             7.000%        04/01/2032          2,956,049         3,127,706
FHLMC Gold Pool #C79112                                             6.000%        05/01/2033            779,206           805,552
FHLMC Gold Pool #D85424                                             6.500%        01/01/2028            362,300           379,914
                                                                                                                  ---------------
                                                                                                                        8,339,313
                                                                                                                  ---------------

FHLMC - TBA -- 18.4%
FHLMC Gold TBA                                                      5.500%        01/01/2034          9,000,000         9,106,875
FHLMC Gold TBA                                                      6.500%        01/01/2034         14,000,000        14,660,632
                                                                                                                  ---------------
                                                                                                                       23,767,507
                                                                                                                  ---------------
                                                                                                                       32,106,820
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
MPTS - FNMA -- 61.3%

FNMA - POOLS -- 27.5%
FNMA Pool #252439                                                   6.500%        05/01/2029            479,741   $       502,039
FNMA Pool #323979                                                   6.500%        04/01/2029            219,986           230,341
FNMA Pool #340777                                                   6.500%        03/01/2011              2,403             2,549
FNMA Pool #403646                                                   6.500%        12/01/2027            314,777           329,903
FNMA Pool #407591                                                   6.500%        12/01/2027            745,199           781,010
FNMA Pool #637022                                                   7.500%        03/01/2032          1,738,516         1,857,804
FNMA Pool #646091                                                   7.000%        06/01/2032          1,749,850         1,852,922
FNMA Pool #694917                                                   5.500%        04/01/2033          4,634,139         4,696,836
FNMA Pool #694973                                                   5.500%        04/01/2033          1,343,529         1,361,706
FNMA Pool #696859                                                   5.500%        04/01/2033          2,359,971         2,391,900
FNMA Pool #699855                                                   5.500%        04/01/2033          1,247,584         1,264,463
FNMA Pool #711719                                                   5.500%        06/01/2033            965,627           978,691
FNMA Pool #711736                                                   5.500%        06/01/2033          1,953,325         1,979,752
FNMA Pool #720696                                                   4.500%        06/01/2033          1,267,226         1,213,241
FNMA Pool #730699                                                   6.000%        08/01/2033          6,681,831         6,910,045
FNMA Pool #737263                                                   6.000%        09/01/2033            553,922           572,840
FNMA Pool #741853                                                   5.500%        09/01/2033          3,765,615         3,816,561
FNMA Pool #747529                                                   4.500%        10/01/2033          1,495,243         1,431,544
FNMA Pool #747627                                                   5.500%        11/01/2033          2,989,528         3,029,975
FNMA Pool #753235                                                   6.500%        11/01/2033            391,769           409,784
                                                                                                                  ---------------
                                                                                                                       35,613,906
                                                                                                                  ---------------

FNMA - TBA -- 33.8%
FNMA TBA                                                            4.500%        01/01/2019          5,000,000         5,004,690
FNMA TBA                                                            5.000%        01/01/2019         11,000,000        11,216,568
FNMA TBA                                                            5.000%        01/01/2034          4,000,000         3,957,500
FNMA TBA                                                            5.500%        01/01/2034          7,000,000         7,089,684
FNMA TBA                                                            6.000%        01/01/2034         16,000,000        16,535,008
                                                                                                                  ---------------
                                                                                                                       43,803,450
                                                                                                                  ---------------
                                                                                                                       79,417,356
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
MPTS - GNMA -- 24.1%

GNMA - POOLS -- 11.6%
GNMA Pool #448338                                                   7.500%        04/15/2031          1,139,152   $     1,222,297
GNMA Pool #475892                                                   6.500%        07/15/2028            717,779           757,867
GNMA Pool #485773                                                   7.000%        09/15/2031          1,036,493         1,104,990
GNMA Pool #533634                                                   7.500%        04/15/2031          1,254,738         1,346,319
GNMA Pool #541332                                                   7.000%        04/15/2031            721,379           769,051
GNMA Pool #541343                                                   7.000%        04/15/2031            580,032           618,363
GNMA Pool #541344                                                   7.500%        03/15/2031            299,995           321,892
GNMA Pool #544533                                                   7.000%        05/15/2031          1,196,879         1,275,974
GNMA Pool #550976                                                   7.000%        10/15/2031          1,488,488         1,586,854
GNMA Pool #552713                                                   7.000%        08/15/2032            960,745         1,023,860
GNMA Pool #566574                                                   7.000%        09/15/2031          2,475,465         2,639,055
GNMA Pool #566575                                                   7.500%        09/15/2031            384,296           412,345
GNMA Pool #566613                                                   7.000%        10/15/2031          1,791,593         1,909,989
                                                                                                                  ---------------
                                                                                                                       14,988,856
                                                                                                                  ---------------

GNMA - TBA -- 12.5%
GNMA II TBA                                                         5.500%        01/01/2034          3,000,000         3,036,937
GNMA TBA                                                            5.000%        01/01/2034          8,000,000         7,925,000
GNMA TBA                                                            6.500%        01/01/2034          5,000,000         5,268,750
                                                                                                                  ---------------
                                                                                                                       16,230,687
                                                                                                                  ---------------
                                                                                                                       31,219,543
                                                                                                                  ---------------
                                                                                                                      142,743,719
                                                                                                                  ---------------
   Total (Cost - $208,825,778)                                                                                        210,285,943
                                                                                                                  ---------------

U.S. GOVERNMENT OBLIGATIONS -- 2.2%

AGENCY OBLIGATIONS -- 1.7%
FHLB Bond                                                           5.750%        05/15/2012          2,000,000         2,178,312
                                                                                                                  ---------------

U.S. TREASURY OBLIGATIONS -- 0.5%
U.S. Treasury Note                                                  4.250%        08/15/2013            200,000           200,250
U.S. Treasury Note                                                  4.250%        11/15/2013            500,000           499,453
                                                                                                                  ---------------
                                                                                                                          699,703
                                                                                                                  ---------------
   Total (Cost - $2,850,615)                                                                                            2,878,015
                                                                                                                  ---------------

                                                                    STRIKE        EXPIRATION       NUMBER OF
                                                                    PRICE            DATE          CONTRACTS           VALUE
---------------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS ON FUTURES -- 0.0%
U.S. 10-Yr Note Futures, Call, February 2004
 (Cost - $13,858)                                                   114.00        01/23/2004             10,020   $         9,844
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY         AMOUNT
                                                                   ------          --------         ------
SHORT-TERM SECURITIES -- 1.5%
U.S. Treasury Bill++                                                1.005%        01/22/2004          1,500,000         1,499,323
U.S. Treasury Bill@++                                               1.033%        02/05/2004            500,000           499,607
                                                                                                                  ---------------

   Total (Cost - $1,998,677)                                                                                            1,998,930
                                                                                                                  ---------------

TOTAL INVESTMENTS - 167.6% (COST - $215,620,672)                                                                      217,103,469
LIABILITIES, NET OF OTHER ASSETS - (67.6%)                                                                            (87,573,461)
                                                                                                                  ---------------

NET ASSETS - 100.0%                                                                                               $   129,530,008
                                                                                                                  ===============

SUMMARY OF ABBREVIATIONS
FHLB      Federal Home Loan Bank
FHLMC     Freddie Mac
FNMA      Fannie Mae
FRN       Floating Rate Note
GNMA      Government National Mortgage Association
IO        Interest Only
PO        Principal Only
TBA       To Be Announced - Security is subject to delayed delivery.
Vendee    Veterans Administration
Z Bond A bond on which interest accrues but is not currently paid to the investor but rather is added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The security is currently paying interest.

* Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors. At December 31, 2003, these securities were valued at $1,594,733, or 1.2% of net assets.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, this security was valued at $1,397,505, or 1.1% of net assets. The Board of Directors has deemed this security to be illiquid.
^    Illiquid security.
#    Face amount shown represents amortized cost.
++   Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

WORLDWIDE PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY       AMOUNT (a)            VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 13.5%

AUTO LOANS -- 0.5%
General Motors Acceptance Corp. Swift Trust,
 Ser. 1999-1, Class A+                                              5.000%        01/18/2005   EUR      600,000   $       775,427
                                                                                                                  ---------------

CREDIT CARDS -- 2.9%
Chester Asset Receivables Deal 11,
 Ser. A (United Kingdom)                                            6.125%        10/15/2010   EUR      900,000         1,265,651
Chester Asset Receivables Deal 5
 (United Kingdom)                                                   6.625%        03/17/2008   GBP      190,000           359,264
Citibank Credit Card Master Trust,
 Ser. 1999-6, Class A+                                              4.500%        08/25/2004   EUR      600,000           766,876
First USA Credit Card Master Trust,
 Ser. 1998-9, Class C+                                              6.100%        09/18/2006          1,000,000         1,001,406
G&M Finance Ltd., Ser. 1A, Class 1 (FRN)
 (Cayman Islands)                                                   2.080%        01/07/2010          1,600,000         1,600,000
                                                                                                                  ---------------
                                                                                                                        4,993,197
                                                                                                                  ---------------

HOME EQUITY LOANS (HEL) -- 6.7%

HEL - FIXED RATE -- 0.4%
Block Mortgage Finance Inc., Ser. 1999-1,
 Class A7                                                           5.830%        04/25/2016                  8                 8
Chase Funding Loan Acquisition Trust,
 Ser. 2002-C1, Class IA4                                            6.043%        07/25/2029            313,571           314,882
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (Step Up)                                    7.590%        04/25/2030            265,284           274,853
                                                                                                                  ---------------
                                                                                                                          589,743
                                                                                                                  ---------------

HEL - FLOATING RATE -- 6.3%
ABSC Long Beach Home Equity Loan Trust,
 Ser. 2000-LB1, Class AV (FRN)                                      1.409%        08/21/2030             20,807            20,761
EQCC Home Equity Loan Trust, Ser. 2002-1,
 Class 2A (FRN)                                                     1.441%        11/25/2031          1,041,295         1,042,118
Novastar Home Equity Loan, Ser. 2003-1,
 Class A1 (FRN)                                                     1.521%        05/25/2033          1,240,082         1,240,669
Option One Mortgage Loan Trust,
 Ser. 2002-1, Class A (FRN)                                         1.431%        02/25/2032            478,343           478,366

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY       AMOUNT (a)            VALUE
---------------------------------------------------------------------------------------------------------------------------------
HEL - FLOATING RATE (CONTINUED)
Residential Asset Mortgage Products, Inc.,
 Ser. 2003-RS10, Class AI1 (FRN)                                    1.309%        09/25/2022          2,910,464   $     2,910,230
Residential Asset Mortgage Products, Inc.,
 Ser. 2003-RZ5, Class AV (FRN)                                      1.476%        12/25/2033          3,000,000         2,998,125
Residential Asset Securities Corp.,
 Ser. 2000-KS5, Class AII (FRN)                                     1.381%        12/25/2031            239,028           238,987
Residential Asset Securities Corp.,
 Ser. 2003-KS7, Class AIIB (FRN)                                    1.461%        09/25/2033          1,552,310         1,552,310
Superannuation Members Home Loans
 Global, Ser. 1A, Class A2 (FRN)+                                   1.425%        06/15/2026            275,176           275,471
                                                                                                                  ---------------
                                                                                                                       10,757,037
                                                                                                                  ---------------
                                                                                                                       11,346,780
                                                                                                                  ---------------

OTHER ABS -- 3.4%
Clare Special Purpose Company, Ser. 1,
 Class 1 (FRN) (Japan)*                                             2.110%        12/14/2006          1,500,000         1,501,500
Life Funding Co., Ser. 2001-1A, Class A1
 (FRN) (Cayman Islands)+*                                           0.445%        10/14/2008   JPY  133,251,000         1,241,745
Shinsei Funding SPC, Ser. 2001-2X,
 Class A (FRN) (Japan)                                              0.406%        10/25/2008   JPY  320,000,000         2,981,431
                                                                                                                  ---------------
                                                                                                                        5,724,676
                                                                                                                  ---------------
   Total (Cost - $21,781,380)                                                                                          22,840,080
                                                                                                                  ---------------

CORPORATE OBLIGATIONS -- 18.7%

BASIC INDUSTRY -- 0.3%

PAPER -- 0.3%

International Paper Co.                                             5.500%        01/15/2014            490,000           491,820
                                                                                                                  ---------------

CONGLOMERATES -- 0.1%
Time Warner, Inc.                                                   6.875%        05/01/2012            160,000           180,049
                                                                                                                  ---------------

                                                                   COUPON                            FACE
                                                                    RATE           MATURITY       AMOUNT (a)            VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 2.8%

MEDIA - CABLE -- 0.8%
Comcast Corp.                                                       5.300%        01/15/2014            990,000   $       986,712
Cox Communications, Inc.                                            5.500%        10/01/2015            410,000           412,422
                                                                                                                  ---------------
                                                                                                                        1,399,134
                                                                                                                  ---------------

TELECOMMUNICATIONS - WIRELINES -- 2.0%
Deutsche Telekom International Finance
 (Netherlands)                                                      9.250%        06/01/2032            280,000           384,199
Deutsche Telekom International Finance,
 Ser. EMTN (Netherlands)                                            7.500%        01/24/2033   EUR      300,000           462,033
France Telecom (MTN) (France)                                       8.125%        01/28/2033   EUR      320,000           518,586
Socgerim (MTN) (Luxembourg)                                         6.125%        04/20/2006   EUR      139,000           186,443
Telecom Italia Capital (Italy)+                                     5.250%        11/15/2013          1,440,000         1,442,867
Verizon Global Funding Corp.                                        7.750%        12/01/2030            250,000           293,678
                                                                                                                  ---------------
                                                                                                                        3,287,806
                                                                                                                  ---------------
                                                                                                                        4,686,940

CONSUMER CYCLICAL -- 0.9%

AUTOMOTIVE -- 0.4%
Ford Motor Co.                                                      6.375%        02/01/2029            305,000           272,098
General Motors                                                      6.750%        05/01/2028            410,000           399,918
                                                                                                                  ---------------
                                                                                                                          672,016
                                                                                                                  ---------------

LODGING -- 0.3%
Hilton Group Finance plc (MTN)
 (United Kingdom)                                                   6.500%        07/17/2009   EUR      360,000           497,810
                                                                                                                  ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
SERVICES -- 0.2%
Cendant Corp.                                                       6.250%       01/15/2008            400,000   $       436,331
                                                                                                                 ---------------
                                                                                                                       1,606,157
                                                                                                                 ---------------

CONSUMER NON - CYCLICAL -- 1.8%

BEVERAGE -- 0.7%
Coca-Cola HBC Finance BV (Netherlands)+                             5.125%       09/17/2013          1,170,000         1,173,014
                                                                                                                 ---------------

FOOD -- 1.0%
Cadbury Schweppes U.S. Finance LLC+                                 5.125%       10/01/2013            990,000           983,553
Compass Group plc (EMTN)
 (United Kingdom)                                                   6.000%       05/29/2009   EUR      460,000           628,548
                                                                                                                 ---------------
                                                                                                                       1,612,101
                                                                                                                 ---------------

PHARMACEUTICALS -- 0.1%
Wyeth                                                               5.500%       02/01/2014            200,000           202,283
                                                                                                                 ---------------
                                                                                                                       2,987,398
                                                                                                                 ---------------

INTEGRATED ENERGY -- 0.3%
Petronas Capital Ltd. (Malaysia)                                    6.375%       05/22/2009   EUR      400,000           551,916
                                                                                                                 ---------------

FINANCE -- 9.7%

BANKING -- 5.3%
Allied Irish Banks Ltd. (FRN) (Ireland)                             7.500%       02/28/2011   EUR      140,000           204,891
Bank of America Corp.                                               5.250%       12/01/2015            450,000           448,868
Bank of Scotland (EMTN) (United Kingdom)                            5.500%       07/27/2009   EUR      160,000           214,366
Barclays Bank plc (United Kingdom)                                  5.750%       03/08/2011   EUR      620,000           847,167
Credit Suisse Group Capital Guernsey V Ltd.
 (FRN) (Channel Islands)                                            6.905%       11/07/2011   EUR      410,000           579,884
HBOS plc (FRN) (United Kingdom)+                                    5.375%       12/31/2049            950,000           947,091
HSBC Capital Funding LP (FRN)
 (Channel Islands)                                                  8.030%       12/29/2049   EUR       90,000           137,758
Intesabci Capital Trust (FRN)                                       6.988%       07/12/2011   EUR      300,000           422,149
MBNA Corp.                                                          6.250%       01/17/2007            290,000           315,721

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
Nordbanken REGS (FRN) (Sweden)                                      6.000%       12/13/2010   EUR      140,000   $       186,225
Popular North America, Inc.                                         3.875%       10/01/2008          1,170,000         1,167,810
Rabobank Capital Funding II+                                        5.260%       12/31/2049            100,000           100,138
RBS Capital Trust A (FRN)
 (United Kingdom)                                                   6.467%       06/30/2012   EUR      180,000           250,740
RBS Capital Trust I (FRN)                                           4.709%       12/31/2049            330,000           315,532
San Paolo IMI (MTN) (Italy)                                         6.375%       04/06/2010   EUR      260,000           366,611
Unicredito Italiano Spa (Italy)                                     6.250%       06/14/2010   EUR      280,000           369,615
Unicredito Italiano Spa (MTN) (Italy)                               6.100%       02/28/2012   EUR    1,200,000         1,663,428
Washington Mutual, Inc.                                             4.000%       01/15/2009            380,000           380,660
                                                                                                                 ---------------
                                                                                                                       8,918,654
                                                                                                                 ---------------

BROKERAGE -- 1.2%
Goldman Sachs Group, Inc.                                           5.250%       10/15/2013          1,650,000         1,665,847
Goldman Sachs Group, Inc.                                           6.125%       02/15/2033            190,000           191,338
Merrill Lynch & Co. (MTN)                                           4.500%       11/04/2010            230,000           232,192
                                                                                                                 ---------------
                                                                                                                       2,089,377
                                                                                                                 ---------------

FINANCE COMPANIES -- 2.5%
Credit Suisse First Boston USA, Inc.                                5.500%       08/15/2013            600,000           618,309
EADS Finance BV (EMTN) (Netherlands)                                4.625%       03/03/2010   EUR      390,000           498,570
Ford Motor Credit Co.                                               7.000%       10/01/2013            470,000           495,699
General Motors Acceptance Corp.                                     4.375%       12/10/2007            410,000           414,215
General Motors Acceptance Corp. (MTN)                               5.250%       05/16/2005            440,000           455,895
NGG Finance (United Kingdom)                                        6.125%       08/23/2011   EUR      820,000         1,125,148
Nisource Finance Corp.                                              5.400%       07/15/2014            600,000           607,498
SLM Corp.                                                           5.000%       10/01/2013            100,000            99,363
                                                                                                                 ---------------
                                                                                                                       4,314,697
                                                                                                                 ---------------

INSURANCE -- 0.7%
John Hancock Capital                                                5.625%       12/01/2008            340,000           367,271
Munich Re Finance BV (Netherlands)                                  6.750%       06/21/2023   EUR      570,000           797,912
                                                                                                                 ---------------
                                                                                                                       1,165,183
                                                                                                                 ---------------
                                                                                                                      16,487,911
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 2.8%

ELECTRIC -- 1.3%
American Electric Power, Ser. A                                     6.125%       05/15/2006            290,000   $       312,500
PPL Energy Supply LLC                                               6.400%       11/01/2011            510,000           556,974
Progress Energy, Inc.                                               7.100%       03/01/2011            190,000           214,059
PSEG Power                                                          5.500%       12/01/2015            260,000           260,368
PSI Energy, Inc.                                                    5.000%       09/15/2013            320,000           318,554
Southern Power Co.+                                                 4.875%       07/15/2015            550,000           524,201
                                                                                                                 ---------------
                                                                                                                       2,186,656
                                                                                                                 ---------------

NATURAL GAS -- 0.7%
Keyspan Corp.                                                       7.625%       11/15/2010            440,000           524,079
Keyspan Corp.                                                       8.000%       11/15/2030            560,000           716,355
                                                                                                                 ---------------
                                                                                                                       1,240,434
                                                                                                                 ---------------

OTHER UTILITIES -- 0.8%
United Utility Water plc (United Kingdom)                           4.875%       03/18/2009   EUR      970,000         1,269,950
                                                                                                                 ---------------
                                                                                                                       4,697,040
                                                                                                                 ---------------
   Total (Cost - $28,558,504)                                                                                         31,689,231
                                                                                                                 ---------------

MORTGAGE-BACKED SECURITIES (MBS) -- 25.8%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 10.2%

CMO FLOATER -- 6.0%

CMO FLOATER - FHLMC -- 1.7%
FHLMC, Ser. 1686, Class FA (FRN)                                    2.088%       02/15/2024            118,018           117,928
FHLMC, Ser. 2033, Class FD (FRN)                                    2.663%       04/15/2024            330,288           337,582
FHLMC, Ser. 2071, Class F (FRN)                                     1.663%       07/15/2028            118,475           119,019
FHLMC, Ser. 2157, Class F (FRN)                                     1.513%       05/15/2029            299,841           301,259
FHLMC, Ser. 2334, Class FA (FRN)                                    1.663%       07/15/2031            163,936           164,547
FHLMC, Ser. 2396, Class FM (FRN)                                    1.613%       12/15/2031            185,646           184,830
FHLMC, Ser. 2410, Class FY (FRN)                                    1.663%       02/15/2032            609,930           607,419
FHLMC, Ser. 2424, Class FY (FRN)                                    1.613%       03/15/2032            104,077           104,406

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
CMO FLOATER - FHLMC (CONTINUED)
FHLMC, Ser. 2470, Class EF (FRN)                                    2.163%       03/15/2032            183,831   $       185,917
FHLMC, Ser. 2557, Class WF (FRN)                                    1.563%       01/15/2033            408,393           409,549
FHLMC, Ser. 2570, Class FQ (FRN)                                    2.513%       08/15/2031             24,863            24,886
FHLMC-GNMA, Ser. 20, Class F (FRN)                                  1.788%       10/25/2023            292,654           294,939
                                                                                                                 ---------------
                                                                                                                       2,852,281
                                                                                                                 ---------------

CMO FLOATER - FNMA -- 2.4%
FNMA, Ser. 1993-174, Class F (FRN)                                  1.906%       09/25/2008             22,915            22,974
FNMA, Ser. 1993-247, Class FE (FRN)                                 2.156%       12/25/2023          1,000,000         1,014,759
FNMA, Ser. 1997-42, Class FD (FRN)                                  2.656%       07/18/2027            158,715           162,036
FNMA, Ser. 1999-47, Class JF (FRN)                                  1.800%       11/18/2027             87,066            87,449
FNMA, Ser. 1999-57, Class FC (FRN)                                  1.400%       11/17/2029            521,865           522,352
FNMA, Ser. 2001-61, Class FM (FRN)                                  1.400%       10/18/2016            250,568           251,243
FNMA, Ser. 2002-36, Class FK (FRN)                                  1.591%       12/25/2029          1,101,172         1,104,244
FNMA, Ser. 2002-39, Class FR (FRN)                                  1.350%       06/18/2032            525,606           522,786
FNMA, Ser. 2002-60, Class FH (FRN)                                  2.141%       08/25/2032            129,544           132,023
FNMA, Ser. 2002-66, Class FG (FRN)                                  2.141%       09/25/2032            213,730           215,900
                                                                                                                 ---------------
                                                                                                                       4,035,766
                                                                                                                 ---------------

CMO FLOATER - GNMA -- 1.1%
GNMA Ser. 2002-4, Class FJ (FRN)                                    1.554%       04/16/2029             66,649            66,696
GNMA, Ser. 1999-27, Class FE (FRN)                                  1.554%       08/16/2029            244,120           244,849
GNMA, Ser. 1999-46, Class FJ (FRN)                                  1.604%       12/16/2029            466,716           469,080
GNMA, Ser. 2000-30, Class F (FRN)                                   1.704%       12/16/2022            856,217           862,540
GNMA, Ser. 2000-8, Class FA (FRN)                                   1.704%       01/16/2030            258,661           260,644
                                                                                                                 ---------------
                                                                                                                       1,903,809
                                                                                                                 ---------------

CMO FLOATER - OTHER -- 0.8%
Countrywide Alternative Loan Trust,
 Ser. 2002-6, Class A6 (FRN)*                                       1.691%       07/25/2032             49,251            49,297
Credit Suisse First Boston Mortgage
 Securities Corp., Ser. 2003-1,
 Class 2A4 (FRN)                                                    1.741%       01/25/2033            400,302           401,298
Dutch Mortgage Backed Securities BV,
 Ser. 2000-1, Class A2 (FRN) (Netherlands)                          5.875%       12/02/2076   EUR      500,000           675,201
GSR Mortgage Loan Trust, Ser. 2003-5F,
 Class 1A3 (FRN)*                                                   2.291%       08/25/2032             49,275            49,182

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
CMO FLOATER - OTHER (CONTINUED)
Master Asset Securitization Trust,
 Ser. 2003-1, Class 2A19 (FRN)*                                     1.691%       02/25/2033            237,530   $       237,605
                                                                                                                 ---------------
                                                                                                                       1,412,583
                                                                                                                 ---------------
                                                                                                                      10,204,439
                                                                                                                 ---------------

PLANNED AMORTIZATION CLASS -- 3.5%
FHLMC, Ser. 2236, Class PB                                          7.500%       09/15/2025            274,155           282,366
FHLMC, Ser. 2439, Class KF                                          6.500%       02/15/2028            371,819           373,248
FHLMC, Ser. 2543, Class XC                                          4.500%       09/15/2012            940,000           962,912
FHLMC, Ser. 2543, Class XJ                                          4.500%       10/15/2012          1,010,000         1,034,461
FHLMC, Ser. 2562, Class PC                                          4.500%       02/15/2013          1,030,000         1,049,732
FNMA, Ser. 2002-82, Class XJ                                        4.500%       09/25/2012            860,000           878,763
FNMA, Ser. 2003-8, Class QB                                         4.500%       12/25/2012          1,270,000         1,298,575
                                                                                                                 ---------------
                                                                                                                       5,880,057
                                                                                                                 ---------------

Z BOND -- 0.7%
FHLMC, Ser. 2247, Class Z                                           7.500%       08/15/2030            393,974           409,866
FNMA, Ser. 1997-43, Class ZD                                        7.500%       06/17/2027            704,527           767,429
                                                                                                                 ---------------
                                                                                                                       1,177,295
                                                                                                                 ---------------
                                                                                                                      17,261,791
                                                                                                                 ---------------

COMMERCIAL MORTGAGE BACKED SECURITY - FLOATER -- 0.1%
J.P. Morgan Chase Commerical Mortgage
 Securities Corp., Ser. 2002, Class 1A (FRN)+                       1.513%       02/14/2015            254,934           254,949
                                                                                                                 ---------------

MORTGAGE DERIVATIVES -- 0.6%

INTEREST ONLY (IO) -- 0.3%

IO - PAC -- 0.1%
FNMA, Ser. 2003-59, Class IL, IO#++                                 8.526%       12/25/2031            196,857            48,523
FNMA, Ser. 2003-92, Class IH, IO#++                                 8.916%       06/25/2023          1,000,000           153,160
                                                                                                                 ---------------
                                                                                                                         201,683
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
IO - TRUST -- 0.0%
FHLMC, Ser. 223, Class IO#++                                        4.885%       12/01/2032            389,918   $        84,812
                                                                                                                 ---------------

IO - VETERANS ADMINISTRATION (VENDEE) -- 0.2%
Vendee Mortgage Trust, Ser. 1994-2,
 Class 3 IO#++                                                     12.820%       06/15/2024            985,047             1,539
Vendee Mortgage Trust, Ser. 1994-3B,
 Class 2 IO#++                                                     25.111%       09/15/2024            427,500             2,939
Vendee Mortgage Trust, Ser. 1997-1,
 Class IO#++                                                       11.892%       02/15/2027          4,859,206            50,111
Vendee Mortgage Trust, Ser. 2000-1,
 Class IO#++                                                       10.265%       01/15/2030          6,870,871            23,619
Vendee Mortgage Trust, Ser. 2001-2,
 Class IO#++                                                        5.867%       02/15/2031          3,000,862            39,855
Vendee Mortgage Trust, Ser. 2002-1,
 Class 2 IO#++                                                     11.728%       08/15/2031          3,822,408            31,057
Vendee Mortgage Trust, Ser. 2002-2,
 Class IO#++                                                       12.250%       01/15/2032          4,068,447            33,692
Vendee Mortgage Trust, Ser. 2002-3,
 Class IO#++                                                       10.500%       08/15/2032          3,395,515            63,666
Vendee Mortgage Trust, Ser. 2003-1,
 Class IO#++                                                        6.841%       11/15/2032          2,732,190            48,667
                                                                                                                 ---------------
                                                                                                                         295,145
                                                                                                                 ---------------
                                                                                                                         581,640
                                                                                                                 ---------------

INVERSE IO -- 0.3%
FHLMC, Ser. 2594,
 Class SE, IO (FRN)#++                                             22.492%       10/15/2030            937,481           108,396
FHLMC, Ser. 2617,
 Class GS, IO#++                                               29.122%-29.657%   11/15/2030          1,261,883           137,592
GNMA, Ser. 2003-63,
 Class US, IO (FRN)#++                                             35.656%       07/20/2030          1,961,939           200,122
                                                                                                                 ---------------
                                                                                                                         446,110
                                                                                                                 ---------------
                                                                                                                       1,027,750
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (MPTS) -- 14.9%

MPTS - FHLMC -- 2.0%

FHLMC - POOLS -- 1.4%
FHLMC Gold Pool #A11796                                             5.500%       08/01/2033          1,075,424   $     1,088,966
FHLMC Gold Pool #A12446                                             6.500%       08/01/2033            243,389           254,961
FHLMC Gold Pool #A13465                                             6.500%       09/01/2033            149,593           156,706
FHLMC Gold Pool #A14279                                             6.000%       10/01/2033            498,377           515,243
FHLMC Gold Pool #A14986                                             6.500%       11/01/2033            149,690           156,807
FHLMC Gold Pool #C66588                                             7.000%       04/01/2032            224,404           237,435
                                                                                                                 ---------------
                                                                                                                       2,410,118
                                                                                                                 ---------------

FHLMC - TBA -- 0.6%
FHLMC Gold TBA                                                      5.500%       01/01/2034          1,000,000         1,011,875
                                                                                                                 ---------------
                                                                                                                       3,421,993
                                                                                                                 ---------------

MPTS - FNMA -- 8.6%

FNMA - POOLS -- 3.2%
FNMA Gold Pool #E98340                                              5.000%       08/01/2018            983,999         1,003,644
FNMA Pool #251985                                                   6.500%       10/01/2028             81,940            85,797
FNMA Pool #252439                                                   6.500%       05/01/2029             99,946           104,591
FNMA Pool #404129                                                   6.500%       12/01/2027             89,241            93,529
FNMA Pool #567016                                                   8.000%       11/01/2030            457,709           494,858
FNMA Pool #597424                                                   7.500%       09/01/2031            215,225           229,986
FNMA Pool #644171                                                   7.000%       06/01/2032            315,513           334,098
FNMA Pool #646091                                                   7.000%       06/01/2032            159,077           168,447
FNMA Pool #720696                                                   4.500%       06/01/2033            194,958           186,652
FNMA Pool #737263                                                   6.000%       09/01/2033            164,612           170,234
FNMA Pool #737345                                                   6.000%       09/01/2033            996,334         1,030,363
FNMA Pool #737401                                                   6.000%       09/01/2033            954,022           986,606
FNMA Pool #747529                                                   4.500%       10/01/2033            299,049           286,309
FNMA Pool #753235                                                   6.500%       11/01/2033            195,884           204,892
                                                                                                                 ---------------
                                                                                                                       5,380,006
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
FNMA - TBA -- 5.4%
FNMA TBA                                                            4.500%       01/01/2019          1,000,000   $     1,000,938
FNMA TBA                                                            5.000%       01/01/2019          2,000,000         2,039,376
FNMA TBA                                                            6.500%       01/01/2033          1,000,000         1,045,625
FNMA TBA                                                            5.500%       01/01/2034          3,000,000         3,038,436
FNMA TBA                                                            6.000%       01/01/2034          2,000,000         2,066,876
                                                                                                                 ---------------
                                                                                                                       9,191,251
                                                                                                                 ---------------
                                                                                                                      14,571,257
                                                                                                                 ---------------

MPTS - GNMA -- 4.3%

GNMA - POOLS -- 1.9%
GNMA Pool #498277                                                   7.500%       06/15/2031            148,304           159,128
GNMA Pool #536371                                                   8.000%       11/15/2030             76,044            82,728
GNMA Pool #550976                                                   7.000%       10/15/2031            425,282           453,387
GNMA Pool #552713                                                   7.000%       08/15/2032            160,124           170,643
GNMA Pool #564121                                                   7.500%       07/15/2031             96,831           103,898
GNMA Pool #564375                                                   7.000%       09/15/2031            363,749           387,787
GNMA Pool #587735                                                   6.500%       08/15/2032          1,682,840         1,774,207
                                                                                                                 ---------------
                                                                                                                       3,131,778
                                                                                                                 ---------------

GNMA - TBA -- 2.4%
GNMA II TBA                                                         5.500%       01/01/2034          1,000,000         1,012,312
GNMA TBA                                                            6.000%       01/24/2032          1,000,000         1,035,500
GNMA TBA                                                            5.000%       01/01/2034          1,000,000           990,625
GNMA TBA                                                            6.500%       01/01/2034          1,000,000         1,053,750
                                                                                                                 ---------------
                                                                                                                       4,092,187
                                                                                                                 ---------------
                                                                                                                       7,223,965
                                                                                                                 ---------------
                                                                                                                      25,217,215
                                                                                                                 ---------------
   Total (Cost - $43,403,944)                                                                                         43,761,705
                                                                                                                 ---------------

SOVEREIGN OBLIGATIONS -- 36.9%

AUSTRIA -- 1.3%
Republic of Austria+                                                3.800%       10/20/2013   EUR    1,820,000         2,199,102
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
BELGIUM -- 5.4%
Kingdom of Belgium, Ser. 28                                         5.750%       03/28/2008   EUR    6,690,000   $     9,196,987
                                                                                                                 ---------------

DENMARK -- 0.6%
Kingdom of Denmark Bond                                             7.000%       11/10/2024   DKK    4,400,000           945,091
                                                                                                                 ---------------

FRANCE -- 0.7%
France O.A.T                                                        5.750%       10/25/2032   EUR      780,000         1,103,398
                                                                                                                 ---------------

GERMANY -- 0.2%
Bundesrepublic Deutschland Bond, Ser. 99                            3.750%       01/04/2009   EUR      290,000           369,237
                                                                                                                 ---------------

GREECE -- 1.2%
Hellenic Republic                                                   5.900%       10/22/2022   EUR    1,500,000         2,098,844
                                                                                                                 ---------------

JAPAN -- 5.7%
Japanese Government Bond, Ser. 174                                  4.600%       09/20/2004   JPY  560,000,000         5,394,696
Japanese Government Bond, Ser. 242                                  1.200%       09/20/2012   JPY  275,000,000         2,562,688
Japanese Government Bond, Ser. 64                                   1.900%       09/20/2023   JPY  179,000,000         1,680,833
                                                                                                                 ---------------
                                                                                                                       9,638,217
                                                                                                                 ---------------

MEXICO -- 0.5%
United Mexican States                                               4.625%       10/08/2008            830,000           840,375
                                                                                                                 ---------------

NEW ZEALAND -- 1.0%
New Zealand Index-Linked Bond                                       4.500%       02/15/2016   NZD    2,040,000         1,676,198
                                                                                                                 ---------------

POLAND -- 1.3%
Poland Government Bond, Ser. 0404                                   0.000%       04/21/2004   PLN    8,190,000         2,152,323
                                                                                                                 ---------------

PORTUGAL -- 5.1%
Obrigacoes do Tesouro                                               3.950%       07/15/2009   EUR    6,850,000         8,737,278
                                                                                                                 ---------------

SPAIN -- 1.2%
Bonos Y Oblig Del Estado                                            6.000%       01/31/2008   EUR    1,490,000         2,069,756
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
SUPRA NATIONAL -- 0.1%
European Investment Bank                                            5.500%       12/07/2009   GBP      118,000   $       217,126
                                                                                                                 ---------------

SWEDEN -- 3.5%
Swedish Government Bond                                             8.000%       08/15/2007   SEK    6,100,000           965,956
Swedish Government Bond, Ser. 1044                                  3.500%       04/20/2006   SEK   36,000,000         5,014,774
                                                                                                                 ---------------
                                                                                                                       5,980,730
                                                                                                                 ---------------

UNITED KINGDOM -- 6.6%
U.K. Treasury Bond                                                  5.750%       12/07/2009   GBP    4,600,000         8,692,539
U.K. Treasury Bond                                                  4.250%       06/07/2032   GBP    1,530,000         2,551,039
                                                                                                                 ---------------
                                                                                                                      11,243,578
                                                                                                                 ---------------

UNITED STATES -- 2.5%
U.S. Treasury Bond                                                  5.375%       02/15/2031          1,770,000         1,845,848
U.S. Treasury Inflation-Indexed Bond##                              3.375%       04/15/2032          1,334,131         1,649,528
U.S. Treasury Note                                                  6.250%       05/15/2030            594,000           685,467
                                                                                                                 ---------------
                                                                                                                       4,180,843
                                                                                                                 ---------------
   Total (Cost - $55,892,768)                                                                                         62,649,083
                                                                                                                 ---------------

SHORT-TERM SECURITIES -- 8.2%

MONEY MARKET INSTRUMENTS -- 4.7%
CBA Finance CP++                                                    1.070%       01/05/2004          6,000,000         5,999,286
Den Danske Bank Time Deposit++                                      0.900%       01/02/2004          2,000,000         2,000,000
                                                                                                                 ---------------
                                                                                                                       7,999,286
                                                                                                                 ---------------

U.S. GOVERNMENT OBLIGATIONS -- 3.5%
FNMA Discount Note++                                                1.040%       01/05/2004          5,000,000         4,999,422
U.S. Treasury Bill@++                                               0.956%       01/15/2004            740,000           739,756

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (CONTINUED)
U.S. Treasury Bill@++                                               1.033%       02/05/2004            200,000   $       199,843
                                                                                                                 ---------------
                                                                                                                       5,939,021
                                                                                                                 ---------------
   Total (Cost - $13,938,244)                                                                                         13,938,307
                                                                                                                 ---------------
TOTAL INVESTMENTS - 103.1% (COST - $163,574,840)                                                                     174,878,406
LIABILITIES, NET OF OTHER ASSETS - (3.1%)                                                                             (5,213,529)
                                                                                                                 ---------------
NET ASSETS - 100.0%                                                                                              $   169,664,877
                                                                                                                 ===============

SUMMARY OF ABBREVIATIONS
CP       Commercial Paper
DKK      Danish Krone
EMTN     Euro Medium-Term Note
EUR      European Monetary Unit (Euro)
FHLMC    Freddie Mac
FNMA     Fannie Mae
FRN      Floating Rate Note
GBP      Great British Pound
GNMA     Government National Mortgage Association
IO       Interest Only
JPY      Japanese Yen
MTN      Medium-Term Note
NZD      New Zealand Dollar
O.A.T. Obligations Assimilables du Tresor are French government long-term debt instruments.
PLN      Polish Zloty
SEK      Swedish Krona
TBA      To Be Announced - Security is subject to delayed delivery.
Vendee   Veterans Administration
Z Bond A bond on which interest accrues but is not currently paid to the investor but rather is added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The security is currently paying interest.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities were valued at $11,685,840, or 6.9% of net assets. The Board of Directors has deemed all of these securities to be liquid.
* Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors. At December 31, 2003, these securities were valued at $3,079,329, or 1.8% of net assets.
#    Face amount shown represents amortized cost.
##   Face amount shown has been adjusted for inflation.
++   Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

WORLDWIDE CORE PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 10.9%

CREDIT CARDS -- 4.7%
Chester Asset Receivables Deal 5
 (United Kingdom)                                                   6.625%       03/17/2008   GBP      640,000   $     1,210,153
Chester Asset Receivables Dealings plc,
 Ser. 2002-A, Class A
 (FRN) (United Kingdom)                                             2.644%       07/15/2011   EUR    1,000,000         1,261,414
G&M Finance Ltd., Ser. 1A, Class 1
 (FRN) (Cayman Islands)                                             2.080%       01/07/2010            700,000           700,000
                                                                                                                 ---------------
                                                                                                                       3,171,567
                                                                                                                 ---------------

HOME EQUITY LOANS (HEL) -- 3.7%

HEL - FIXED RATE -- 1.6%
Block Mortgage Finance Inc.,
 Ser. 1999-1, Class A7                                              5.830%       04/25/2016                 15                15
Chase Funding Loan Acquisition Trust,
 Ser. 2002-C1, Class IA4                                            6.043%       07/25/2029            217,580           218,489
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (Step Up)                                    7.590%       04/25/2030            795,852           824,559
                                                                                                                 ---------------
                                                                                                                       1,043,063
                                                                                                                 ---------------

HEL - FLOATING RATE -- 2.1%
ABSC Long Beach Home Equity Loan Trust,
 Ser. 2000-LB1, Class AV (FRN)                                      1.409%       08/21/2030             34,679            34,603
Residential Asset Mortgage Products, Inc.,
 Ser. 2003-RS10, Class AI1 (FRN)                                    1.309%       09/25/2022            970,155           970,077
Residential Asset Securities Corp.,
 Ser. 2000-KS5, Class AII (FRN)                                     1.381%       12/25/2031            406,348           406,279
                                                                                                                 ---------------
                                                                                                                       1,410,959
                                                                                                                 ---------------
                                                                                                                       2,454,022
                                                                                                                 ---------------

OTHER ABS -- 2.5%
Life Funding Co., Ser. 2001-1A, Class A1
 (FRN) (Cayman Islands)+*                                           0.445%       10/14/2008   JPY  177,668,000         1,655,659
                                                                                                                 ---------------
   Total (Cost - $6,769,135)                                                                                           7,281,248
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 23.1%

BASIC INDUSTRY -- 0.3%

PAPER -- 0.3%
International Paper Co.                                             5.500%       01/15/2014            210,000   $       210,780
                                                                                                                 ---------------

CAPITAL GOODS -- 0.2%
Time Warner, Inc.                                                   6.875%       05/01/2012             90,000           101,277
                                                                                                                 ---------------

COMMUNICATIONS -- 3.3%

MEDIA - CABLE -- 0.4%
Comcast Corp.                                                       5.300%       01/15/2014             30,000            29,900
Cox Communications, Inc.                                            5.500%       10/01/2015            240,000           241,418
                                                                                                                 ---------------
                                                                                                                         271,318
                                                                                                                 ---------------

TELECOMMUNICATIONS - WIRELINES -- 2.9%
Deutsche Telekom International
 Finance (Netherlands)                                              9.250%       06/01/2032            310,000           425,363
Deutsche Telekom International Finance,
 Ser. EMTN (Netherlands)                                            7.500%       01/24/2033   EUR      180,000           277,219
France Telecom (MTN) (France)                                       8.125%       01/28/2033   EUR      190,000           307,911
Socgerim (MTN) (Luxembourg)                                         6.125%       04/20/2006   EUR      139,000           186,443
Telecom Italia Capital (Italy)+                                     5.250%       11/15/2013            550,000           551,095
Verizon Global Funding Corp.                                        7.750%       12/01/2030            170,000           199,701
                                                                                                                 ---------------
                                                                                                                       1,947,732
                                                                                                                 ---------------
                                                                                                                       2,219,050
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 1.5%

AUTOMOTIVE -- 0.6%
Ford Motor Co.                                                      6.375%       02/01/2029            200,000   $       178,425
General Motors                                                      6.750%       05/01/2028            240,000           234,098
                                                                                                                 ---------------
                                                                                                                         412,523
                                                                                                                 ---------------

LODGING -- 0.5%
Hilton Group Finance plc
 (MTN) (United Kingdom)                                             6.500%       07/17/2009   EUR      220,000           304,217
                                                                                                                 ---------------

SERVICES -- 0.4%
Cendant Corp.                                                       6.250%       01/15/2008            270,000           294,524
                                                                                                                 ---------------
                                                                                                                       1,011,264
                                                                                                                 ---------------

CONSUMER NON-CYCLICAL -- 1.5%

BEVERAGE -- 0.4%
Miller Brewing Co.+                                                 5.500%       08/15/2013            270,000           275,844
                                                                                                                 ---------------

FOOD -- 1.0%
Cadbury Schweppes U.S. Finance LLC+                                 5.125%       10/01/2013            250,000           248,372
Compass Group plc
 (EMTN) (United Kingdom)                                            6.000%       05/29/2009   EUR      300,000           409,923
                                                                                                                 ---------------
                                                                                                                         658,295
                                                                                                                 ---------------

PHARMACEUTICALS -- 0.1%
Wyeth                                                               5.500%       02/01/2014             90,000            91,027
                                                                                                                 ---------------
                                                                                                                       1,025,166
                                                                                                                 ---------------

INTEGRATED ENERGY -- 0.6%
Petronas Capital Ltd. (Malaysia)                                    6.375%       05/22/2009   EUR      300,000           413,937
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
FINANCE -- 11.0%

BANKING -- 8.0%
Allied Irish Banks Ltd. (FRN) (Ireland)                             7.500%       02/28/2011   EUR      100,000   $       146,245
Associates Corp. North America                                      6.950%       11/01/2018            200,000           229,839
Bank of Scotland
 (EMTN) (United Kingdom)                                            5.500%       07/27/2009   EUR      110,000           147,377
Credit Suisse Group
 Capital Guernsey V Ltd.
 (FRN) (Channel Islands)                                            6.905%       11/07/2011   EUR      250,000           353,588
HBOS plc (FRN) (United Kingdom)+                                    5.375%       12/31/2049            370,000           368,867
HSBC Capital Funding LP
 (FRN) (Channel Islands)                                            8.030%       12/29/2049   EUR       60,000            91,839
International Nederland Bank NV
 (Netherlands)+                                                     5.125%       05/01/2015            150,000           149,501
Intesabci Capital Trust (FRN)                                       6.988%       07/12/2011   EUR      180,000           253,289
MBNA Corp.                                                          6.250%       01/17/2007            390,000           424,590
Nordbanken REGS (FRN) (Sweden)                                      6.000%       12/13/2010   EUR      220,000           292,639
Rabobank Capital Funding II+                                        5.260%       12/31/2049            220,000           220,304
RBS Capital Trust A
 (FRN) (United Kingdom)                                             6.467%       06/30/2012   EUR      110,000           153,230
RBS Capital Trust I (FRN)                                           4.709%       12/31/2049            150,000           143,423
San Paolo IMI (MTN) (Italy)                                         6.375%       04/06/2010   EUR      510,000           719,121
Unicredito Italiano Spa (Italy)                                     6.250%       06/14/2010   EUR      460,000           607,224
Unicredito Italiano Spa (MTN) (Italy)                               6.100%       02/28/2012   EUR      750,000         1,039,642
                                                                                                                 ---------------
                                                                                                                       5,340,718
                                                                                                                 ---------------

BROKERAGE -- 0.5%
Goldman Sachs Group, Inc.                                           5.250%       10/15/2013            200,000           201,921
Goldman Sachs Group, Inc.                                           6.125%       02/15/2033            130,000           130,916
                                                                                                                 ---------------
                                                                                                                         332,837
                                                                                                                 ---------------

FINANCE COMPANIES -- 2.0%
EADS Finance BV (EMTN) (Netherlands)                                4.625%       03/03/2010   EUR      160,000           204,542
Ford Motor Credit Co.                                               7.000%       10/01/2013            200,000           210,936
General Motors Acceptance Corp.                                     4.375%       12/10/2007            560,000           565,757
General Motors Acceptance Corp. (MTN)                               5.250%       05/16/2005            200,000           207,225
Nisource Finance Corp.                                              5.400%       07/15/2014            170,000           172,124
                                                                                                                 ---------------
                                                                                                                       1,360,584
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 0.5%
Munich Re Finance BV (Netherlands)                                  6.750%       06/21/2023   EUR      210,000   $       293,968
                                                                                                                 ---------------
                                                                                                                       7,328,107
                                                                                                                 ---------------

UTILITIES -- 4.7%

ELECTRIC -- 2.2%
DTE Energy Co.                                                      6.375%       04/15/2033            130,000           127,335
PPL Energy Supply LLC                                               6.400%       11/01/2011            610,000           666,185
Progress Energy, Inc.                                               7.100%       03/01/2011            160,000           180,260
PSEG Power                                                          5.500%       12/01/2015            110,000           110,156
PSI Energy, Inc.                                                    5.000%       09/15/2013            180,000           179,186
Southern Power Co.+                                                 4.875%       07/15/2015            210,000           200,149
                                                                                                                 ---------------
                                                                                                                       1,463,271
                                                                                                                 ---------------

NATURAL GAS -- 1.1%
Keyspan Corp.                                                       8.000%       11/15/2030            540,000           690,771
                                                                                                                 ---------------
OTHER UTILITIES -- 1.4%
United Utility Water plc (United Kingdom)                           4.875%       03/18/2009   EUR      730,000           955,736
                                                                                                                 ---------------
                                                                                                                       3,109,778
                                                                                                                 ---------------
   Total (Cost - $13,420,939)                                                                                         15,419,359
                                                                                                                 ---------------

MORTGAGE-BACKED SECURITIES (MBS) -- 32.6%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 13.7%

CMO FLOATER -- 6.8%

CMO FLOATER - FHLMC -- 1.1%
FHLMC, Ser. 1686, Class FA (FRN)                                    2.088%       02/15/2024             72,626            72,571
FHLMC, Ser. 2157, Class F (FRN)                                     1.513%       05/15/2029            199,894           200,839
FHLMC, Ser. 2334, Class FA (FRN)                                    1.663%       07/15/2031            163,936           164,547
FHLMC, Ser. 2396, Class FM (FRN)                                    1.613%       12/15/2031             92,823            92,415
FHLMC, Ser. 2410, Class FY (FRN)                                    1.663%       02/15/2032            203,310           202,473
FHLMC, Ser. 2570, Class FQ (FRN)                                    2.513%       08/15/2031             16,575            16,591
                                                                                                                 ---------------
                                                                                                                         749,436
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
CMO FLOATER - FNMA -- 1.6%
FNMA, Ser. 1993-174, Class F (FRN)                                  1.906%       09/25/2008             45,831   $        45,947
FNMA, Ser. 1997-42, Class FD (FRN)                                  2.656%       07/18/2027            113,368           115,740
FNMA, Ser. 1999-47, Class JF (FRN)                                  1.800%       11/18/2027            145,110           145,748
FNMA, Ser. 1999-57, Class FC (FRN)                                  1.400%       11/17/2029            260,933           261,176
FNMA, Ser. 2001-61, Class FM (FRN)                                  1.400%       10/18/2016            167,045           167,495
FNMA, Ser. 2002-60, Class FH (FRN)                                  2.141%       08/25/2032            172,726           176,031
FNMA, Ser. 2002-66, Class FG (FRN)                                  2.141%       09/25/2032            128,238           129,540
                                                                                                                 ---------------
                                                                                                                       1,041,677
                                                                                                                 ---------------

CMO FLOATER - GNMA -- 0.4%
GNMA, Ser. 2000-16, Class FH (FRN)                                  1.604%       04/16/2019            264,407           264,728
                                                                                                                 ---------------

CMO FLOATER - OTHER -- 3.7%
Credit Suisse First Boston Mortgage
 Securities Corp.,
 Ser. 2003-1, Class 2A4 (FRN)                                       1.741%       01/25/2033            200,151           200,649
Dutch Mortgage Backed Securities BV,
 Ser. 2000-1, Class A2
 (FRN) (Netherlands)                                                5.875%       12/02/2076   EUR    1,000,000         1,350,401
Granite Mortgages plc,
 Ser. 2002-2, Class 2A
 (FRN) (United Kingdom)                                             2.320%       01/20/2043   EUR      690,452           869,900
GSR Mortgage Loan Trust,
 Ser. 2003-5F, Class 1A3 (FRN)*                                     2.291%       08/25/2032             24,637            24,591
                                                                                                                 ---------------
                                                                                                                       2,445,541
                                                                                                                 ---------------
                                                                                                                       4,501,382
                                                                                                                 ---------------

PLANNED AMORTIZATION CLASS -- 5.8%
FHLMC, Ser. 2236, Class PB                                          7.500%       09/15/2025            182,770           188,244
FHLMC, Ser. 2439, Class KF                                          6.500%       02/15/2028            202,350           203,128
FHLMC, Ser. 2543, Class XC                                          4.500%       09/15/2012            620,000           635,113
FHLMC, Ser. 2543, Class XJ                                          4.500%       10/15/2012            690,000           706,711
FHLMC, Ser. 2562, Class PC                                          4.500%       02/15/2013            690,000           703,219
FNMA, Ser. 2002-82, Class XJ                                        4.500%       09/25/2012            570,000           582,436
FNMA, Ser. 2003-8, Class QB                                         4.500%       12/25/2012            860,000           879,350
                                                                                                                 ---------------
                                                                                                                       3,898,201
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
Z BOND -- 1.1%
FHLMC, Ser. 2247, Class Z                                           7.500%       08/15/2030            262,650   $       273,244
FNMA, Ser. 1997-43, Class ZD                                        7.500%       06/17/2027            422,716           460,457
                                                                                                                 ---------------
                                                                                                                         733,701
                                                                                                                 ---------------
                                                                                                                       9,133,284
                                                                                                                 ---------------

COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.6%
J.P. Morgan Chase Commerical
 Mortgage Securities Corp.,
 Ser. 2002, Class 1A (FRN)+                                         1.513%       02/14/2015            400,610           400,635
                                                                                                                 ---------------

MORTGAGE DERIVATIVES -- 1.0%

INTEREST ONLY (IO) -- 0.6%

IO - PAC -- 0.2%
FNMA, Ser. 2003-59, Class IL, IO#++                                 8.526%       12/25/2031            295,286            72,785
FNMA, Ser. 2003-92, Class IH, IO#++                                 8.916%       06/25/2023            500,000            76,580
                                                                                                                 ---------------
                                                                                                                         149,365
                                                                                                                 ---------------

IO - TRUST -- 0.1%
FHLMC, Ser. 223, Class IO#++                                        4.885%       12/01/2032            259,945            56,541
                                                                                                                 ---------------

IO - VETERANS ADMINISTRATION (VENDEE) -- 0.3%
Vendee Mortgage Trust,
 Ser. 1997-1, Class IO#++                                          11.892%       02/15/2027          7,928,179            81,759
Vendee Mortgage Trust,
 Ser. 2000-1, Class IO#++                                          10.265%       01/15/2030          8,340,114            28,669
Vendee Mortgage Trust,
 Ser. 2001-2, Class IO#++                                           5.867%       02/15/2031          3,289,407            43,687
Vendee Mortgage Trust,
 Ser. 2002-1, Class 2 IO#++                                        12.080%       08/15/2031          5,351,371            43,480
                                                                                                                 ---------------
                                                                                                                         197,595
                                                                                                                 ---------------
                                                                                                                         403,501
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVERSE IO -- 0.4%
FHLMC,
 Ser. 2594, Class SE, IO (FRN)#++                                  22.492%       10/15/2030            562,489   $        65,038
FHLMC,
 Ser. 2617, Class GS, IO#++                                    29.122%-29.657%   11/15/2030            934,728           101,920
GNMA,
 Ser. 2003-63, Class US, IO (FRN)#++                               35.656%       07/20/2030            980,970           100,061
                                                                                                                 ---------------
                                                                                                                         267,019
                                                                                                                 ---------------
                                                                                                                         670,520
                                                                                                                 ---------------

MORTGAGE PASS-THROUGH SECURITIES (MPTS) -- 17.3%

MPTS - FHLMC -- 3.5%

FHLMC - POOLS -- 2.0%
FHLMC Gold Pool #A11796                                             5.500%       08/01/2033            586,595           593,981
FHLMC Gold Pool #A12446                                             6.500%       08/01/2033             97,355           101,984
FHLMC Gold Pool #A13465                                             6.500%       09/01/2033             74,797            78,353
FHLMC Gold Pool #A14279                                             6.000%       10/01/2033            199,351           206,097
FHLMC Gold Pool #A14986                                             6.500%       11/01/2033             74,845            78,404
FHLMC Gold Pool #C66588                                             7.000%       04/01/2032            224,404           237,435
                                                                                                                 ---------------
                                                                                                                       1,296,254
                                                                                                                 ---------------

FHLMC - TBA -- 1.5%

FHLMC Gold TBA                                                      5.500%       01/01/2034          1,000,000         1,011,875
                                                                                                                 ---------------
                                                                                                                       2,308,129
                                                                                                                 ---------------

MPTS - FNMA -- 8.5%

FNMA - POOLS -- 4.0%
FNMA Pool #251985                                                   6.500%       10/01/2028             49,164            51,478
FNMA Pool #252439                                                   6.500%       05/01/2029             79,957            83,673
FNMA Pool #404129                                                   6.500%       12/01/2027             89,241            93,529
FNMA Pool #567016                                                   8.000%       11/01/2030            457,709           494,858
FNMA Pool #597424                                                   7.500%       09/01/2031            215,225           229,986
FNMA Pool #646091                                                   7.000%       06/01/2032            212,103           224,597

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
FNMA - POOLS (CONTINUED)
FNMA Pool #720696                                                   4.500%       06/01/2033             97,479   $        93,326
FNMA Pool #737263                                                   6.000%       09/01/2033             92,320            95,473
FNMA Pool #737345                                                   6.000%       09/01/2033            996,334         1,030,363
FNMA Pool #747529                                                   4.500%       10/01/2033             99,683            95,436
FNMA Pool #753235                                                   6.500%       11/01/2033            146,913           153,669
                                                                                                                 ---------------
                                                                                                                       2,646,388
                                                                                                                 ---------------

FNMA - TBA -- 4.5%
FNMA TBA                                                            5.000%       01/01/2019          1,000,000         1,019,688
FNMA TBA                                                            5.500%       01/01/2034          2,000,000         2,025,624
                                                                                                                 ---------------
                                                                                                                       3,045,312
                                                                                                                 ---------------
                                                                                                                       5,691,700
                                                                                                                 ---------------

MPTS - GNMA -- 5.3%

GNMA - POOLS -- 3.8%
GNMA Pool #475892                                                   6.500%       07/15/2028            358,890           378,934
GNMA Pool #498277                                                   7.500%       06/15/2031            266,947           286,431
GNMA Pool #536371                                                   8.000%       11/15/2030            114,066           124,092
GNMA Pool #550976                                                   7.000%       10/15/2031            797,404           850,100
GNMA Pool #552713                                                   7.000%       08/15/2032            120,093           127,983
GNMA Pool #564121                                                   7.500%       07/15/2031            193,662           207,797
GNMA Pool #564375                                                   7.000%       09/15/2031            571,605           609,380
                                                                                                                 ---------------
                                                                                                                       2,584,717
                                                                                                                 ---------------

GNMA - TBA -- 1.5%
GNMA TBA                                                            5.000%       01/01/2034          1,000,000           990,625
                                                                                                                 ---------------
                                                                                                                       3,575,342
                                                                                                                 ---------------
                                                                                                                      11,575,171
                                                                                                                 ---------------
   Total (Cost - $21,178,918)                                                                                         21,779,610
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN OBLIGATIONS -- 37.6%

BELGIUM -- 4.7%
Kingdom of Belgium, Ser. 23                                         8.000%       03/28/2015   EUR    1,280,000   $     2,128,109
Kingdom of Belgium, Ser. 31                                         5.500%       03/28/2028   EUR      740,000         1,000,288
                                                                                                                 ---------------
                                                                                                                       3,128,397
                                                                                                                 ---------------

FRANCE -- 0.9%
France O.A.T.                                                       5.750%       10/25/2032   EUR      410,000           579,991
                                                                                                                 ---------------

GREECE -- 0.5%
Hellenic Republic                                                   5.900%       10/22/2022   EUR      240,000           335,815
                                                                                                                 ---------------

JAPAN -- 12.1%
Japanese Government Bond, Ser. 174                                  4.600%       09/20/2004   JPY  436,000,000         4,200,156
Japanese Government Bond, Ser. 21                                   0.400%       06/20/2007   JPY  108,000,000         1,010,578
Japanese Government Bond, Ser. 242                                  1.200%       09/20/2012   JPY  238,000,000         2,217,890
Japanese Government Bond, Ser. 64                                   1.900%       09/20/2023   JPY   67,000,000           629,139
                                                                                                                 ---------------
                                                                                                                       8,057,763
                                                                                                                 ---------------

MEXICO -- 0.5%
United Mexican States                                               4.625%       10/08/2008            350,000           354,375
                                                                                                                 ---------------

MULTI-NATIONAL -- 0.5%
International Bank for Reconstruction &
 Development (MTN)                                                  7.125%       07/30/2007   GBP      160,000           308,610
                                                                                                                 ---------------

NEW ZEALAND -- 1.1%
New Zealand Index-Linked Bond                                       4.500%       02/15/2016   NZD      880,000           723,066
                                                                                                                 ---------------

POLAND -- 1.2%
Poland Government Bond, Ser. 0404**++                               4.875%       04/21/2004   PLN    3,120,000           819,933
                                                                                                                 ---------------

PORTUGAL -- 8.0%
Obrigacoes do Tesouro                                               3.950%       07/15/2009   EUR    4,170,000         5,318,897
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
SUPRA NATIONAL -- 0.1%
European Investment Bank                                            5.500%       12/07/2009   GBP       24,000   $        44,161
                                                                                                                 ---------------

UNITED KINGDOM -- 7.0%
U.K. Treasury Bond                                                  5.750%       12/07/2009   GBP    1,980,000         3,741,571
U.K. Treasury Bond                                                  4.250%       06/07/2032   GBP      570,000           950,387
                                                                                                                 ---------------
                                                                                                                       4,691,958
                                                                                                                 ---------------

UNITED STATES -- 1.0%
U.S. Treasury Inflation-Indexed Bond##                              3.375%       04/15/2032            573,260           708,782
                                                                                                                 ---------------
   Total (Cost - $23,103,524)                                                                                         25,071,748
                                                                                                                 ---------------

SHORT-TERM SECURITIES -- 6.6%

MONEY MARKET INSTRUMENTS -- 4.5%
CBA Finance CP                                                      1.133%       01/04/2004          2,000,000         1,999,811
Den Danske Bank Time Deposit                                        0.900%       01/02/2004          1,000,000         1,000,000
                                                                                                                 ---------------
                                                                                                                       2,999,811
                                                                                                                 ---------------

U.S. GOVERNMENT OBLIGATIONS -- 2.1%
U.S. Treasury Bill@++                                               0.956%       01/15/2004          1,240,000         1,239,591
U.S. Treasury Bill@++                                               1.033%       02/05/2004            200,000           199,843
                                                                                                                 ---------------
                                                                                                                       1,439,434
                                                                                                                 ---------------
   Total (Cost - $4,439,167)                                                                                           4,439,245
                                                                                                                 ---------------
TOTAL INVESTMENTS - 110.8% (COST - $68,911,683)                                                                       73,991,210
LIABILITIES, NET OF OTHER ASSETS - (10.8%)                                                                            (7,236,850)
                                                                                                                 ---------------
NET ASSETS - 100.0%                                                                                              $    66,754,360
                                                                                                                 ===============

SUMMARY OF ABBREVIATIONS

CP       Commercial Paper
EMTN     Euro Medium-Term Note
EUR      European Monetary Unit (Euro)
FHLMC    Freddie Mac
FNMA     Fannie Mae
FRN      Floating Rate Note
GBP      Great British Pound
GNMA     Government National Mortgage Association
IO       Interest Only
JPY      Japanese Yen
MTN      Medium-Term Note
NZD      New Zealand Dollar
O.A.T. Obligations Assimilables du Tresor are French government long-term debt instruments.
PLN      Polish Zloty
TBA      To Be Announced - Security is subject to delayed delivery.
Z Bond A bond on which interest accrues but is not currently paid to the investor but rather is added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The security is currently paying interest.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities were valued at $4,070,426, or 6.1% of net assets. The Board of Directors has deemed all of these securities to be liquid.
* Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors. At December 31, 2003, these securities were valued at $1,680,250, or 2.5% of net assets.
**   Zero coupon security.
#    Face amount shown represents amortized cost.
##   Face amount shown has been adjusted for inflation.
++   Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

INTERNATIONAL PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 16.7%

AUTO LOANS -- 1.8%
Ace Securities Corp.,
 Ser. 2001-HEI, Class A (FRN)                                       1.519%       11/20/2031            830,058   $       830,385
Oscar Funding Corp.,
 Ser. 7, Class 1 (FRN) (Cayman Islands)*                            1.430%       03/10/2006            586,250           586,133
                                                                                                                 ---------------
                                                                                                                       1,416,518
                                                                                                                 ---------------

CREDIT CARDS -- 5.6%
Chase Credit Card Master Trust,
 Ser. 1998-4, Class A                                               5.000%       08/15/2008   EUR      656,775           868,436
Chester Asset Receivables Deal 11,
 Ser. A (United Kingdom)                                            6.125%       10/15/2010   EUR      770,000         1,082,835
Chester Asset Receivables Deal 5
 (United Kingdom)                                                   6.625%       03/17/2008   GBP      130,000           245,812
First USA Credit Card Master Trust,
 Ser. 1997-1, Class A                                               1.250%       10/17/2006          1,400,000         1,400,042
MBNA Credit Card Master Note Trust,
 Ser. 2002-A2, Class A                                              5.600%       07/17/2014   EUR      650,000           883,454
                                                                                                                 ---------------
                                                                                                                       4,480,579
                                                                                                                 ---------------

HOME EQUITY LOANS - FLOATING RATE -- 6.7%
Amortizing Residential Collateral Trust,
 Ser. 2002-BC1, Class A (FRN)                                       1.481%       01/25/2032          1,063,758         1,063,236
Centex Home Equity Loan,
 Ser. 2003-C, Class AV (FRN)                                        1.441%       09/25/2033          1,207,340         1,206,710
Chase Funding Mortgage Loan
 Asset-Backed Certificates,
 Ser. 2002-2, Class 2A1 (FRN)                                       1.391%       05/25/2032            738,477           737,801
Novastar Home Equity Loan,
 Ser. 2001-2, Class A3 (FRN)                                        1.401%       09/25/2031            828,183           829,076
Option One Mortgage Loan Trust,
 Ser. 2003-2, Class A2 (FRN)                                        1.441%       04/25/2033          1,040,151         1,039,661
Superannuation Members Home
 Loans Global, Ser. 1A, Class A2 (FRN)+                             1.425%       06/15/2026            412,764           413,206
                                                                                                                 ---------------
                                                                                                                       5,289,690
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
STUDENT LOANS -- 0.8%
SLMA Student Loan Trust, Series 2003-7                              3.800%       06/17/2010   EUR      500,000   $       617,193
                                                                                                                 ---------------

OTHER ABS -- 1.8%
Clare Special Purpose Company,
 Ser. 1, Class 1 (FRN) (Japan)*                                     2.110%       12/14/2006            600,000           600,600
Life Funding Co., Ser. 2001-1A,
 Class A1 (FRN) (Cayman Islands)+*                                  0.445%       10/14/2008   JPY   88,834,000           827,830
                                                                                                                 ---------------
                                                                                                                       1,428,430
                                                                                                                 ---------------
   Total (Cost - $12,468,579)                                                                                         13,232,410
                                                                                                                 ---------------

CORPORATE OBLIGATIONS -- 26.8%
General Motors                                                      8.375%       07/05/2033   EUR      330,000           488,006
                                                                                                                 ---------------

TELECOMMUNICATIONS - WIRELINES -- 1.7%
Deutsche Telekom International
 Finance BV (Netherlands)                                           8.125%       05/29/2012   EUR      450,000           696,511
France Telecom (MTN) (France)                                       7.250%       01/28/2013   EUR      330,000           484,302
France Telecom (MTN) (France)                                       8.125%       01/28/2033   EUR      120,000           194,470
                                                                                                                 ---------------
                                                                                                                       1,375,283
                                                                                                                 ---------------

CONSUMER CYCLICAL -- 0.3%

LODGING -- 0.3%
Hilton Group Finance plc
 (MTN) (United Kingdom)                                             6.500%       07/17/2009   EUR      170,000           235,077
                                                                                                                 ---------------

CONSUMER NON - CYCLICAL -- 1.2%

FOOD -- 0.6%
Compass Group plc
 (EMTN) (United Kingdom)                                            6.000%       05/29/2009   EUR      320,000           437,251
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
B.A.T. International Finance plc
 (EMTN) (United Kingdom)                                            4.875%       02/25/2009   EUR      230,000   $       294,567
Imperial Tobacco Finance
 (MTN) (United Kingdom)                                             6.250%       06/06/2007   EUR      140,000           189,669
                                                                                                                 ---------------
                                                                                                                         484,236
                                                                                                                 ---------------
                                                                                                                         921,487
                                                                                                                 ---------------

INTEGRATED ENERGY -- 0.3%
Petronas Capital Ltd. (Malaysia)                                    6.375%       05/22/2009   EUR      200,000           275,958
                                                                                                                 ---------------

FINANCE -- 19.8%

BANKING -- 14.7%
Bank of Scotland
 (EMTN) (United Kingdom)                                            5.500%       07/27/2009   EUR      360,000           482,324
Bank of Scotland
 (MTN) (United Kingdom)                                             5.500%       10/29/2012   EUR      700,000           936,736
Credit Suisse Group
 Capital Guernsey V Ltd.
 (FRN) (Channel Islands)                                            6.905%       11/07/2011   EUR      230,000           325,301
Goldman Sachs Group, Inc.                                           5.125%       04/24/2013   EUR      270,000           351,664
HSBC Capital Funding LP
 (FRN) (Channel Islands)                                            8.030%       12/29/2049   EUR       70,000           107,145
Nordea Kredit Realkredit (Denmark)                                  5.000%       10/01/2035   DKK   14,400,000         2,347,575
Nykredit (Denmark)                                                  5.000%       10/01/2035   DKK   14,600,000         2,380,410
RBS Capital Trust A
 (FRN) (United Kingdom)                                             6.467%       06/30/2012   EUR      180,000           250,739
Royal Bank of Scotland
 (United Kingdom)                                                   6.770%       03/31/2049   EUR    1,000,000         1,322,185
Totalkredit (Denmark)                                               5.000%       10/01/2035   DKK   17,410,000         2,838,675
Unicredito Italiano Spa (Italy)                                     6.250%       06/14/2010   EUR      240,000           316,812
                                                                                                                 ---------------
                                                                                                                      11,659,566
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES -- 0.8%
EADS Finance BV (EMTN) (Netherlands)                                4.625%       03/03/2010   EUR      170,000   $       217,326
Ford Motor Credit Co. (EMTN)                                        6.750%       01/14/2008   EUR      280,000           374,035
                                                                                                                 ---------------
                                                                                                                         591,361
                                                                                                                 ---------------

INSURANCE -- 0.8%
Munich Re Finance BV (Netherlands)                                  6.750%       06/21/2023   EUR      280,000           391,957
Zurich Finance (USA) Inc. (FRN)                                     5.750%       10/02/2023   EUR      200,000           259,198
                                                                                                                 ---------------
                                                                                                                         651,155
                                                                                                                 ---------------

OTHER FINANCE -- 3.5%
Citibank Credit Card Issuance Trust                                 5.375%       04/11/2011   EUR      650,000           872,144
Permanent Financing plc (United Kingdom)                            5.100%       06/11/2007   EUR      950,000         1,259,420
Saecure BV (FRN) (Netherlands)                                      5.710%       11/25/2007   EUR      500,000           676,084
                                                                                                                 ---------------
                                                                                                                       2,807,648
                                                                                                                 ---------------
                                                                                                                      15,709,730
                                                                                                                 ---------------

UTILITIES -- 2.9%

ELECTRIC -- 1.8%
E.ON International Finance BV
 (MTN) (Netherlands)                                                5.750%       05/29/2009   EUR      650,000           888,480
RWE Finance BV (EMTN) (Netherlands)                                 5.500%       10/26/2007   EUR      400,000           538,077
                                                                                                                 ---------------
                                                                                                                       1,426,557
                                                                                                                 ---------------

OTHER UTILITIES -- 1.1%
United Utility Water plc (United Kingdom)                           4.875%       03/18/2009   EUR      680,000           890,274
                                                                                                                 ---------------
                                                                                                                       2,316,831
                                                                                                                 ---------------
   Total (Cost - $18,688,400)                                                                                         21,322,372
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - FLOATER -- 2.4%
Arena BV, Ser. 2003-I, Class A2
 (FRN) (Netherlands)                                                4.300%       05/19/2055   EUR    1,000,000   $     1,251,511
Dutch Mortgage Backed Securities BV,
 Ser. 2000-1, Class A2
 (FRN) (Netherlands)                                                5.875%       12/02/2076   EUR      500,000           675,201
                                                                                                                 ---------------
   Total (Cost - $1,616,278)                                                                                           1,926,712
                                                                                                                 ---------------

SOVEREIGN OBLIGATIONS -- 45.6%

BELGIUM -- 1.0%
Kingdom of Belgium, Ser. 31                                         5.500%       03/28/2028   EUR      580,000           784,010
                                                                                                                 ---------------

FRANCE -- 2.6%
France O.A.T                                                        5.750%       10/25/2032   EUR    1,430,000         2,022,896
                                                                                                                 ---------------

GREECE -- 1.2%
Hellenic Republic                                                   5.900%       10/22/2022   EUR      700,000           979,460
                                                                                                                 ---------------

ITALY -- 0.7%
Buoni Poliennali del Tesoro                                         5.750%       02/01/2033   EUR      400,000           553,803
                                                                                                                 ---------------

JAPAN -- 11.4%
Japan Finance Corp. for Muni Enterprises                            1.550%       02/21/2012   JPY  250,000,000         2,392,687
Japanese Government Bond, Ser. 174                                  4.600%       09/20/2004   JPY  184,000,000         1,772,543
Japanese Government Bond, Ser. 236                                  1.500%       12/20/2011   JPY   91,000,000           873,208
Japanese Government Bond, Ser. 237                                  1.500%       03/20/2012   JPY  129,000,000         1,235,668
Japanese Government Bond, Ser. 242                                  1.200%       09/20/2012   JPY  236,000,000         2,199,253
Japanese Government Bond, Ser. 64                                   1.900%       09/20/2023   JPY   64,000,000           600,968
                                                                                                                 ---------------
                                                                                                                       9,074,327
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 7.4%
New Zealand Government                                              8.000%       11/15/2006   NZD    5,300,000   $     3,687,336
New Zealand Government                                              7.000%       07/15/2009   NZD    3,200,000         2,213,321
                                                                                                                 ---------------
                                                                                                                       5,900,657
                                                                                                                 ---------------

PORTUGAL -- 0.0%
Portuguese Obrigacoes do Tesouro                                    5.450%       09/23/2013   EUR       20,000            27,320
                                                                                                                 ---------------

SPAIN -- 2.1%
Kingdom of Spain                                                    4.625%       07/22/2004   JPY  175,000,000         1,673,917
                                                                                                                 ---------------

SWEDEN -- 2.5%
Swedish Government Bond                                             5.000%       01/28/2009   SEK   13,640,000         1,968,666
                                                                                                                 ---------------

UNITED KINGDOM -- 15.7%
U.K. Treasury Bond                                                  8.500%       12/07/2005   GBP    2,120,000         4,089,775
U.K. Treasury Bond                                                  5.750%       12/07/2009   GBP    3,580,000         6,765,063
U.K. Treasury Bond                                                  4.250%       06/07/2032   GBP      990,000         1,650,672
                                                                                                                 ---------------
                                                                                                                      12,505,510
                                                                                                                 ---------------

UNITED STATES -- 1.0%
U.S. Treasury Inflation-Indexed Bond                                3.375%       04/15/2032            625,374           773,216
                                                                                                                 ---------------
   Total (Cost - $34,473,690)                                                                                         36,263,782
                                                                                                                 ---------------

SHORT-TERM SECURITY -- 1.0%
U.S. Treasury Bill (Cost - $799,711)@++                             0.956%       01/15/2004            800,000           799,736
                                                                                                                 ---------------
TOTAL INVESTMENTS - 92.5% (COST - $68,046,658)                                                                        73,545,012
OTHER ASSETS, NET OF LIABILITIES - 7.5%                                                                                5,997,328
                                                                                                                 ---------------
NET ASSETS - 100.0%                                                                                              $    79,542,340
                                                                                                                 ===============

SUMMARY OF ABBREVIATIONS

EMTN     Euro Medium-Term Note
EUR      European Monetary Unit (Euro)
FRN      Floating Rate Note
GBP      Great British Pound
JPY      Japanese Yen
MTN      Medium-Term Note
O.A.T. Obligations Assimilables du Tresor are French government long-term debt instruments.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
* Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors. At December 31, 2003, these securities were valued at $2,014,563, or 2.74% of net assets.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities were valued at $1,241,036, or 1.56% of net assets. The Board of Directors has deemed all of these securities to be liquid.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
++   Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

EMERGING MARKETS PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 2.1%
Korea Development Bank (Korea)
 (Cost - $274,500)                                                  7.250%       05/15/2006            250,000   $       275,000
                                                                                                                 ---------------

SOVEREIGN OBLIGATIONS -- 81.7%

(THE) PHILIPPINES -- 4.2%
Republic of Philippines                                             8.875%       04/15/2008            500,000           538,750
                                                                                                                 ---------------

BRAZIL -- 18.7%
Republic of Brazil                                                 10.000%       01/16/2007            500,000           560,000
Republic of Brazil                                                 14.500%       10/15/2009            250,000           326,875
Republic of Brazil                                                 10.125%       05/15/2027            250,000           265,000
Republic of Brazil                                                 11.000%       08/17/2040            750,000           825,000
Republic of Brazil, DCB L (FRN)                                     2.063%       04/15/2012            500,000           452,500
                                                                                                                 ---------------
                                                                                                                       2,429,375
                                                                                                                 ---------------

BULGARIA -- 1.8%
Republic of Bulgaria, Ser. IAB (FRN)                                1.938%       07/28/2011            237,500           233,344
                                                                                                                 ---------------

COLOMBIA -- 2.3%
Republic of Colombia                                               11.750%       02/25/2020            250,000           301,250
                                                                                                                 ---------------

ECUADOR -- 4.9%
Republic of Ecuador                                                12.000%       11/15/2012            250,000           244,375
Republic of Ecuador, Ser. REGS                                      7.000%       08/15/2030            500,000           387,500
                                                                                                                 ---------------
                                                                                                                         631,875
                                                                                                                 ---------------

EGYPT -- 2.3%
Arab Republic of Egypt, Ser. REGS                                   8.750%       07/11/2011            250,000           300,000
                                                                                                                 ---------------

EL SALVADOR -- 1.9%
Republic of El Salvador                                             8.250%       04/10/2032            250,000           246,250
                                                                                                                 ---------------

IVORY COAST -- 0.2%
Ivory Coast - PDI (FRN)*                                            2.000%       03/29/2018            142,500            23,513
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
MALAYSIA -- 4.6%
Malaysia Global Government Bond                                     7.500%       07/15/2011            500,000   $       591,484
                                                                                                                 ---------------

MEXICO -- 4.8%
United Mexican States                                              11.500%       05/15/2026            250,000           361,875
United Mexican States                                               7.500%       04/08/2033            250,000           258,125
                                                                                                                 ---------------
                                                                                                                         620,000
                                                                                                                 ---------------

NIGERIA -- 1.7%
Central Bank of Nigeria Par Bond, Ser. WW#                          6.250%       11/15/2020            250,000           220,000
Central Bank of Nigeria Warrants                                                 11/15/2020              6,500                 0
                                                                                                                 ---------------
                                                                                                                         220,000
                                                                                                                 ---------------

PANAMA -- 2.2%
Republic of Panama                                                  9.375%       07/23/2012            250,000           285,000
                                                                                                                 ---------------

RUSSIA -- 10.8%
Russian Federation Bond                                             8.750%       07/24/2005            250,000           269,375
Russian Federation Bond                                            11.000%       07/24/2018            250,000           336,875
Russian Federation Bond                                             5.000%       03/31/2030            250,000           240,625
Russian Federation Bond, Ser. REGS                                  8.250%       03/31/2010            500,000           558,750
                                                                                                                 ---------------
                                                                                                                       1,405,625
                                                                                                                 ---------------

SOUTH AFRICA -- 2.1%
Republic of South Africa                                            7.375%       04/25/2012            250,000           279,375
                                                                                                                 ---------------

SOUTH KOREA -- 1.9%
Republic of Korea                                                   4.250%       06/01/2013            250,000           241,408
                                                                                                                 ---------------

TURKEY -- 2.6%
Republic of Turkey                                                 11.875%       01/15/2030            250,000           338,750
                                                                                                                 ---------------

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
URUGUAY -- 6.3%
Republic of Uruguay                                                 7.250%       02/15/2011            250,000   $       215,625
Republic of Uruguay                                                 7.500%       03/15/2015            750,000           600,000
                                                                                                                 ---------------
                                                                                                                         815,625
                                                                                                                 ---------------

VENEZUELA -- 8.4%
Republic of Venezuela                                               5.375%       08/07/2010            500,000           410,000
Republic of Venezuela                                               9.250%       09/15/2027            750,000           682,500
                                                                                                                 ---------------
                                                                                                                       1,092,500
                                                                                                                 ---------------
   Total (Cost - $10,249,028)                                                                                         10,594,124
                                                                                                                 ---------------
TOTAL INVESTMENTS - 83.8% (COST - $10,523,528)                                                                        10,869,124
OTHER ASSETS, NET OF LIABILITIES - 16.2%                                                                               2,095,785
                                                                                                                 ---------------
NET ASSETS - 100.0%                                                                                              $    12,964,909
                                                                                                                 ===============

SUMMARY OF ABBREVIATIONS

FRN  Floating Rate Note
PDI  Past Due Interest

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
*    Security is currently in default.
# Security is issued with detachable warrants. The current value of each warrant is zero.

See Notes to Financial Statements.

FFTW FUNDS, INC.

U.S. INFLATION-INDEXED PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION-INDEXED NOTES -- 70.2%
U.S. Treasury Inflation-Indexed Note                                3.375%       01/15/2007          8,028,006   $     8,695,334
U.S. Treasury Inflation-Indexed Note                                3.625%       01/15/2008          5,775,042         6,385,933
U.S. Treasury Inflation-Indexed Note                                3.875%       01/15/2009          7,658,603         8,648,238
U.S. Treasury Inflation-Indexed Note                                4.250%       01/15/2010          5,269,379         6,125,653
U.S. Treasury Inflation-Indexed Note                                3.500%       01/15/2011          5,134,193         5,771,957
U.S. Treasury Inflation-Indexed Note                                3.375%       01/15/2012          2,937,144         3,286,389
U.S. Treasury Inflation-Indexed Note                                3.000%       07/15/2012          9,740,135        10,619,791
U.S. Treasury Inflation-Indexed Note                                1.875%       07/15/2013         10,973,635        10,896,477
                                                                                                                 ---------------
   Total (Cost - $59,348,082)                                                                                         60,429,772
                                                                                                                 ---------------

U.S. TREASURY INFLATION-INDEXED BONDS -- 27.9%
U.S. Treasury Inflation-Indexed Bond                                3.625%       04/15/2028          7,414,436         9,192,325
U.S. Treasury Inflation-Indexed Bond                                3.875%       04/15/2029         11,473,351        14,875,917
                                                                                                                 ---------------
   Total (Cost - $22,394,694)                                                                                         24,068,242
                                                                                                                 ---------------
TOTAL INVESTMENTS - 98.1% (COST - $81,742,776)                                                                        84,498,014
OTHER ASSETS, NET OF LIABILITIES - 1.9%                                                                                1,664,142
                                                                                                                 ---------------
NET ASSETS - 100.0%                                                                                              $    86,162,156
                                                                                                                 ===============

(a)  Face amount shown has been adjusted for inflation.

See Notes to Financial Statements.

FFTW FUNDS, INC.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO - SCHEDULE OF INVESTMENTS DECEMBER 31, 2003

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN OBLIGATIONS -- 99.6%

CANADA -- 2.6%
Canada Government Index-Linked Bond                                 4.250%       12/01/2021   CAD      569,567   $       535,087
                                                                                                                 ---------------

FRANCE -- 12.8%
France O.A.T. Index-Linked Bond                                     4.000%       04/25/2009   EUR      450,000           577,943
France O.A.T. Index-Linked Bond                                     2.500%       07/25/2013   EUR      716,856           932,544
France O.A.T. Index-Linked Bond                                     3.150%       07/25/2032   EUR      835,063         1,181,916
                                                                                                                 ---------------
                                                                                                                       2,692,403
                                                                                                                 ---------------

ICELAND -- 2.6%
Spariskirteini++*                                                   1.815%       10/01/2015   ISK   48,000,000           545,979
                                                                                                                 ---------------

NEW ZEALAND -- 3.5%
New Zealand Index-Linked Bond                                       4.500%       02/15/2016   NZD      900,000           739,499
                                                                                                                 ---------------

SWEDEN -- 5.3%
Swedish Government Index-Linked Bond                                4.000%       12/01/2008   SEK    1,388,209           207,247
Swedish Government Index-Linked Bond                                4.000%       12/01/2020   SEK    5,643,865           906,756
                                                                                                                 ---------------
                                                                                                                       1,114,003
                                                                                                                 ---------------

UNITED KINGDOM -- 31.4%
U.K. Index-Linked Treasury Stock (FRN)                              2.500%       08/23/2011   GBP      740,000         3,350,433
U.K. Index-Linked Treasury Stock (FRN)                              2.500%       04/16/2020   GBP      500,000         2,084,612
U.K. Index-Linked Treasury Stock (FRN)                              4.125%       07/22/2030   GBP      330,000         1,142,055
                                                                                                                 ---------------
                                                                                                                       6,577,100
                                                                                                                 ---------------

UNITED STATES -- 41.4%
U.S. Treasury Inflation-Indexed Note                                3.375%       01/15/2007            945,845         1,024,469
U.S. Treasury Inflation-Indexed Note                                3.625%       01/15/2008            340,113           376,090
U.S. Treasury Inflation-Indexed Note                                3.875%       01/15/2009            832,530           940,109
U.S. Treasury Inflation-Indexed Note                                4.250%       01/15/2010            568,504           660,885
U.S. Treasury Inflation-Indexed Note                                3.500%       01/15/2011            437,948           492,349
U.S. Treasury Inflation-Indexed Note                                3.000%       07/15/2012          1,179,188         1,285,684

                                                                   COUPON                          FACE
                                                                    RATE          MATURITY       AMOUNT (a)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
U.S. Treasury Inflation-Indexed Note                                1.875%       07/15/2013          1,367,927   $     1,358,309
U.S. Treasury Inflation-Indexed Bond                                3.625%       04/15/2028            947,108         1,174,212
U.S. Treasury Inflation-Indexed Bond                                3.875%       04/15/2029          1,063,494         1,378,886
                                                                                                                 ---------------
                                                                                                                       8,690,993
                                                                                                                 ---------------
   Total (Cost - $19,452,582)                                                                                         20,895,064
                                                                                                                 ---------------
TOTAL INVESTMENTS - 99.6% (COST - $19,452,582)                                                                        20,895,064
OTHER ASSETS, NET OF LIABILITIES - 0.4%                                                                                   92,089
                                                                                                                 ---------------
NET ASSETS - 100.0%                                                                                              $    20,987,153
                                                                                                                 ===============

SUMMARY OF ABBREVIATIONS

CAD      Canadian Dollar
EUR      European Monetary Unit (Euro)
FRN      Floating Rate Note
GBP      Great British Pound
ISK      Icelandic Krona
NZD      New Zealand Dollar
O.A.T. Obligations Assimilables du Tresor are French government long-term debt instruments.
SEK      Swedish Krona

(a) Face amount shown has been adjusted for inflation and is in U.S. dollars unless otherwise indicated.
++   Interest rate shown represents yield to maturity at date of purchase.
*    Zero coupon security.

   COUNTRY COMPOSITION OF THE PORTFOLIO (AS A PERCENTAGE OF TOTAL INVESTMENTS)
         VERSUS THE BARCLAY'S GLOBAL INFLATION-LINKED BOND INDEX HEDGED

                                       (UNAUDITED)
          COUNTRY          PORTFOLIO    BENCHMARK
          --------------   ---------   -----------
          United States        41.59%        42.35%
          United Kingdom       31.48%        31.01%
          France               12.89%        13.35%
          Sweden                5.33%         5.16%
          New Zealand           3.54%         0.00%
          Iceland               2.61%         0.00%
          Canada                2.56%         3.99%
          Italy                 0.00%         2.70%
          Australia             0.00%         1.44%
                           ---------   -----------
                              100.00%       100.00%

See Notes to Financial Statements.

FFTW FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                U.S. SHORT-TERM   LIMITED DURATION   MORTGAGE-BACKED
                                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (a)                         $   103,811,152   $    120,332,864   $   217,103,469
Cash                                                                  4,215,624          3,253,077           655,304
Receivable for securities sold                                           18,234                  -            30,786
Interest receivable                                                     214,929            532,617           725,767
Variation margin receivable                                                   -              3,312                 -
Net receivable for open swap contracts                                        -                  -             2,783
Other receivables                                                             -                  -               280
                                                                ---------------   ----------------   ---------------
 Total assets                                                       108,259,939        124,121,870       218,518,389
                                                                ---------------   ----------------   ---------------

LIABILITIES
Payable for securities purchased                                      4,386,644                  -        88,919,458
Variation margin payable                                                      -                  -            24,396
Distribution payable                                                      1,327             12,698                 -
Accrued expenses and other liabilities                                   34,279             36,854            44,527
                                                                ---------------   ----------------   ---------------
 Total liabilities                                                    4,422,250             49,552        88,988,381
                                                                ---------------   ----------------   ---------------

NET ASSETS                                                      $   103,837,689   $    124,072,318   $   129,530,008
                                                                ===============   ================   ===============

SHARES OUTSTANDING (PAR VALUE $0.001)                                11,012,463         12,459,251        12,705,917
                                                                ===============   ================   ===============

NET ASSET VALUE PER SHARE                                       $          9.43   $           9.96   $         10.19
                                                                ===============   ================   ===============

COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 2003:
Paid-in capital                                                 $   120,374,070   $    124,373,969   $   138,200,714
Undistributed net investment income                                           -              7,282           136,994
Accumulated net realized loss on investments, short sales and
 financial futures and swap contracts                               (16,234,021)          (154,978)      (10,156,212)
Net unrealized appreciation (depreciation) on investments and
 financial futures, swap and options contracts                         (302,360)          (153,955)        1,348,512
                                                                ---------------   ----------------   ---------------
                                                                $   103,837,689   $    124,072,318   $   129,530,008
                                                                ===============   ================   ===============

(a) Cost of investments                                         $   104,113,512   $    120,610,664   $   215,620,672
                                                                ---------------   ----------------   ---------------

See Notes to Financial Statements.

                                                              WORLDWIDE      WORLDWIDE CORE   INTERNATIONAL    EMERGING MARKETS
                                                              PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (a)                     $  174,878,406   $   73,991,210   $   73,545,012   $     10,869,124
Cash                                                             7,058,564        2,709,786        2,583,679            563,329
Cash on deposit at broker                                        2,102,973        1,866,250          605,157                  -
Foreign cash (b)                                                   871,920        1,217,304        1,468,864                  -
Receivable for securities sold                                   1,237,099        2,945,354        1,084,152          1,932,620
Receivable for fund shares sold                                          -            4,600           66,091                  -
Receivable from Investment Adviser (Note 3)                         41,368                -                -                  -
Interest receivable                                              1,951,983          848,384        1,077,203            266,824
Unrealized appreciation of forward foreign
 exchange contracts (Note 5)                                     7,395,577        1,965,293        4,793,422                  -
Other receivables                                                        -            1,762                -                  -
                                                            --------------   --------------   --------------   ----------------
 Total assets                                                  195,537,890       85,549,943   $   85,223,580         13,631,897
                                                            --------------   --------------   --------------   ----------------

LIABILITIES
Payable for securities purchased                                17,589,699        6,168,665                -            630,149
Payable for fund shares redeemed                                 1,010,000        7,419,808           28,679                  -
Variation margin payable                                           738,951        1,192,471        1,455,866                  -
Unrealized depreciation of forward foreign
 exchange contracts (Note 5)                                     6,004,407        3,949,944        3,968,718                  -
Distribution payable                                               477,669           18,606          183,324                  -
Accrued expenses and other liabilities                              52,287           46,089           44,653             36,839
                                                            --------------   --------------   --------------   ----------------
 Total liabilities                                              25,873,013       18,795,583        5,681,240            666,988
                                                            --------------   --------------   --------------   ----------------

NET ASSETS                                                  $  169,664,877   $   66,754,360   $   79,542,340   $     12,964,909
                                                            ==============   ==============   ==============   ================

SHARES OUTSTANDING (PAR VALUE $0.001)                           17,011,614        5,971,706        9,027,827          1,471,304
                                                            ==============   ==============   ==============   ================

NET ASSET VALUE PER SHARE                                   $         9.97   $        11.18   $         8.81   $           8.81
                                                            ==============   ==============   ==============   ================

COMPONENTS OF NET ASSETS
AS OF DECEMBER 31, 2003:
Paid-in capital                                             $  153,681,265   $   65,401,490   $   70,384,600   $     43,818,489
Undistributed (distributions in excess of) net investment
 income                                                          2,508,739       (1,423,332)       2,208,354             69,784
Accumulated net realized gain (loss) on investments,
 financial futures, swap and options contracts
 and foreign currency-related transactions                         163,828         (670,243)         277,287        (31,268,960)
Net unrealized appreciation on investments, financial
 futures, swap and options contracts and translation
 of other assets and liabilities denominated in
 foreign currency                                               13,311,045        3,446,445        6,672,099            345,596
                                                            --------------   --------------   --------------   ----------------
                                                            $  169,664,877   $   66,754,360   $   79,542,340   $     12,964,909
                                                            ==============   ==============   ==============   ================

(a) Cost of investments                                     $  163,574,840   $   68,911,683   $   68,046,658   $     10,523,528
                                                            --------------   --------------   --------------   ----------------
(b) Cost of foreign cash                                    $      743,438   $    1,029,739   $    1,267,822   $              -
                                                            --------------   --------------   --------------   ----------------

See Notes to Financial Statements.

                                                                         U.S. INFLATION-INDEXED   GLOBAL INFLATION-INDEXED
                                                                                PORTFOLIO             HEDGED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (a)                                      $    84,498,014           $     20,895,064
Cash                                                                                 706,475                    499,069
Foreign cash (b)                                                                           -                     94,531
Receivable from Investment Adviser (Note 3)                                           16,997                      6,069
Interest receivable                                                                  975,154                    202,940
Unrealized appreciation of forward foreign exchange contracts (Note 5)                     -                    250,887
                                                                             ---------------           ----------------
 Total assets                                                                     86,196,640                 21,948,560
                                                                             ---------------           ----------------

LIABILITIES
Unrealized depreciation of forward foreign exchange contracts (Note 5)                     -                    924,727
Accrued expenses and other liabilities                                                34,484                     36,680
                                                                             ---------------           ----------------
 Total liabilities                                                                    34,484                    961,407
                                                                             ---------------           ----------------

NET ASSETS                                                                   $    86,162,156           $     20,987,153
                                                                             ===============           ================

SHARES OUTSTANDING (PAR VALUE $0.001)                                              8,043,331                  2,041,537
                                                                             ===============           ================

NET ASSET VALUE PER SHARE                                                    $         10.71           $          10.28
                                                                             ===============           ================

COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 2003:
Paid-in capital                                                              $    83,175,518           $     20,503,318
Distributions in excess of net investment income                                           -                   (229,835)
Accumulated net realized gain (loss) on investments and foreign
 currency-related transactions                                                       231,400                    (68,715)
Net unrealized appreciation on investments and translation
 of other assets and liabilities denominated in foreign currency                   2,755,238                    782,385
                                                                             ---------------           ----------------
                                                                             $    86,162,156           $     20,987,153
                                                                             ===============           ================

(a) Cost of investments                                                      $    81,742,776           $     19,452,582
                                                                             ---------------           ----------------
(b) Cost of foreign cash                                                     $             -           $         90,250
                                                                             ---------------           ----------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                              U.S. SHORT-TERM   LIMITED DURATION   MORTGAGE-BACKED
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ---------------   ----------------   ---------------
INVESTMENT INCOME
Interest                                                      $     2,366,173   $      5,903,023   $     6,129,349
                                                              ---------------   ----------------   ---------------

EXPENSES
Investment advisory fees (Note 3)                                     304,860            558,867           432,084
Administration fees                                                    50,977             81,393            73,665
Custodian fees                                                         50,587             74,793           102,326
Directors' fees and expenses                                           22,306             33,484            30,787
Audit fees                                                             32,388             33,387            42,819
Legal fees                                                             28,295             40,031            40,430
Transfer agent fees                                                     8,893              4,573               724
Operations monitoring agent fees (Note 3)                               7,911             11,338            10,039
Registration fees                                                       4,913             17,040             2,590
Other fees and expenses                                                 7,639             29,626            16,069
                                                              ---------------   ----------------   ---------------
 Total operating expenses                                             518,769            884,532           751,533
Waiver of investment advisory fees (Note 3)                          (163,949)          (324,989)         (301,268)
                                                              ---------------   ----------------   ---------------
 Net operating expenses                                               354,820            559,543           450,265
Interest                                                                4,713                  -            10,797
                                                              ---------------   ----------------   ---------------
 Total expenses                                                       359,533            559,543           461,062
                                                              ---------------   ----------------   ---------------
Net investment income                                               2,006,640          5,343,480         5,668,287
                                                              ---------------   ----------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND FINANCIAL FUTURES AND SWAP CONTRACTS
Net realized gain (loss) on investments                              (244,957)         2,155,392         1,984,101
Net realized loss on short sales                                            -                  -           (37,500)
Net realized loss on financial futures and swap contracts                   -           (507,720)       (1,430,951)
Net change in unrealized depreciation on investments                 (223,734)        (3,261,664)       (1,381,914)
Net change in unrealized appreciation on financial futures,
 swap and options contracts                                                 -            123,845           508,207
                                                              ---------------   ----------------   ---------------
Net realized and unrealized loss on investments, short
 sales and financial futures and swap contracts                      (468,691)        (1,490,147)         (358,057)
                                                              ---------------   ----------------   ---------------
Net Increase in Net Assets Resulting from Operations          $     1,537,949   $      3,853,333   $     5,310,230
                                                              ===============   ================   ===============

See Notes to Financial Statements.

                                                         WORLDWIDE     WORLDWIDE CORE   INTERNATIONAL   EMERGING MARKETS
                                                         PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                               $   5,636,788   $    3,216,207   $   2,352,611   $      1,425,884
                                                       -------------   --------------   -------------   ----------------

EXPENSES
Investment advisory fees (Note 3)                            681,059          391,648         321,196            144,179
Administration fees                                           85,421           50,562          40,933             10,150
Custodian fees                                               166,481          114,409          92,551             38,308
Directors' fees and expenses                                  35,659           21,090          17,322              3,710
Audit fees                                                    43,928           44,853          39,982             38,002
Legal fees                                                    43,606           27,671          21,475              4,506
Transfer agent fees                                            5,334            5,055           6,261              1,214
Operations monitoring agent fees (Note 3)                     13,468            6,340           5,717                980
Registration fees                                              8,291           18,724          18,994              1,766
Other fees and expenses                                       10,413           10,196          17,157              5,822
                                                       -------------   --------------   -------------   ----------------
 Total operating expenses                                  1,093,660          690,548         581,588            248,637
Waiver of investment advisory fees (Note 3)                  (72,012)        (155,328)        (12,044)            (1,108)
                                                       -------------   --------------   -------------   ----------------
 Net operating expenses                                    1,021,648          535,220         569,544            247,529
Interest                                                       1,448              105           2,945                  -
                                                       -------------   --------------   -------------   ----------------
 Total expenses                                            1,023,096          535,325         572,489            247,529
                                                       -------------   --------------   -------------   ----------------
Net investment income                                      4,613,692        2,680,882       1,780,122          1,178,355
                                                       -------------   --------------   -------------   ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FINANCIAL FUTURES, SWAP AND OPTIONS
CONTRACTS AND FOREIGN CURRENCY-RELATED TRANSACTIONS
Net realized gain on investments                          10,174,699        6,162,710       8,569,310          2,889,482
Net realized gain (loss) on financial futures,
 swap and options contracts                               (1,212,936)          67,385        (138,838)                 -
Net realized gain (loss) on
 foreign currency-related transactions                     2,711,112       (4,974,379)      3,219,142                  -
Net change in unrealized appreciation (depreciation)
 on investments                                            1,909,278          147,585       1,229,325           (385,938)
Net change in unrealized appreciation (depreciation)
 on financial futures, swap and options contracts            403,851          144,039         (98,642)                 -
Net change in unrealized appreciation (depreciation)
 on translation of other assets and liabilities
 denominated in foreign currency                           1,094,056         (445,543)         56,112                  -
                                                       -------------   --------------   -------------   ----------------
Net realized and unrealized gain on investments,
 financial futures, swap and options contracts and
 foreign currency-related transactions                    15,080,060        1,101,797      12,836,409          2,503,544
                                                       -------------   --------------   -------------   ----------------
Net Increase in Net Assets Resulting from Operations   $  19,693,752   $    3,782,679   $  14,616,531   $      3,681,899
                                                       =============   ==============   =============   ================

See Notes to Financial Statements.

                                                                       U.S. INFLATION-INDEXED   GLOBAL INFLATION-INDEXED
                                                                             PORTFOLIO              HEDGED PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                               $            3,439,163   $                854,350
                                                                       ----------------------   ------------------------

EXPENSES
Investment advisory fees (Note 3)                                                     344,028                     79,870
Administration fees                                                                    43,439                      9,622
Custodian fees                                                                         38,270                     20,992
Directors' fees and expenses                                                           18,803                      4,484
Audit fees                                                                             31,227                     34,371
Legal fees                                                                             23,603                      4,420
Transfer agent fees                                                                       551                        263
Operations monitoring agent fees (Note 3)                                               6,467                      1,578
Registration fees                                                                       2,678                      1,374
Other fees and expenses                                                                 5,675                      1,633
                                                                       ----------------------   ------------------------
 Total operating expenses                                                             514,741                    158,607
Waiver of investment advisory fees (Note 3)                                          (213,723)                   (60,540)
                                                                       ----------------------   ------------------------
 Net operating expenses                                                               301,018                     98,067
                                                                       ----------------------   ------------------------
Net investment income                                                               3,138,145                    756,283
                                                                       ----------------------   ------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY-RELATED TRANSACTIONS
Net realized gain on investments                                                    4,217,193                    599,217
Net realized loss on foreign currency-related transactions                                  -                   (950,705)
Net change in unrealized appreciation (depreciation) on investments                (1,139,011)                 1,442,482
Net change in unrealized depreciation on translation of other assets
 and liabilities denominated in foreign currency                                            -                   (660,097)
                                                                       ----------------------   ------------------------
Net realized and unrealized gain on investments
 and foreign currency-related transactions                                          3,078,182                    430,897
                                                                       ----------------------   ------------------------
Net Increase in Net Assets Resulting from Operations                   $            6,216,327   $              1,187,180
                                                                       ======================   ========================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          U.S. SHORT-TERM PORTFOLIO        LIMITED DURATION PORTFOLIO
                                                       -------------------------------   -------------------------------
                                                         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                       DEC. 31, 2003    DEC. 31, 2002    DEC. 31, 2003    DEC. 31, 2002
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                  $    2,006,640   $    5,133,275   $    5,343,480   $    5,723,240
Net realized gain (loss) on investments and
 financial futures contracts                                 (244,957)      (1,713,608)       1,647,672          520,452
Net change in unrealized appreciation (depreciation)
 on investments and financial futures contracts              (223,734)        (538,224)      (3,137,819)       1,423,731
                                                       --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations        1,537,949        2,881,443        3,853,333        7,667,423
                                                       --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                  2,541,448        5,459,618        5,934,835        5,752,752
From net realized gain on investments
 and financial futures contracts                                    -                -          776,627          834,978
                                                       --------------   --------------   --------------   --------------
Total Distributions                                         2,541,448        5,459,618        6,711,462        6,587,730
                                                       --------------   --------------   --------------   --------------
CAPITAL SHARE TRANSACTIONS, NET                            10,389,003     (192,048,007)     (38,939,433)      47,433,682
                                                       --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                     9,385,504     (194,626,182)     (41,797,562)      48,513,375
                                                       --------------   --------------   --------------   --------------

NET ASSETS
Beginning of Year                                          94,452,185      289,078,367      165,869,880      117,356,505
                                                       --------------   --------------   --------------   --------------
End of Year                                            $  103,837,689   $   94,452,185   $  124,072,318   $  165,869,880
                                                       ==============   ==============   ==============   ==============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME                                  $            -   $      255,853   $        7,282   $            -
                                                       --------------   --------------   --------------   --------------

See Notes to Financial Statements.

                                                                             MORTGAGE-BACKED PORTFOLIO
                                                                          -------------------------------
                                                                            YEAR ENDED       YEAR ENDED
                                                                          DEC. 31, 2003    DEC. 31, 2002
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                                     $    5,668,287   $   12,673,083
Net realized gain on investments, short sales and financial futures and
 swap contracts                                                                  515,650        7,741,160
Net change in unrealized appreciation (depreciation) on investments
 and financial futures, swap and options contracts                              (873,707)       4,161,341
                                                                          --------------   --------------
Net increase in net assets resulting from operations                           5,310,230       24,575,584
                                                                          --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                     6,892,975       16,117,728
                                                                          --------------   --------------
Total Distributions                                                            6,892,975       16,117,728
                                                                          --------------   --------------
CAPITAL SHARE TRANSACTIONS, NET                                              (24,700,780)    (209,932,280)
                                                                          --------------   --------------
Total decrease in net assets                                                 (26,283,525)    (201,474,424)
                                                                          --------------   --------------

NET ASSETS
Beginning of Year                                                            155,813,533      357,287,957
                                                                          --------------   --------------
End of Year                                                               $  129,530,008   $  155,813,533
                                                                          ==============   ==============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME          $      136,994   $      677,756
                                                                          --------------   --------------

See Notes to Financial Statements.

                                                             WORLDWIDE PORTFOLIO            WORLDWIDE CORE PORTFOLIO
                                                       -------------------------------   -------------------------------
                                                         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                       DEC. 31, 2003    DEC. 31, 2002    DEC. 31, 2003    DEC. 31, 2002
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                  $    4,613,692   $    5,671,498   $    2,680,882   $    6,197,854
Net realized gain on investments, financial futures,
 swap and options contracts and foreign
 currency-related transactions                             11,672,875        5,614,626        1,255,716        2,037,006
Net change in unrealized appreciation (depreciation)
 on investments, financial futures contracts and
 on translation of assets and liabilities
 denominated in foreign currency                            3,407,185       11,938,346         (153,919)       2,865,339
                                                       --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations       19,693,752       23,224,470        3,782,679       11,100,199
                                                       --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                 13,641,807        5,485,837        3,214,211        8,171,422
Return of capital                                                   -                -                -          629,743
                                                       --------------   --------------   --------------   --------------
Total Distributions                                        13,641,807        5,485,837        3,214,211        8,801,165
                                                       --------------   --------------   --------------   --------------
CAPITAL SHARE TRANSACTIONS, NET                            (8,426,472)      (4,538,095)     (50,673,226)    (105,426,681)
                                                       --------------   --------------   --------------   --------------
Total increase (decrease) in net assets                    (2,374,527)      13,200,538      (50,104,758)    (103,127,647)
                                                       --------------   --------------   --------------   --------------

NET ASSETS
Beginning of Year                                         172,039,404      158,838,866      116,859,118      219,986,765
                                                       --------------   --------------   --------------   --------------
End of Year                                            $  169,664,877   $  172,039,404   $   66,754,360   $  116,859,118
                                                       ==============   ==============   ==============   ==============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME                                  $    2,508,739   $    2,822,046   $   (1,423,332)  $      (69,014)
                                                       --------------   --------------   --------------   --------------

See Notes to Financial Statements.

                                                                INTERNATIONAL PORTFOLIO       EMERGING MARKETS PORTFOLIO
                                                             -----------------------------   -----------------------------
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                             DEC. 31, 2003   DEC. 31, 2002   DEC. 31, 2003   DEC. 31, 2002
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                        $   1,780,122   $   2,628,695   $   1,178,355   $   1,881,568
Net realized gain (loss) on investments, financial futures
 contracts and foreign currency-related transactions            11,649,614       7,676,949       2,889,482        (141,677)
Net change in unrealized appreciation (depreciation)
 on investments, financial futures contracts and
 on translation of assets and liabilities denominated
 in foreign currency                                             1,186,795      10,761,002        (385,938)       (925,753)
                                                             -------------   -------------   -------------   -------------
Net increase in net assets resulting from operations            14,616,531      21,066,646       3,681,899         814,138
                                                             -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                      11,555,869       4,842,399       1,112,029       1,974,088
From net realized gain on investments, financial futures
 contracts and foreign currency-related transactions             1,706,106         507,317               -               -
Return of capital                                                        -               -               -         142,588
                                                             -------------   -------------   -------------   -------------
Total Distributions                                             13,261,975       5,349,716       1,112,029       2,116,676
                                                             -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS, NET                                 (9,932,196)    (35,444,960)       (316,434)    (21,025,975)
                                                             -------------   -------------   -------------   -------------
Total increase (decrease) in net assets                         (8,577,640)    (19,728,030)      2,253,436     (22,328,513)
                                                             -------------   -------------   -------------   -------------

NET ASSETS
Beginning of Year                                               88,119,980     107,848,010      10,711,473      33,039,986
                                                             -------------   -------------   -------------   -------------
End of Year                                                  $  79,542,340   $  88,119,980   $  12,964,909   $  10,711,473
                                                             =============   =============   =============   =============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME                                        $   2,208,354   $   2,036,084   $      69,784   $           -
                                                             -------------   -------------   -------------   -------------

See Notes to Financial Statements.

                                                                                          GLOBAL INFLATION-INDEXED
                                                                                              HEDGED PORTFOLIO
                                                       U.S. INFLATION-INDEXED PORTFOLIO   ------------------------
                                                       --------------------------------         PERIOD FROM
                                                        YEAR ENDED         YEAR ENDED       JANUARY 14, 2003* TO
                                                       DEC. 31, 2003      DEC. 31, 2002      DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                  $   3,138,145      $   3,066,913   $                756,283
Net realized gain (loss) on investments and
 foreign currency-related transactions                     4,217,193          2,522,140                   (351,488)
Net change in unrealized appreciation (depreciation)
 on investments and on translation of assets and
 liabilities denominated in foreign currency              (1,139,011)         4,112,113                    782,385
                                                       -------------      -------------   ------------------------
Net increase in net assets resulting from operations       6,216,327          9,701,166                  1,187,180
                                                       -------------      -------------   ------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                 3,148,853          3,059,621                    498,055
From net realized gain on investments and
 foreign currency-related transactions                     3,977,682          2,531,529                    205,290
Return of Capital                                                  -                  -                     43,576
                                                       -------------      -------------   ------------------------
Total Distributions                                        7,126,535          5,591,150                    746,921
                                                       -------------      -------------   ------------------------
CAPITAL SHARE TRANSACTIONS, NET                           (2,282,466)        45,635,151                 20,546,894
                                                       -------------      -------------   ------------------------
Total increase (decrease) in net assets                   (3,192,674)        49,745,167                 20,987,153
                                                       -------------      -------------   ------------------------

NET ASSETS
Beginning of Year                                         89,354,830         39,609,663                          -
                                                       -------------      -------------   ------------------------
End of Year                                            $  86,162,156      $  89,354,830   $             20,987,153
                                                       =============      =============   ========================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME                                  $           -      $       7,231   $               (229,835)
                                                       -------------      -------------   ------------------------

*  Commencement of operations.

See Notes to Financial Statements.

FFTW FUNDS, INC.

FINANCIAL HIGHLIGHTS
U.S. SHORT-TERM PORTFOLIO

                                                                                      FOR THE YEAR ENDED,
                                                                 --------------------------------------------------------------
FOR A SHARE OUTSTANDING                                           DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                              2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $     9.53   $     9.68   $     9.71   $     9.65   $     9.76

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                  0.19*        0.24*        0.48         0.59         0.51*
Net realized and unrealized gain (loss) on investments
 and financial futures contracts                                      (0.05)       (0.14)       (0.03)        0.06        (0.11)
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                       0.14         0.10         0.45         0.65         0.40
                                                                 ----------   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS
From net investment income                                             0.24         0.25         0.48         0.59         0.51
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions                                                    0.24         0.25         0.48         0.59         0.51
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                                   $     9.43   $     9.53   $     9.68   $     9.71   $     9.65
                                                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN                                                           1.49%        1.19%        4.79%        6.99%        4.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $  103,838   $   94,452   $  289,078   $  370,867   $  650,447
Ratio of operating expenses to average net assets, exclusive of
  interest expense (a)                                                 0.35%        0.25%        0.25%        0.25%        0.25%
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                  0.35%        0.30%        0.32%        0.25%        0.25%
Ratio of net investment income to average net assets (a)               1.98%        2.46%        4.88%        6.13%        5.29%
Decrease in above expense ratios due to waiver of investment
 advisory and administration fees                                      0.16%        0.21%        0.22%        0.17%        0.18%
Portfolio Turnover (b)                                                  190%         282%         158%         214%         N/A

(a) Net of waivers and reimbursements.
(b) Portfolio turnover was not calculated prior to the year ended December 31, 2000 because the Portfolios invested primarily in short-term securities.
*   Calculation based on average shares outstanding.

See Notes to Financial Statements.

LIMITED DURATION PORTFOLIO

                                                                                      FOR THE YEAR ENDED,
                                                                 --------------------------------------------------------------
FOR A SHARE OUTSTANDING                                           DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                              2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $    10.15   $    10.05   $     9.85   $     9.66   $     9.93

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                  0.34*        0.42         0.53         0.61         0.55*
Net realized and unrealized gain (loss) on investments
 and financial futures contracts                                      (0.09)        0.15         0.19         0.19        (0.27)
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                       0.25         0.57         0.72         0.80         0.28
                                                                 ----------   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS
From net investment income (b)                                         0.38         0.42         0.52         0.61         0.55
From net realized gain on investments and financial
 futures contracts                                                     0.06         0.05            -            -            -
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions                                                    0.44         0.47         0.52         0.61         0.55
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                                   $     9.96   $    10.15   $    10.05   $     9.85   $     9.66
                                                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN                                                           2.49%        5.81%        7.46%        8.52%        2.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $  124,072   $  165,870   $  117,357   $   97,484   $  100,105
Ratio of operating expenses to average net assets, exclusive of
 interest expense (a)                                                  0.35%        0.30%        0.30%        0.30%        0.30%
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                  0.35%        0.30%        0.30%        0.30%        0.30%
Ratio of net investment income to average net assets (a)               3.35%        4.19%        5.32%        6.25%        5.60%
Decrease in above expense ratios due to waiver of investment
 advisory fees                                                         0.20%        0.24%        0.23%        0.24%        0.24%
Portfolio Turnover                                                      352%         110%         209%         327%         823%

(a) Net of waivers and reimbursements.
(b) Certain prior year amounts have been reclassified to conform to current year presentation.
*   Calculation based on average shares outstanding.

See Notes to Financial Statements.

MORTGAGE-BACKED PORTFOLIO

                                                                                      FOR THE YEAR ENDED,
                                                                 --------------------------------------------------------------
FOR A SHARE OUTSTANDING                                           DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                              2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $    10.29   $    10.00   $     9.96   $     9.64   $    10.18

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                  0.40*        0.44*        0.61         0.70         0.61*
Net realized and unrealized gain (loss) on investments,
 short sales, financial futures, swap, and options contracts          (0.02)        0.41         0.02         0.35        (0.49)
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                       0.38         0.85         0.63         1.05         0.12
                                                                 ----------   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS
From net investment income (b)                                         0.48         0.56         0.59         0.73         0.64
From net realized gain on investments, short sales, financial
 futures, swap, and options contracts                                     -            -            -            -         0.02
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions                                                    0.48         0.56         0.59         0.73         0.66
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                                   $    10.19   $    10.29   $    10.00   $     9.96   $     9.64
                                                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN                                                           3.84%        8.68%        6.43%       11.60%        1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $  129,530   $  155,814   $  357,288   $  336,141   $  298,265
Ratio of operating expenses to average net assets, exclusive of
 interest expense (a)                                                  0.31%        0.25%        0.25%        0.25%        0.24%
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                  0.32%        0.25%        0.25%        0.26%        0.24%
Ratio of net investment income to average net assets (a)               3.94%        4.38%        6.02%        7.20%        6.10%
Decrease in above expense ratios due to waiver of investment
 advisory fees                                                         0.21%        0.22%        0.21%        0.20%        0.20%
Portfolio Turnover                                                      582%         601%         523%         699%         745%

(a) Net of waivers and reimbursements.
(b) Certain prior year amounts have been reclassed to conform to current year presentations.
*   Calculation based on average shares outstanding.

See Notes to Financial Statements.

WORLDWIDE PORTFOLIO

                                                                                      FOR THE YEAR ENDED,
                                                                 --------------------------------------------------------------
FOR A SHARE OUTSTANDING                                           DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                              2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $     9.61   $     8.64   $     8.91   $     9.12   $    10.28

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                  0.26*        0.31         0.39*        0.48*        0.43*
Net realized and unrealized gain (loss) on investments,
 financial futures, swap, and options contracts and foreign
 currency related transactions                                         0.91         0.96        (0.27)       (0.21)       (0.98)
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                       1.17         1.27         0.12         0.27        (0.55)
                                                                 ----------   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS
From net investment income (b)                                         0.81         0.30         0.39         0.38         0.61
From capital stock in excess of par value                                 -            -            -         0.10            -
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions                                                    0.81         0.30         0.39         0.48         0.61
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                                   $     9.97   $     9.61   $     8.64   $     8.91   $     9.12
                                                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN                                                          12.68%       14.97%        1.40%        3.26%       (5.38%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $  169,665   $  172,039   $  158,839   $  158,474   $   68,581
Ratio of operating expenses to average net assets, exclusive of
 interest expense (a)                                                  0.60%        0.60%        0.60%        0.60%        0.60%
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                  0.60%        0.60%        0.60%        0.60%        0.60%
Ratio of net investment income to average net assets (a)               2.71%        3.42%        4.50%        5.53%        4.51%
Decrease in above expense ratios due to waiver of investment
 advisory fees                                                         0.04%        0.02%        0.01%        0.00%+       0.03%
Portfolio Turnover                                                      392%         585%         618%         493%         390%

(a) Net of waivers and reimbursements.
(b) Certain prior year amounts have been reclassified to conform to current year presentation.
*   Calculation based on average shares outstanding.
+   Rounds to less than 0.01%.

See Notes to Financial Statements.

WORLDWIDE CORE PORTFOLIO

                                                                                      FOR THE YEAR ENDED,
                                                                 --------------------------------------------------------------
FOR A SHARE OUTSTANDING                                           DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                              2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $    11.15   $    10.96   $    10.79   $    10.58   $    11.19

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                  0.31*        0.40*        0.48         0.60         0.51*
Net realized and unrealized gain (loss) on investments,
 financial futures, swap, and options contracts and foreign
 currency related transactions                                         0.11         0.36         0.27         0.50        (0.53)
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                       0.42         0.76         0.75         1.10        (0.02)
                                                                 ----------   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS
From net investment income                                             0.39         0.53         0.58         0.89         0.59
From net realized gain on investments, financial futures, swap,
 and options contracts and foreign currency related transactions          -            -            -            -         0.00+
From capital stock in excess of par value                                 -         0.04            -            -            -
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions                                                    0.39         0.57         0.58         0.89         0.59
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                                   $    11.18   $    11.15   $    10.96   $    10.79   $    10.58
                                                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN                                                           3.71%        7.36%        6.94%       10.79%       (0.19%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $   66,754   $  116,859   $  219,987   $  210,996   $  181,535
Ratio of operating expenses to average net assets, exclusive of
 interest expense (a)                                                  0.55%        0.45%        0.45%        0.45%        0.45%
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                  0.55%        0.45%        0.45%        0.45%        0.45%
Ratio of net investment income to average net assets (a)               2.74%        3.61%        4.38%        5.60%        4.70%
Decrease in above expense ratios due to waiver of investment
 advisory fees                                                         0.16%        0.17%        0.17%        0.14%        0.14%
Portfolio Turnover                                                      441%         565%         615%         549%         404%

(a) Net of waivers and reimbursements.
*   Calculation based on average shares outstanding.
+   Rounds to less than $0.01.

See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO

                                                                                      FOR THE YEAR ENDED,
                                                                 --------------------------------------------------------------
FOR A SHARE OUTSTANDING                                           DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                              2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $     8.67   $     7.53   $     8.18   $     8.70   $     9.68

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                  0.20*        0.16         0.29         0.44         0.37*
Net realized and unrealized gain (loss) on investments,
 financial futures contracts and foreign currency
  related transactions                                                 1.46         1.45        (0.63)       (0.54)       (0.98)
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                       1.66         1.61        (0.34)       (0.10)       (0.61)
                                                                 ----------   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS
From net investment income (c)                                         1.32         0.42         0.31         0.04         0.37
From net realized gain on investments, financial futures
 contracts and foreign currency related transactions                   0.20         0.05            -            -            -
From capital stock in excess of par value                                 -            -            -         0.38            -
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions                                                    1.52         0.47         0.31         0.42         0.37
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                                   $     8.81   $     8.67   $     7.53   $     8.18   $     8.70
                                                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN                                                          20.25%       21.81%       (4.22%)      (0.98%)      (6.34%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $   79,542   $   88,120   $  107,848   $  121,377   $  103,564
Ratio of operating expenses to average net assets, exclusive of
 interest expense (a)                                                  0.71%        0.60%        0.60%        0.60%        0.60%
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                  0.71%        0.61%        0.60%        0.60%        0.60%
Ratio of net investment income to average net assets (a)               2.22%        2.50%        3.70%        5.18%        4.13%
Decrease in above expense ratios due to waiver of investment
 advisory fees                                                         0.01%        0.07%        0.06%        0.04%        0.00%(b)
Portfolio Turnover                                                      223%         334%         659%         508%         569%

(a) Net of waivers and reimbursements.
(b) Rounds to less than 0.01%.
(c) Certain prior year amounts have been reclassed to conform to current year presentations.
*   Calculation based on average shares outstanding.

See Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

                                                                                      FOR THE YEAR ENDED,
                                                                 --------------------------------------------------------------
FOR A SHARE OUTSTANDING                                           DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                              2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $     7.81   $     7.73   $     7.76   $     7.68   $     7.72

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                  0.52*        0.60*        0.70*        0.77*        0.78*
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                             0.97         0.13        (0.06)        0.08         0.05
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                       1.49         0.73         0.64         0.85         0.83
                                                                 ----------   ----------   ----------   ----------   ----------

LESS DISTRIBUTIONS
From net investment income                                             0.49         0.61         0.67         0.14         0.87
From capital stock in excess of par value                                 -         0.04            -         0.63            -
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions                                                    0.49         0.65         0.67         0.77         0.87
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                                   $     8.81   $     7.81   $     7.73   $     7.76   $     7.68
                                                                 ==========   ==========   ==========   ==========   ==========
TOTAL RETURN                                                          19.65%        9.81%        8.85%       11.41%       11.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                $   12,965   $   10,711   $   33,040   $   49,807   $  128,419
Ratio of operating expenses to average net assets, exclusive of
 interest expense (a)                                                  1.29%        1.23%        1.07%        1.03%        1.01%
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                  1.29%        1.23%        1.07%        1.03%        1.07%
Ratio of net investment income to average net assets (a)               6.13%        7.59%        9.21%       10.05%       10.44%
Decrease in above expense ratios due to waiver of investment
 advisory fees                                                         0.01%         N/A          N/A          N/A          N/A
Portfolio Turnover                                                      303%         207%         421%         169%         137%

(a) Net of waivers and reimbursements.
*   Calculations based on average shares outstanding.

See Notes to Financial Statements.

U.S. INFLATION-INDEXED PORTFOLIO

                                                                         YEAR ENDED
                                                                   -----------------------        PERIOD FROM
FOR A SHARE OUTSTANDING                                            DEC. 31,      DEC. 31,     JANUARY 2, 2001* TO
THROUGHOUT THE PERIOD:                                               2003          2002        DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                               $   10.82     $   10.09    $             10.00

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                   0.40**        0.49                   0.46
Net realized and unrealized gain on investments                         0.42          1.11                   0.19
                                                                   ---------     ---------    -------------------
Total from investment operations                                        0.82          1.60                   0.65
                                                                   ---------     ---------    -------------------

LESS DISTRIBUTIONS
From net investment income                                              0.41          0.49                   0.46
From net realized gain on investments                                   0.52          0.38                   0.10
                                                                   ---------     ---------    -------------------
Total distributions                                                     0.93          0.87                   0.56
                                                                   ---------     ---------    -------------------
Net asset value, end of period                                     $   10.71     $   10.82    $             10.09
                                                                   =========     =========    ===================
TOTAL RETURN                                                            7.65%        16.17%                  6.54%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                  $  86,162     $  89,355    $            39,610
Ratio of operating expenses to average net assets, exclusive of
 interest expense (a)                                                   0.35%         0.35%                  0.35%(b)
Ratio of operating expenses to average net assets, inclusive of
 interest expense (a)                                                   0.35%         0.35%                  0.35%(b)
Ratio of net investment income to average net assets (a)                3.65%         4.98%                  4.74%(b)
Decrease in above expense ratios due to waiver of investment
 advisory fees                                                          0.25%         0.22%                  0.33%(b)
Portfolio Turnover                                                       154%          140%                    74%

(a) Net of waivers and reimbursements.
(b) Annualized.
(c) Not annualized.
*   Commencement of Operations.
**  Calculation based on average shares outstanding.

See Notes to Financial Statements.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

                                                                                                PERIOD FROM
FOR A SHARE OUTSTANDING                                                                     JANUARY 14, 2003* TO
THROUGHOUT THE PERIOD:                                                                       DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                                                        $              10.00

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                                                                       0.38**
Net realized and unrealized gain on investments and foreign currency related transactions                   0.27
                                                                                            --------------------
Total from investment operations                                                                            0.65
                                                                                            --------------------

LESS DISTRIBUTIONS
From net investment income                                                                                  0.25
From net realized gain on investments, and foreign currency related transactions                            0.10
Return of capital                                                                                           0.02
                                                                                            --------------------
Total distributions                                                                                         0.37
                                                                                            --------------------
Net asset value, end of period                                                              $              10.28
                                                                                            ====================
TOTAL RETURN                                                                                                6.59%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                           $             20,987
Ratio of operating expenses to average net assets, exclusive of interest expense (a)                        0.50%(b)
Ratio of operating expenses to average net assets, inclusive of interest expense (a)                        0.50%(b)
Ratio of net investment income to average net assets (a)                                                    3.87%(b)
Decrease in above expense ratios due to waiver of investment advisory fees                                  0.31%(b)
Portfolio Turnover                                                                                           137%

(a) Net of waivers and reimbursements.
(b) Annualized.
(c) Not annualized.
*   Commencement of Operations.
**  Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1.   ORGANIZATION

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has eighteen Portfolios, nine of which were active as of December 31, 2003. The nine active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); Mortgage-Backed Portfolio ("Mortgage"); Worldwide Portfolio ("Worldwide"); Worldwide Core Portfolio ("Worldwide Core"); International Portfolio ("International"); Emerging Markets Portfolio ("Emerging Markets"); U.S. Inflation-Indexed Portfolio ("U.S. Inflation-Indexed"); and Global Inflation-Indexed Hedged Portfolio ("Global Inflation-Indexed Hedged"). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NET ASSET VALUE

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio, other than Mortgage. The NAV of the Mortgage-Backed Portfolio is calculated by the Portfolio's Accounting Agent as of 4 p.m. ET on the last Business Day of each month, on any other Business Days in which the Fund accepts a purchase in good order, and on each Business Day for which a redemption has been placed.

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium on a daily basis to interest income using the interest method. The Fund uses the FIFO method for determining gain or loss on sales of securities.

VALUATION

Readily marketable fixed-income securities are valued on the basis of prices provided by independent pricing services when such prices are believed by the Investment Adviser to reflect the market value of such securities, subject to the oversight of the Board of Directors. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short positions). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued at their fair value, as determined in good faith by the Fund's Pricing Committee, acting under supervision of the Board of Directors. Securities with maturities of less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

EXPENSES

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated proportionately among them based on their net assets.

INCOME TAX

There is no provision for federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

At December 31, 2003, certain Portfolios had the following capital loss carryforwards to offset net capital gains, to the extent provided by federal income tax regulations. In addition, U.S. Short-Term and Mortgage generated post-October 31, 2003, net capital losses of $96,803 and $133,093, respectively, which, if unused, will expire on December 31, 2012. Worldwide Core and Global Inflation-Indexed Hedged generated post October 31, 2003 foreign currency losses of $4,839,328 and $55,739 respectively, which will be treated as arising on January 1, 2004.

                                                 CARRYFORWARD        EXPIRATION
        PORTFOLIO                                   AMOUNT              DATE
--------------------------------------------------------------------------------
U.S. Short-Term                                   (1,594,356)          12/31/04
                                                  (2,647,239)          12/31/05
                                                  (7,649,973)          12/31/07
                                                  (1,768,493)          12/31/08
                                                  (1,204,646)          12/31/10
                                                  (1,272,514)          12/31/11
Mortgage                                          (9,969,920)          12/31/07
                                                    (115,491)          12/31/08
Worldwide Core                                      (701,763)          12/31/07
Emerging Markets                                 (16,230,281)          12/31/06
                                                 (12,968,420)          12/31/07
                                                  (1,964,528)          12/31/09
                                                     (78,918)          12/31/10

DIVIDENDS TO SHAREHOLDERS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of each Portfolio, other than U.S. Short-Term, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of U.S. Short-Term will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                               ACCUMULATED           NET UNREALIZED
                                         UNDISTRIBUTED      NET REALIZED GAIN         APPRECIATION
                                        (DISTRIBUTIONS    (LOSS) ON INVESTMENTS,     (DEPRECIATION)
                                         IN EXCESS OF)         SHORT SALES,          ON INVESTMENTS
                                        NET INVESTMENT    OPTIONS AND FINANCIAL   AND FINANCIAL FUTURES
PORTFOLIO                                   INCOME          FUTURES CONTRACTS     AND OPTIONS CONTRACTS
-------------------------------------------------------------------------------------------------------
U.S. Short-Term                          $           -      $      (16,234,022)     $       (302,360)
Limited Duration                                 7,282                 114,252              (423,180)
Mortgage                                       136,994             (10,218,503)            1,410,803
Worldwide                                    8,932,770                  86,545             6,964,298
Worldwide Core                               3,523,094              (5,541,090)            3,370,867
International                                5,066,410                  87,946             4,003,384
Emerging Markets                                69,784             (31,242,147)              318,781
U.S. Inflation-Indexed                         245,232                 171,266             2,570,140
Global Inflation-Indexed Hedged                      -                 (55,739)              539,574

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to the federal income tax treatment of wash sales, post-October losses, straddles and forward and future contracts. Temporary differences do not require reclassification.

The character of distributions for each Portfolio's fiscal year ended December 31, 2003 and December 31, 2002 is as follows:

                                               ORDINARY INCOME (a)       LONG-TERM CAPITAL GAINS (b)        RETURN OF CAPITAL
                                           ---------------------------   ---------------------------   ---------------------------
                                               2003           2002           2003           2002           2003           2002
----------------------------------------------------------------------------------------------------------------------------------
U.S. Short-Term (c)                        $  2,541,448   $  5,459,618   $          -   $          -   $          -   $          -
Limited Duration                              5,934,835      5,796,093        776,627        791,637              -              -
Mortgage                                      6,892,975     16,117,728              -              -              -              -
Worldwide                                    13,641,807      5,485,837              -              -              -              -
Worldwide Core                                3,214,211      8,171,422              -              -              -        629,743
International                                12,846,574      5,318,550        415,401         31,166              -              -
Emerging Markets                              1,112,029      1,974,088              -              -              -        142,588
U.S. Inflation-Indexed                        5,993,798      5,317,201      1,132,737        273,949              -              -
Global Inflation-Indexed Hedged                 703,345              -              -              -         43,576              -

(a) Includes distributions from Portfolio net short-term capital gains.
(b) To the extent reported, each Portfolio designates these amounts as capital gain dividends subject to a tax rate of either 15 or 20% for federal income tax purposes.
(c) Capital loss carryover of $1,335,380 expired unused on December 31, 2003.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par (i.e., return of capital).

During the year ended December 31, 2003, the Portfolios reclassified the following book to tax differences [increases (decreases)]:

                                          UNDISTRIBUTED   ACCUMULATED    CAPITAL STOCK
                                          NET INVESTMENT  NET REALIZED    IN EXCESS OF
 PORTFOLIO                                    INCOME        GAIN/LOSS      PAR VALUE
--------------------------------------------------------------------------------------
U.S. Short-Term                           $     278,955   $  1,056,425   $  (1,335,380)
Limited Duration                                598,637       (598,637)              -
Mortgage                                        683,926       (683,926)              -
Worldwide                                     8,714,808     (8,714,808)              -
Worldwide Core                                 (820,989)       820,989               -
International                                 9,948,017     (9,948,017)              -
Emerging Markets                                  3,458         (3,458)              -
U.S. Inflation-Indexed                            3,477         (3,477)              -
Global Inflation-Indexed Hedged                (444,487)       488,063         (43,576)

These reclassifications were made as a result of the differences in the treatment of foreign currency transactions, paydowns on mortgage-backed securities, tax return of capital, net realized securities gains for federal income tax purposes and capital loss carryover expiring unused versus financial reporting purposes. Each Portfolio's net assets were not affected by these reclassifications.

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation and depreciation on assets and liabilities other than investments in securities denominated in foreign currencies arise from changes in the exchange rates.

ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The investment advisory fees to be paid to the Investment Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term and Worldwide, and monthly for Limited Duration, Mortgage, Worldwide Core, International, Emerging Markets, U.S. Inflation-Indexed, and Global Inlation-Indexed Hedged.

From time to time, the Investment Adviser has agreed to waive its investment advisory fees and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the year ended December 31, 2003 (reflecting certain waivers), the investment advisory fees per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice. The current expense caps and investment advisory fee waivers for U.S. Short-Term and Worldwide can only be changed by consent of the shareholders. All other expense caps and fee waivers can be terminated at any time by the Investment Adviser.

                                             INVESTMENT         CURRENT      CURRENT
                                              ADVISORY         INVESTMENT    EXPENSE
    PORTFOLIO                            FEE PER AGREEMENT    ADVISORY FEE     CAP
-------------------------------------------------------------------------------------
U.S. Short-Term                               0.30%             0.15%         0.40%(a)
Limited Duration                              0.35%             0.15%
Mortgage                                      0.30%             0.10%
Worldwide                                     0.40%             0.40%         0.60%(a)
Worldwide Core                                0.40%             0.25%
International                                 0.40%             0.40%
Emerging Markets                              0.75%             0.75%
U.S. Inflation-Indexed                        0.40%             0.20%         0.35%(b)
Global Inflation-Indexed Hedged               0.40%             0.20%         0.50%(b)

(a) Contractual expense cap per the Advisory Agreement.
(b) Voluntary expense cap which may be eliminated upon notice from the Investment Adviser.

Effective February 15, 2003, the Investment Adviser eliminated the voluntary expense caps for U.S. Short-Term, Worldwide Core, Limited Duration, Mortgage, International and Emerging Markets. Prior to February 15, 2003, the voluntary expense caps for U.S. Short-Term, Worldwide Core, Limited Duration, Mortgage, International and Emerging Markets were 0.25%, 0.45%, 0.30%, 0.25%, 0.60% and 1.50%, respectively.

Effective May 28, 2002, Directors who are not employees of the Investment Adviser receive an annual retainer of $40,000 payable in quarterly installments. On November 22, 1999, the directors established the position of lead independent director. The lead independent director acts as spokesperson for the remaining independent directors. The lead independent director receives an additional 25% compensation on an annual basis, which is payable in quarterly installments. Directors' fees of $170,000 were allocated among the Portfolios and paid for the year ended December 31, 2003.

As of December 31, 2003, the Investment Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 39.9% of the Fund's total net assets and therefore, the Investment Adviser may be deemed a control person.

Pursuant to an Operations Monitoring Agreement effective August 15, 2003, EOS Fund Services LLC ("EOS"), one employee of which serves as an officer of the Fund, earns a fee for providing operations monitoring services to the Fund as well as to other investment vehicles offered by the Fund's investment adviser according to the following schedule: 0.02% of the first $3.5 billion of the combined average daily net assets of the Fund and the other investment vehicles, 0.015%
thereafter up to $5 billion, 0.01% thereafter up to $7.5 billion, 0.0075% thereafter up to $10 billion and 0.005% on assets over $10 billion. Pursuant to an Administration Agreement, Investors Capital Services, Inc. ("Investors Capital," a wholly owned subsidiary of Investors Financial Services Co.) earns a fee for providing fund administration services to the Fund according to the following schedule: 0.07% of the Fund's average daily net assets on the first $350 million, 0.05% thereafter up to $2 billion, 0.04% thereafter up to $5 billion and 0.03% on assets over $5 billion. Investors Bank & Trust Company ("IBT," a wholly owned subsidiary of Investors Financial Services Co.) serves as the Fund's custodian and accounting and transfer agent. Fees paid for services rendered by Investors Capital and IBT are based upon assets of the Fund and on transactions entered into by the Fund during the period. Fees for such services paid to IBT by the Fund are reflected as administration fees, custodian fees and transfer agent fees in the Statement of Operations.

4.   INVESTMENT TRANSACTIONS

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2003, for each of the Portfolios were as follows:

                                                       UNREALIZED     UNREALIZED                        TAX
      PORTFOLIO                                      APPRECIATION   DEPRECIATION        NET             COST
----------------------------------------------------------------------------------------------------------------
U.S. Short-Term                                      $     71,874   $    374,234   $   (302,360)   $ 104,113,512
Limited Duration                                          284,093        707,273       (423,180)     120,756,044
Mortgage                                                2,944,520      1,546,656      1,397,864      215,705,605
Worldwide                                               8,078,368      1,479,565      6,598,803      168,279,603
Worldwide Core                                          3,245,709        142,459      3,103,250       70,887,960
International                                           3,864,808          6,199      3,858,609       69,686,403
Emerging Markets                                          351,446         32,665        318,781       10,550,343
U.S. Inflation-Indexed                                  2,594,399         24,259      2,570,140       81,927,874
Global Inflation-Indexed Hedged                           525,831              -        525,831       20,369,233

Purchase costs and proceeds from sales of investment securities (including U.S. government securities), other than short-term investments, for the year ended December 31, 2003 for each of the Portfolios were as follows:

                                                               PURCHASE COST OF      PROCEEDS FROM SALES OF
      PORTFOLIO                                              INVESTMENT SECURITIES   INVESTMENT SECURITIES
-----------------------------------------------------------------------------------------------------------
U.S. Short-Term                                                 $    218,381,607        $    177,030,057
Limited Duration                                                     539,527,540             582,578,984
Mortgage                                                           1,342,881,460           1,322,874,152
Mortgage (short sale transactions*)                                    6,106,875               6,144,375
Worldwide                                                            699,919,888             741,122,845
Worldwide Core                                                       453,157,025             519,266,782
International                                                        167,024,798             181,908,932
Emerging Markets                                                      51,417,299              53,335,666
U.S. Inflation-Indexed                                               131,654,817             138,815,573
Global Inflation-Indexed Hedged                                       45,502,232              26,944,533

* Securities sold but not yet purchased.

Mortgage is engaged in short-selling, in which Mortgage borrows a security and then is obligated to replace it by purchasing the security at current market value. Mortgage incurs a loss if the price of the security increases between the date of the short sale and the date on which Mortgage purchases the security to cover the short sale. Mortgage realizes a gain if the price of the security declines between those dates. While Mortgage has a borrowed security, Mortgage will maintain daily a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position (see Note 12). At December 31, 2003, Mortgage held no open short positions.

5.   FORWARD FOREIGN EXCHANGE CONTRACTS

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolios' Investment Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the Statement of Operations. The Portfolios' custodian will place and maintain cash not available for investment, U.S. government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts (see Note 12). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts.

Appendix A of the Notes to Financial Statements details each fund's outstanding forward foreign exchange contracts at December 31, 2003.

6.   FINANCIAL FUTURES CONTRACTS

Each Portfolio may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Portfolio to "mark to market" open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At December 31, 2003, the Portfolios placed U.S. Treasury bills, other liquid securities or cash in segregated accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

                                                               DECEMBER 31, 2003
      PORTFOLIO                                                 COLLATERAL VALUE
--------------------------------------------------------------------------------
Limited Duration                                                  $    399,686
Mortgage                                                               499,607
Worldwide                                                              939,599
Worldwide Core                                                       1,439,434
International                                                          799,736

Appendix B of the Notes to Financial Statements details each Portfolio's open futures contracts at December 31, 2003.

7.   CAPITAL STOCK TRANSACTIONS

As of December 31, 2003, the Fund complex has authorized 5,000,000,000 shares, each with a par value of $0.001. Each Portfolio has been allocated 200,000,000 shares, with the remainder as unallocated. Transactions in capital stock are listed in Appendix C of the Notes to Financial Statements.

8.   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase and reverse repurchase agreements. The Investment Adviser determines creditworthiness of a repurchase agreement counterparty, subject to the oversight of the Board of Directors. Under a repurchase agreement, a bank or securities firm which the Portfolio's Investment Adviser has deemed creditworthy (that is, a dealer in U.S. government securities reporting to the Federal Reserve Bank of New York) or the Fund's custodian, agrees to sell U.S. government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. government securities purchases U.S. government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement (see Note 12). Each Portfolio will only engage in repurchase and reverse repurchase transactions with counterparties selected on the basis of such counterparty's creditworthiness.

During the year ended December 31, 2003, U.S. Short Term, Mortgage, Worldwide, Worldwide Core and International entered into reverse repurchase agreements. The following table summarizes the interest expenses associated with reverse repurchase agreements, the average amount of reverse repurchase agreements outstanding, and the average interest rate for each Portfolio.

                                               INTEREST      AVERAGE    AVERAGE
    PORTFOLIO                                   EXPENSE      BALANCE      RATE
-------------------------------------------------------------------------------
U.S. Short-Term                                $   4,713  $  1,656,203     1.38%
Mortgage                                             641     2,160,900     1.07%
Worldwide                                          1,448     1,902,650     1.38%
Worldwide Core                                       105     1,024,000     1.23%
International                                      2,945     1,070,605     1.24%

9.   OPTIONS TRANSACTIONS

For hedging purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to "mark to market" option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

10.  SWAP TRANSACTIONS

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations, that the counterparty defaults on its obligation, or that unfavorable changes occur in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counterparty generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating overall potential risk.

At December 31, 2003, Mortgage-Backed Portfolio had one outstanding swap contract with Deutsche Bank with the following terms:

  NOTIONAL         TERMINATION       PAYMENT MADE          PAYMENTS RECEIVED
   AMOUNT             DATE          BY THE PORTFOLIO       BY THE PORTFOLIO
----------------------------------------------------------------------------
$  15,000,000        3/15/06             2.44%                 USD LIBOR

11.  INTEREST ONLY AND PRINCIPAL ONLY SECURITIES

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, U.S. Treasury obligations, or other bonds. Principal only securities (POs) entitle the holder to principal cash flows on the underlying pool. The Fund primarily invests in IOs and POs backed by mortgage securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

12.  SEGREGATION OF ASSETS

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its segregated settled assets.

13.  CONCENTRATION OF RISKS

The Portfolios may invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets.

The Portfolios invest in debt securities which are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default.

14.  FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

As required by current Federal income tax regulations, the Limited Duration, International, and US Inflation-Indexed Portfolios hereby designates $776,627, $158,383 and $1,132,737 respectively as long term capital gain dividends subject to a maximum tax rate of 15%. In addition, the International Portfolio designates $257,018 as long-term capital gain dividends subject to a maximum tax rate of 20%.

                                   APPENDIX A
    OPEN FORWARD FOREIGN EXCHANGE CONTRACTS AS OF DECEMBER 31, 2003 (AUDITED)
                          (CONTINUATION OF FOOTNOTE 5)

WORLDWIDE

                                                                                                             UNREALIZED
    CONTRACT                                                                COST/                           APPRECIATION
     AMOUNT                                                                PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
      7,447,408   Australian Dollar closing 2/24/04                    $     5,256,081   $     5,576,101   $       320,020
      6,375,994   British Pound Sterling closing 2/24/04                    10,690,600        11,367,679           677,079
     24,961,863   Canadian Dollar closing 2/24/04                           18,816,534        19,271,607           455,073
     54,869,664   Euro closing 2/24/04                                      64,451,812        69,108,969         4,657,157
  6,258,587,142   Japanese Yen closing 2/24/04                              57,517,756        58,497,143           979,387
      2,371,971   Polish Zloty closing 2/24/04                                 611,068           629,835            18,767
  1,424,098,560   Republic of Korea Won closing 2/24/04                      1,194,714         1,189,201            (5,513)

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
      6,280,000   Australian Dollar closing 2/24/04                          4,376,218         4,702,026          (325,808)
      9,821,990   British Pound Sterling closing 2/24/04                    16,744,628        17,511,504          (766,876)
     21,246,303   Canadian Dollar closing 2/24/04                           16,040,000        16,403,039          (363,039)
     26,242,996   Euro closing 2/24/04                                      30,642,229        33,053,355        (2,411,126)
  4,048,298,924   Japanese Yen closing 2/24/04                              37,252,277        37,838,240          (585,963)
     25,269,976   Polish Zloty closing 2/24/04                               6,360,062         6,709,994          (349,932)
     39,182,403   Swedish Krona closing 2/24/04                              5,040,056         5,431,651          (391,595)
      5,933,965   Swiss Franc closing 2/24/04                                4,310,000         4,804,443          (494,443)
                                                                                                           ---------------
                                                                                                           $     1,413,188
                                                                                                           ===============

    CONTRACT         CURRENCY TO                                            COST/
     AMOUNT            DELIVER                                             PROCEEDS           VALUE
--------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS CLOSING 2/24/04
      1,650,000   Australian Dollar                                    $     1,205,800   $     1,235,405
      3,750,403   Euro                                                       4,401,712         4,723,675
      3,680,733   Euro                                                       4,282,549         4,635,925
      3,176,284   Euro                                                       3,696,930         4,000,566
    510,000,000   Japanese Yen                                               4,687,435         4,766,817
      2,027,780   Euro                                                       2,445,120         2,554,013
      1,811,000   British Pound                                              3,132,108         3,228,809
                  Sterling
     16,000,000   Norwegian Krone                                            2,382,544         2,400,762

                                                                                                             UNREALIZED
    CONTRACT         CURRENCY TO                                            COST/                           APPRECIATION
     AMOUNT            RECEIVE                                             PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS CLOSING 2/24/04
      1,601,243   Canadian Dollar                                      $     1,205,800   $     1,236,226   $           821
      5,815,033   Swiss Franc                                                4,401,712         4,708,150           (15,525)
      2,540,000   British Pound                                              4,282,549         4,528,534          (107,391)
                  Sterling
     14,700,476   Polish Zloty                                               3,696,930         3,903,451           (97,115)
      3,943,462   Euro                                                       4,687,435         4,966,835           200,018
     16,421,000   Norwegian Krone                                            2,445,120         2,463,932           (90,081)
      2,585,592   Euro                                                       3,132,108         3,256,582            27,773
      1,953,332   Euro                                                       2,382,544         2,460,244            59,482
                                                                                                           ---------------
                                                                                                           $       (22,018)
                                                                                                           ===============

WORLDWIDE CORE

                                                                                                             UNREALIZED
    CONTRACT                                                                COST/                           APPRECIATION
     AMOUNT                                                                PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS

      2,410,000   Australian Dollar closing 2/24/04                    $     1,708,160   $     1,804,440   $        96,280
        780,000   British Pound Sterling closing 2/24/04                     1,334,564         1,390,652            56,088
      7,726,553   Canadian Dollar closing 2/24/04                            5,824,473         5,965,224           140,751
     16,520,538   Euro closing 2/24/04                                      19,466,257        20,807,807         1,341,550
  1,503,717,174   Japanese Yen closing 2/24/04                              13,890,386        14,054,795           164,409
      2,985,720   Polish Zloty closing 2/24/04                                 749,911           792,805            42,894

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
      2,340,000   Australian Dollar closing 2/24/04                          1,630,629         1,752,029          (121,400)
      4,440,891   British Pound Sterling closing 2/24/04                     7,556,151         7,917,609          (361,458)
      7,827,122   Canadian Dollar closing 2/24/04                            5,900,000         6,042,867          (142,867)
     25,593,117   Euro closing 2/24/04                                      29,805,900        32,234,824        (2,428,924)
  2,382,236,175   Japanese Yen closing 2/24/04                              21,836,384        22,266,049          (429,665)
     11,296,620   Polish Zloty closing 2/24/04                               2,841,252         2,999,617          (158,365)
      2,244,168   Swiss Franc closing 2/24/04                                1,630,000         1,816,994          (186,994)
                                                                                                           ---------------
                                                                                                           $    (1,987,701)
                                                                                                           ===============

    CONTRACT         CURRENCY TO                                            COST/
     AMOUNT            DELIVER                                             PROCEEDS           VALUE
--------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS CLOSING 2/24/04
        700,000   Australian Dollar                                    $       511,552   $       524,111
      1,420,000   Euro                                                       1,668,629         1,788,506
      1,362,161   Euro                                                       1,584,880         1,715,657
      1,145,835   Euro                                                       1,333,656         1,443,192
    215,000,037   Japanese Yen                                               1,976,076         2,009,541
        824,903   Euro                                                         994,749         1,038,974
        796,000   British Pound                                              1,377,796         1,419,179
                  Sterling
      6,800,000   Norwegian Krone                                            1,012,581         1,020,324

                                                                                                             UNREALIZED
    CONTRACT         CURRENCY TO                                            COST/                           APPRECIATION
     AMOUNT            RECEIVE                                             PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS CLOSING 2/24/04
        679,315   Canadian Dollar                                      $       511,552   $       524,460   $           349
      2,198,066   Swiss Franc                                                1,668,629         1,779,668            (8,838)
        940,000   British Pound                                              1,584,880         1,675,914           (39,743)
                  Sterling
      5,303,151   Polish Zloty                                               1,333,656         1,408,158           (35,034)
      1,662,440   Euro                                                       1,976,076         2,093,862            84,321
      6,680,000   Norwegian Krone                                              994,749         1,002,318           (36,656)
      1,137,386   Euro                                                       1,377,796         1,432,551            13,372
        830,166   Euro                                                       1,012,581         1,045,603            25,279
                                                                                                           ---------------
                                                                                                           $         3,050
                                                                                                           ===============

INTERNATIONAL

                                                                                                             UNREALIZED
    CONTRACT                                                                COST/                           APPRECIATION
     AMOUNT                                                                PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
      3,831,578   Australian Dollar closing 2/24/04                    $     2,700,094   $     2,868,818   $       168,724
      5,701,139   British Pound Sterling closing 2/24/04                     9,657,545        10,164,489           506,944
     16,073,391   Canadian Dollar closing 2/24/04                           12,179,294        12,409,334           230,040
      4,657,131   Danish Krone closing 2/24/04                                 730,290           787,703            57,413
     40,885,615   Euro closing 2/24/04                                      48,379,168        51,495,900         3,116,732
  3,245,362,901   Japanese Yen closing 2/24/04                              29,855,891        30,333,437           477,546
  1,501,140,000   Republic of Korea Won closing 2/24/04                      1,259,346         1,253,534            (5,812)
     23,445,205   Swedish Krona closing 2/24/04                              3,197,905         3,250,086            52,181

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
      3,090,000   Australian Dollar closing 2/24/04                          2,153,266         2,313,577          (160,311)
      9,971,938   British Pound Sterling closing 2/24/04                    17,178,115        17,778,842          (600,727)
     13,221,166   Canadian Dollar closing 2/24/04                            9,996,634        10,207,296          (210,662)
     30,582,475   Danish Krone closing 2/24/04                               4,916,826         5,172,693          (255,867)
     18,877,157   Euro closing 2/24/04                                      22,112,273        23,775,995        (1,663,722)
        413,654   Euro closing 1/02/04                                         516,996           521,763            (4,767)
  1,585,390,056   Japanese Yen closing 2/24/04                              14,557,244        14,818,167          (260,923)
      9,093,993   New Zealand Dollar closing 2/24/04                         5,819,294         5,933,598          (114,304)
     33,364,216   Swedish Krona closing 2/24/04                              4,291,659         4,625,106          (333,447)
      2,905,027   Swiss Franc closing 2/24/04                                2,110,000         2,352,059          (242,059)
                                                                                                           ---------------
                                                                                                           $       756,979
                                                                                                           ===============

    CONTRACT         CURRENCY TO                                            COST/
     AMOUNT            DELIVER                                             PROCEEDS           VALUE
--------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS CLOSING 2/24/04
        950,000   Australian Dollar                                    $       696,188   $       711,294
      1,800,000   Euro                                                       2,115,163         2,267,121
      1,709,947   Euro                                                       1,989,530         2,153,697
    329,999,999   Japanese Yen                                               3,033,046         3,084,411
      1,239,887   Euro                                                       1,492,779         1,561,651
      1,131,000   British Pound                                              1,962,624         2,016,446
                  Sterling
      9,400,000   Norwegian Krone                                            1,402,589         1,410,448

                                                                                                             UNREALIZED
    CONTRACT         CURRENCY TO                                            COST/                           APPRECIATION
     AMOUNT            RECEIVE                                             PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
        921,928   Canadian Dollar                                      $       696,188   $       711,767   $           473
      2,786,281   Swiss Franc                                                2,115,163         2,255,917           (11,204)
      1,180,000   British Pound                                              1,989,530         2,103,807           (49,890)
                  Sterling
      2,551,652   Euro                                                       3,033,046         3,213,835           129,424
     10,041,000   Norwegian Krone                                            1,492,779         1,506,628           (55,023)
      1,616,060   Euro                                                       1,962,624         2,035,446            19,000
      1,147,583   Euro                                                       1,402,589         1,445,393            34,945
                                                                                                           ---------------
                                                                                                           $        67,725
                                                                                                           ===============

GLOBAL INFLATION-INDEXED

                                                                                                             UNREALIZED
    CONTRACT                                                                COST/                           APPRECIATION
     AMOUNT                                                                PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
        386,034   British Pound Sterling closing 2/24/04               $       660,020   $       688,255   $        28,235
      1,181,070   Canadian Dollar closing 2/24/04                              899,870           911,836            11,966
      3,602,014   Euro closing 2/24/04                                       4,369,430         4,536,778           167,348
     67,332,500   Japanese Yen closing 2/24/04                                 623,511           629,337             5,826
      3,140,510   Swedish Krona closing 2/24/04                                419,406           435,352            15,946

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
      3,824,287   British Pound Sterling closing 2/24/04                     6,408,434         6,818,274          (409,840)
      2,522,644   Canadian Dollar closing 2/24/04                            1,909,867         1,947,587           (37,720)
      4,087,028   Euro closing 2/24/04                                       4,820,585         5,147,659          (327,074)
     30,420,320   Japanese Yen closing 2/24/04                                 280,000           284,330            (4,330)
        431,619   New Zealand Dollar closing 2/24/04                           259,403           281,620           (22,217)
     11,071,326   Swedish Krona closing 2/24/04                              1,439,938         1,534,760           (94,822)
        410,810   Swiss Franc closing 2/24/04                                  312,000           332,613           (20,613)
                                                                                                           ---------------
                                                                                                           $      (687,295)
                                                                                                           ===============

    CONTRACT         CURRENCY TO                                            COST/
     AMOUNT            DELIVER                                             PROCEEDS           VALUE
--------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS CLOSING 2/24/04
        150,000   Australian Dollar                                    $       109,618   $       112,309
        250,000   Euro                                                         293,802           314,878
     36,160,000   Japanese Yen                                                 333,375           337,977
        148,307   Euro                                                         178,300           186,794
        141,000   British Pound                                                244,190           251,387
                  Sterling
      1,200,000   Norwegian Krone                                              178,701           180,057

                                                                                                             UNREALIZED
    CONTRACT         CURRENCY TO                                            COST/                           APPRECIATION
     AMOUNT            RECEIVE                                             PROCEEDS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
        145,568   Canadian Dollar                                      $       109,618   $       112,384   $            75
        387,023   Swiss Franc                                                  293,802           313,354            (1,524)
        279,980   Euro                                                         333,375           352,638            14,661
      1,201,000   Norwegian Krone                                              178,300           180,207            (6,587)
        201,472   Euro                                                         244,190           253,756             2,369
        146,500   Euro                                                         178,701           184,518             4,461
                                                                                                           ---------------
                                                                                                           $        13,455
                                                                                                           ===============

                                   APPENDIX B
       OPEN FINANCIAL FUTURES CONTRACTS AS OF DECEMBER 31, 2003 (AUDITED)
                          (CONTINUATION OF FOOTNOTE 6)

LIMITED DURATION

  NUMBER                                                           NOTIONAL
    OF                                                             VALUE OF         UNREALIZED
 CONTRACTS                                                         CONTRACTS       APPRECIATION
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
   106       March 2004 2-Year U.S. Treasury Note              $    22,688,969   $       123,845
                                                                                 ---------------

MORTGAGE

  NUMBER                                                           NOTIONAL
    OF                                                             VALUE OF        UNREALIZED
 CONTRACTS                                                         CONTRACTS      DEPRECIATION
------------------------------------------------------------------------------------------------
SHORT FUTURES CONTRACTS:
    17       March 2004 10-Year U.S. Treasury Note             $     1,908,516   $          (856)
    83       March 2004 2-Year U.S. Treasury Note                   17,765,891           (75,762)
   128       March 2004 5-Year U.S. Treasury Note                   14,288,000           (70,606)
                                                                                 ---------------
                                                                                 $      (147,224)
                                                                                 ===============

WORLDWIDE

  NUMBER                                                           NOTIONAL        UNREALIZED
    OF                                                             VALUE OF       APPRECIATION
 CONTRACTS                                                         CONTRACTS     (DEPRECIATION)
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
     6       March 2004 10-Year Japanese Bond                  $   827,100,000   $        41,989
     8       March 2004 10-Year U.S. Treasury Note                     898,125             1,925
    17       March 2004 2-Year U.S. Treasury Note                    3,638,797            18,002
    63       March 2004 5-Year U.S. Treasury Note                    7,032,375            30,590
   125       March 2004 Euro Bund                                   14,140,000           277,943
    56       March 2004 Euro Schatz                                  5,922,000            47,803
     1       March 2004 U.S. Long Bond                                 109,312               411

SHORT FUTURES CONTRACTS:
    92       March 2004 10-Year U.S. Treasury Note                  10,328,437          (128,356)
    12       March 2004 2-Year U.S. Treasury Note                    2,568,563            (7,870)
     1       March 2004 5-Year U.S. Treasury Note                      111,625              (566)
    28       March 2004 Euro BOBL                                    3,094,840           (43,203)
                                                                                 ---------------
                                                                                 $       238,668
                                                                                 ===============

WORLDWIDE CORE

  NUMBER                                                           NOTIONAL         UNREALIZED
    OF                                                             VALUE OF        APPRECIATION
 CONTRACTS                                                         CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
     1       March 2004 10-Year Japanese Bond                  $   137,850,000   $         6,999
     5       March 2004 10-Year U.S. Treasury Note                     561,328             1,311
    13       March 2004 5-Year U.S. Treasury Note                    1,451,125             7,079
     5       March 2004 Euro BOBL                                      552,650             8,834
    40       March 2004 Euro Bund                                    4,524,800            87,841
     7       March 2004 U.S. Long Bond                                 765,187             2,499

SHORT FUTURES CONTRACTS:
    31       March 2004 10-Year U.S. Treasury Note                   3,480,235           (39,125)
     5       March 2004 2-Year U.S. Treasury Note                    1,070,234            (3,283)
     1       March 2004 Euro                                           246,937              (829)
     1       June 2004 Euro                                            246,425            (1,066)
     1       September 2004 Euro                                       245,612            (1,179)
     1       December 2004 Euro                                        244,600            (1,104)
     1       March 2005 Euro                                           243,575              (929)
                                                                                 ---------------
                                                                                 $        67,048
                                                                                 ===============

INTERNATIONAL

  NUMBER                                                           NOTIONAL         UNREALIZED
    OF                                                             VALUE OF        APPRECIATION
 CONTRACTS                                                         CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
     3       March 2004 10-Year Japanese Bond                  $   413,550,000   $        20,994
     6       March 2004 British Long Gilts                             650,880            22,734

SHORT FUTURES CONTRACTS:
    11       March 2004 Euro BOBL                                    1,215,830            (5,683)
     9       March 2004 Euro Bund                                    1,018,080            (4,691)
    13       March 2004 Euro Schatz                                  1,374,750            (2,185)
                                                                                 ---------------
                                                                                 $        31,169
                                                                                 ===============

                                   APPENDIX C
                      CAPITAL STOCK TRANSACTIONS (AUDITED)
                          (CONTINUATION OF FOOTNOTE 7)

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                     50,042,795   $   474,882,237       210,208,279    $ 2,029,173,039
Shares issued related to reinvestment of
   dividends                                       265,091         2,509,965           503,529          4,856,980
                                           ---------------   ---------------   ---------------    ---------------
                                                50,307,886       477,392,202       210,711,808      2,034,030,019
Shares redeemed                                 49,210,977       467,003,199       230,671,779      2,226,078,026
                                           ---------------   ---------------   ---------------    ---------------
Net increase (decrease)                          1,096,909   $    10,389,003       (19,959,971)   $  (192,048,007)
                                           ===============   ===============   ===============    ===============

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      1,527,801   $    15,443,410         5,545,951    $    56,422,623
Shares issued related to reinvestment of
   dividends                                       654,997         6,591,608           645,913          6,548,422
                                           ---------------   ---------------   ---------------    ---------------
                                                 2,182,798        22,035,018         6,191,864         62,971,045
Shares redeemed                                  6,066,089        60,974,451         1,530,280         15,537,363
                                           ---------------   ---------------   ---------------    ---------------
Net (decrease) increase                         (3,883,291)  $   (38,939,433)        4,661,584    $    47,433,682
                                           ===============   ===============   ===============    ===============

Transactions in capital stock for Mortgage were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                              -   $             -         1,180,139    $    12,000,000
Shares issued related to reinvestment of
   dividends                                       675,879         6,892,975         1,543,120         15,636,714
                                           ---------------   ---------------   ---------------    ---------------
                                                   675,879         6,892,975         2,723,259         27,636,714
Shares redeemed                                  3,108,881        31,593,755        23,318,083        237,568,994
                                           ---------------   ---------------   ---------------    ---------------
Net decrease                                    (2,433,002)  $   (24,700,780)      (20,594,824)   $  (209,932,280)
                                           ===============   ===============   ===============    ===============

Transactions in capital stock for Worldwide were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      6,486,195   $    63,516,759         1,776,664    $    15,998,029
Shares issued related to reinvestment of
   dividends                                     1,266,217        12,343,258           528,670          4,706,751
                                           ---------------   ---------------   ---------------    ---------------
                                                 7,752,412        75,860,017         2,305,334         20,704,780
Shares redeemed                                  8,639,620        84,286,489         2,795,576         25,242,875
                                           ---------------   ---------------   ---------------    ---------------
Net decrease                                      (887,208)  $    (8,426,472)         (490,242)   $    (4,538,095)
                                           ===============   ===============   ===============    ===============

Transactions in capital stock for Worldwide Core were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      1,235,873   $    13,883,818         2,695,168    $    29,425,136
Shares issued related to reinvestment of
   dividends                                       278,474         3,126,135           801,646          8,767,984
                                           ---------------   ---------------   ---------------    ---------------
                                                 1,514,347        17,009,953         3,496,814         38,193,120
Shares redeemed                                  6,018,842        67,683,179        13,097,279        143,619,801
                                           ---------------   ---------------   ---------------    ---------------
Net decrease                                    (4,504,495)  $   (50,673,226)       (9,600,465)   $  (105,426,681)
                                           ===============   ===============   ===============    ===============

Transactions in capital stock for International were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                     12,200,565   $   107,669,510         8,154,336    $    66,007,172
Shares issued related to reinvestment of
   dividends                                     1,465,348        12,760,894           590,568          4,895,380
                                           ---------------   ---------------   ---------------    ---------------
                                                13,665,913       120,430,404         8,744,904         70,902,552
Shares redeemed                                 14,796,992       130,362,600        12,907,187        106,347,512
                                           ---------------   ---------------   ---------------    ---------------
Net decrease                                    (1,131,079)  $    (9,932,196)       (4,162,283)   $   (35,444,960)
                                           ===============   ===============   ===============    ===============

Transactions in capital stock for Emerging Markets were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      2,211,566   $    17,801,244            61,349    $       500,000
Shares issued related to reinvestment of
   dividends                                       132,722         1,112,029           261,237          2,040,220
                                           ---------------   ---------------   ---------------    ---------------
                                                 2,344,288        18,913,273           322,586          2,540,220
Shares redeemed                                  2,244,102        19,229,707         3,223,856         23,566,195
                                           ---------------   ---------------   ---------------    ---------------
Net increase (decrease)                            100,186   $      (316,434)*      (2,901,270)   $   (21,025,975)
                                           ===============   ===============   ===============    ===============

* The amount shown for net share transactions does not correspond with the aggregate decrease in paid-in capital due to the timing of purchases and redemptions of Portfolio shares in relation to the fluctuating market values of the Portfolio.

Transactions in capital stock for U.S. Inflation-Indexed were as follows for the periods indicated:

                                                      YEAR ENDED                          YEAR ENDED
                                                   DECEMBER 31, 2003                   DECEMBER 31, 2002
                                           ---------------------------------   ----------------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      2,344,572   $    25,700,000         8,629,124    $    91,076,001
Shares issued related to reinvestment of
   dividends                                       655,986         7,126,534           521,956          5,591,150
                                           ---------------   ---------------   ---------------    ---------------
                                                 3,000,558        32,826,534         9,151,080         96,667,151
Shares redeemed                                  3,216,776        35,109,000         4,817,699         51,032,000
                                           ---------------   ---------------   ---------------    ---------------
Net (decrease) increase                           (216,218)  $    (2,282,466)        4,333,381    $    45,635,151
                                           ===============   ===============   ===============    ===============

Transactions in capital stock for Global Inflation-Indexed Hedged were as follows for the period indicated:

                                                     PERIOD ENDED
                                                   DECEMBER 31, 2003
                                           ---------------------------------
                                                SHARES            AMOUNT
----------------------------------------------------------------------------
Shares sold                                      2,007,810   $    20,199,973
Shares issued related to reinvestment of
   dividends                                        72,981           746,921
                                           ---------------   ---------------
                                                 2,080,791        20,946,894
Shares redeemed                                     39,254           400,000
                                           ---------------   ---------------
Net increase                                     2,041,537   $    20,546,894
                                           ===============   ===============

FFTW FUNDS, INC.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of FFTW Funds, Inc.

     We have audited the accompanying statements of assets and liabilities of FFTW Funds, Inc. (comprising U.S. Short-Term, Limited Duration, Mortgage-Backed, Worldwide, Worldwide-Core, International, Emerging Markets Portfolios, U.S. Inflation-Indexed and Global Inflation-Indexed Hedged) (the "Funds"), including the schedules of investments, as of December 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FFTW Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG
New York, New York
February 20, 2004

FFTW FUNDS, INC.

DIRECTORS AND OFFICERS

Listed in the charts below is basic information regarding the Directors and officers of the Fund.

INDEPENDENT DIRECTORS:

                                                                                     NUMBER OF
                                          TERM OF                PRINCIPAL         PORTFOLIOS IN
                        POSITION(S)     OFFICE(1) AND          OCCUPATION(S)       FUND COMPLEX
  NAME, ADDRESS,         HELD WITH        LENGTH OF             DURING PAST         OVERSEEN BY       OTHER DIRECTORSHIPS
      AND AGE              FUND         TIME SERVED             FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
---------------------------------------------------------------------------------- ------------------------------------------
John C Head III         Director       Since June 1989     Managing Member of           18         Chairman of the Board of
c/o FFTW, Inc.                                             Head & Company L.L.C.                   ESG Re Limited and a
200 Park Avenue                                            since 1987                              director of other private
New York, NY                                                                                       companies.
Age: 55

Lawrence B. Krause      Director       Since April 1991    Professor Emeritus           18         Director - PriceSmart Inc.
c/o FFTW, Inc.                                             at the University of
200 Park Avenue                                            California - San
New York, NY                                               Diego ("UCSD"), La
Age: 74                                                    Jolla, CA since
                                                           1987; member of the
                                                           Council on Foreign
                                                           Relations and
                                                           Journal of Economic
                                                           Research.

Saul H. Hymans          Director       Since April 1999    Professor of                 18         N/A
c/o FFTW, Inc.                                             Economics and
200 Park Avenue                                            Statistics and
New York, NY                                               Director of the
Age: 66                                                    Research Seminar in
                                                           Quantitative
                                                           Economics at The
                                                           University of
                                                           Michigan; member of
                                                           the Michigan faculty
                                                           since 1964.

Andrea Redmond          Director       Since April 1999    Managing Director of         18         N/A
c/o FFTW, Inc.                                             Russell Reynolds
200 Park Avenue                                            Associates, Inc., an
New York, NY                                               executive search
Age: 47                                                    firm, since 1986.

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

INTERESTED DIRECTORS:

                                                                                     NUMBER OF
                                          TERM OF                PRINCIPAL         PORTFOLIOS IN
                        POSITION(S)     OFFICE(1) AND          OCCUPATION(S)       FUND COMPLEX
    NAME, ADDRESS,       HELD WITH        LENGTH OF             DURING PAST         OVERSEEN BY       OTHER DIRECTORSHIPS
  AND DATE OF BIRTH         FUND         TIME SERVED            FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
---------------------------------------------------------------------------------- ------------------------------------------
Onder John Olcay(2)     Chairman of    Since February      Vice Chairman and            18         Chairman of the Board
FFTW                    the Board of   1989, formerly      Managing Director of                    Directors of the following
2 Royal Exchange        Directors      President.          FFTW, Inc. and its                      Boards: Fischer Francis
London EC3V 3RA                                            parent company,                         Trees & Watts (Singapore),
England                                                    Charter Atlantic                        Pte. Ltd., Fischer Francis
DOB: 10/28/36                                              Corporation since                       Trees & Watts KK, FFTW
                                                           1983.                                   Funds Selection, FFTW
                                                                                                   Funds Selection II, FFTW
                                                                                                   Mortgage Total Return Fund
                                                                                                   plc and FFTW Global Debt
                                                                                                   Fund plc.

Stephen P. Casper(2)    Director,      Chief Executive     Managing Director of         18         Director of the following
FFTW, Inc.              Chief          Officer and         FFTW, Inc. and its                      Boards: The Depository
200 Park Avenue         Executive      President since     parent company,                         Trust & Clearing
New York, NY            Officer and    November 2002,      Charter Atlantic                        Corporation, The
DOB: 3/11/50            President.     formerly Vice       Corporation since                       Depository Trust Company,
                                       President from      December 1991; Chief                    The National Securities
                                       February 2001-      Operating Officer of                    Clearing Corporation, The
                                       November 2002,      FFTW, Inc. and its                      Emerging Markets Clearing
                                       Director since      parent company                          Corporation, The
                                       November 1997;      Charter Atlantic                        Government Securities
                                       formerly,           Corporation since May                   Clearing Corporation, The
                                       Treasurer from      2001.                                   Mortgage-Backed Securities
                                       October 1990-                                               Clearing Corporation,
                                       November 1997                                               Fischer Francis Trees &
                                                                                                   Watts (Singapore) Pte Ltd,
                                                                                                   FFTW Funds Selection, FFTW
                                                                                                   Funds Selection II, FFTW
                                                                                                   Diversified Alpha Fund
                                                                                                   Ltd., FFTW Mortgage Total
                                                                                                   Return Fund plc, and FFTW
                                                                                                   Global Debt Fund plc.

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Messrs. Olcay and Casper are considered "interested persons" of FFTW Funds, Inc. (the "Fund") as defined in the Investment Company Act of 1940, as amended, because of their positions with FFTW, Inc., which serves as Investment Adviser to the Fund.

PRINCIPAL OFFICERS:

                                                                TERM OF
                                                             OFFICE(1) AND
        NAME, ADDRESS,              POSITION(S) HELD           LENGTH OF                 PRINCIPAL OCCUPATION(S)
           AND AGE                      WITH FUND             TIME SERVED                DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Michael L. Wyne                   Vice President          Since December 2003          Managing Director since 2000
FFTW, Inc.                                                                             and Director of Operations at
200 Park Avenue                                                                        FFTW, Inc. since 1992.
New York, NY
Age:  43

William E. Vastardis              Treasurer and           Treasurer since              President and Managing Member
EOS Fund Services LLC             Principal Financial     November 1997; formerly,     of EOS Fund Services LLC
26 West 17th Street, 6th Floor    Officer                 Secretary from February      since 2003; Managing Director
New York, NY  10011                                       1998 to May 2000             and Head of Fund
Age: 48                                                                                Administration for Investors
                                                                                       Capital Services, Inc.
                                                                                       (formerly AMT Capital
                                                                                       Services, Inc.) from 1992 to
                                                                                       2003.

Victoria B. McFarlane             Assistant Treasurer     Since December 2003          Director, Mutual Fund
Investors Bank & Trust                                                                 Administration, Investors
200 Clarendon Street                                                                   Bank since April 2002;
Boston, MA 02116                                                                       Assistant Vice President, MFS
Age: 44                                                                                Investment Management from
                                                                                       1998 to 2002.

Robin S. Meister                  Secretary               Since May 2000               General Counsel of FFTW, Inc.
FFTW, Inc.                                                                             since September 1998; Legal
200 Park Avenue                                                                        Counsel, FFTW, Inc. since
New York, NY                                                                           1997.
Age: 45

Jill Grossberg                    Assistant Secretary     Since May 2000               Director, Mutual Fund
Investors Bank & Trust                                                                 Administration, Investors
200 Clarendon Street                                                                   Bank since April 2000,
Boston, MA 02116                                                                       Associate Counsel, Putnam
Age: 57                                                                                Investments, Inc. from
                                                                                       1995-2000.

(1) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

OFFICERS AND DIRECTORS

Stephen P. Casper
DIRECTOR, PRESIDENT AND PRINCIPAL
EXECUTIVE OFFICER OF THE FUND

John C Head III
DIRECTOR OF THE FUND

Saul H. Hymans
DIRECTOR OF THE FUND

Lawrence B. Krause
DIRECTOR OF THE FUND

Andrea Redmond
DIRECTOR OF THE FUND

Onder John Olcay
CHAIRMAN OF THE BOARD

Michael L. Wyne
VICE PRESIDENT OF THE FUND

William E. Vastardis
TREASURER AND PRINCIPAL
FINANCIAL OFFICER OF THE FUND

Victoria B. McFarlane
ASSISTANT TREASURER OF THE FUND

Robin S. Meister
SECRETARY OF THE FUND

Jill Grossberg
ASSISTANT SECRETARY OF THE FUND

INVESTMENT ADVISER

Fischer Francis Trees & Watts, Inc.
200 Park Avenue, 46th Floor
New York, NY 10166

SUB-ADVISER

Fischer Francis Trees & Watts
2 Royal Exchange
London, EC3V 3RA

OPERATIONS MONITORING AGENT

EOS Fund Services LLC
26 West 17th Street, 6th Floor
New York, NY 10011

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR, CUSTODIAN AND FUND
ACCOUNTING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

LEGAL COUNSEL

Dechert
1775 I Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

KPMG LLP
757 Third Avenue, 10th floor
New York, NY 10017
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ITEM 2. CODE OF ETHICS.

        As of December 31, 2003, the Registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2003, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics is filed with this Form N-CSR under item 10 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is John C Head III, who is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, KPMG LLP, for the audit of the Registrant's annual financial statements for 2003 and 2002 were $262,600 and $220,200, respectively.
        (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP for 2003 or 2002.
        (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L and review of excise tax distribution calculations for 2003 and 2002 were $53,525 and $47,500, respectively.
        (d) ALL OTHER FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by KPMG LLP for the review of Anti-Money Laundering procedures and controls for 2003 was $26,231. There were no fees paid or accrued for any such services for 2002.
        (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
        (e) (2) Not applicable.
        (f) Not applicable.
        (g) Not applicable.
        (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable to this filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

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ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

        (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

     (a)(1) Code of Ethics Described in Item 2 is attached.

     (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as
     Exhibit 99CERT.302

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               FFTW Funds, Inc.

By (Signature and Title):  /s/ Stephen P. Casper
                           -----------------------------------------------------
                           Stephen P. Casper, President and Principal
                             Executive Officer

                           Date March 5, 2004
                                -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /s/ Stephen P. Casper
                           -----------------------------------------------------
                           Stephen P. Casper, President and Principal
                             Executive Officer

                           Date March 5, 2004
                                -------------


By (Signature and Title):  /s/ William E. Vastardis
                           -----------------------------------------------------
                           William E. Vastardis, Treasurer and Principal
                             Financial Officer

                           Date March 5, 2004
                                -------------